UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq. UBS Global Asset

Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1.    Reports to Stockholders.

UBS Relationship Funds	June 30, 2014

UBS Relationship Funds

Semiannual Report

Presidents Letter

August 14, 2014

Dear Shareholder,

Investors cheered earlier this year as the bull market in US equities turned five years old. It has been a remarkable five years for US equity investors. In the depths of the “Great Recession,” on March 9, 2009, the S&P 500 closed at 676.53, but on the same date this year, the index closed at 1,878.04, a gain of 178%. The anniversary of the equity bull market has inspired much reflection among investors, as opposing arguments have formed about the longevity of the market going forward.

Currently, both bullish and bearish investors have compelling arguments to support their positions. The case for a continuation of the bull market rests on expectations of low inflation, continued economic and corporate growth, and rising equity valuations. In this view, further equity market gains will be driven by a low inflationary environment, downward trending unemployment, continued consumer deleveraging and rising confidence, as well as increasing capital expenditures as corporations begin to focus on expansion. Conversely, the case for a market correction rests on assumptions of declining valuations, deteriorating profit margins and earnings disappointments. Those who support this view believe that a market correction could be led by rising interest rates, equity valuations that may appear to be overstretched versus historical averages and profit margins that, while currently above historical levels, may regress back toward their long-term mean. For mutual fund shareholders, however, long-term success will have less to do with how long the equity bull market runs and more with a long-term investment approach that will help achieve their desired outcomes despite the ups and downs of markets.

At UBS Global Asset Management, we are focused on managing funds that achieve our clients’ objectives through sustainable investment outcomes. In addition to single-strategy, equity and fixed-income products, we have added funds that utilize innovative diversifiers intended to soften the impact of market swings. These funds diversify risk through strategies that are not bound by benchmarks, are expected often to benefit from both rising and falling security prices, and utilize cost-effective defensive investment strategies. UBS Global Asset Management was among the early leaders to evolve its product offerings with the intention of providing sustainable returns in up and down markets using these strategies. We believe that diversification is paramount to successful investment outcomes, irrespective of market conditions, and we will continue to offer clients products that aim to mitigate downside risk and provide durable returns through both up and down market cycles.

I am pleased to share that the client focus, investment discipline and strength of our firm recently garnered a prestigious accolade from Euromoney magazine. In its July 2014 issue, Euromoney named UBS “Best Global Bank,” describing our firm as “a global wealth manager first and foremost, underpinned by a Swiss universal bank and a powerful asset management business….” This award is just one measure of how UBS is succeeding as a business by focusing on meeting clients’ needs.

Whatever the outcome of the current equity bull market, we remain focused on enabling our clients to achieve the outcomes they desire. As we continue to evolve our funds to provide sustainable performance in a variety of market conditions, we rely on our firm’s client-oriented culture to guide everything we do. We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver

President

The UBS Funds

Managing Director

UBS Global Asset Management (Americas) Inc.

The markets in review

Improving growth in the developed world

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product (“GDP”) in the US grew at an annualized rate of 3.5% during the fourth quarter of 2013. The Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% annualized rate. This was the first negative reading since the first quarter of 2011 and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.0% during the second quarter of 2014.1

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period. Looking back, in December 2013, the Fed announced that it would begin paring back its monthly asset purchases, stating “Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.” At its meetings in January, March, April and June 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency mortgage-backed securities and $20 billion per month of longer-term Treasuries). In the Fed’s official statement it said, “Information received since the Federal Open Market Committee met in April indicates that growth in economic activity has rebounded in recent months. Labor market indicators generally showed further improvement. The unemployment rate, though lower, remains elevated. Household spending appears to be rising moderately and business fixed investment resumed its advance, while the recovery in the housing sector remained slow.”

Growth outside the US generally improved. In its April 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) reported that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus a 0.5% contraction in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared with 1.5% in 2013. After decelerating in 2013, the IMF projects that overall growth in emerging market countries will experience an uptick to 4.9% in 2014, versus 4.7% in 2013.

Global equities generate solid results

Despite a number of headwinds, the global equity market was highly resilient and generated solid results during the reporting period. The market was volatile at times given mixed global growth, geopolitical issues and questions regarding future central bank monetary policy. However, investor demand was solid overall, as corporate profits often surprised and central banks largely remained highly accommodative. All told, the US stock market, as measured by the S&P 500 Index,2 gained 7.14% for the six months ended June 30, 2014. International developed equities, as measured by the MSCI EAFE Index (net),3 also produced positive results, gaining 4.78% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 rallied as well, as they returned 6.14% over the same period.

[1]	Based on the Commerce Department’s first estimate announced on July 30, 2014, after the reporting period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market advances

The fixed income market surprised many investors, as it posted positive results during the reporting period. When the year began, there were expectations that the economy would continue to expand and that Treasury yields would move higher. As discussed, the economy weakened during the first half of the reporting period. In addition, geopolitical concerns triggered several flights to quality. All told, the yield on the 10-year Treasury fell from 3.04% to 2.53% during the reporting period. Against this backdrop, the overall US bond market, as measured by the Barclays US Aggregate Index5, gained 3.93%. Taking on greater risk was often rewarded, as investors looked to generate incremental yield in the low interest rate environment. For example, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 rose 5.55% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)7 gained 9.10%.

[5]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2014, UBS Global Securities Relationship Fund (the “Fund”) returned 5.99%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned 5.00% and 6.18%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 5.70%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

The Fund generated a positive absolute return during the reporting period and slightly outperformed the Index, primarily due to market allocation strategy and security selection.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency forwards had a direct negative impact on Fund performance. Various equity and fixed-income futures were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives contributed to performance during the reporting period.

Portfolio performance summary1

What worked

•	Certain market allocation decisions added to performance.

–	The Fund’s underweight to US bonds was a strong contributor to performance, as US bonds lagged equities during the reporting period.

–	The Fund’s overweight to high yield bonds added value given their strong results.

–	Within non-US equities, the Fund’s preference for Canadian versus Australian equities was beneficial for results.

•	The Fund’s security selection, overall, added value during the six month period.

–	Within US equities, the US large-cap core and global ex-US core contributed to performance.

•	Some currency strategies worked well over the period.

–	Our long position in the Mexican peso versus Canadian dollar added to the Fund’s results.

–	A long position in the British pound versus the euro was rewarded.

•	Overall, the Fund’s position among risk assets was positive for performance.

–	The Fund began the period with a 66% allocation to equities, versus 65% for the benchmark. Early in the period, we increased this allocation to 69%, as the market’s decline made equities more attractively valued. We also felt moving to an overweight position in equities was appropriate given our views on the economic landscape. Prior to the end of March, we pared back this position to 65.5% as the market rallied and we looked to lock-in profits from the Fund’s overweight. At the end of April, we took an opportunity to put our cash to work and increased the Fund’s equity exposure to 67%, where it was at the end of the reporting period.

–	We also adjusted the Fund’s fixed income exposure. During the second half of the reporting period we added an overweight position in emerging markets debt, as we believed the asset class offered attractive yields relative to its risk. In June, we decreased the Fund’s position in US bonds as we felt the US economic recovery would

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Global Securities Relationship Fund

eventually drive yields on US Treasuries higher, which is a negative for bonds. At the end of the period, we reduced the Fund’s position in high yield bonds back to neutral, as we believed the asset class was approaching a valuation ceiling. The Fund’s fixed income position was underweight relative to the Index at the end of the reporting period.

What did not work:

•	Certain market allocation decisions detracted from performance.

–	The Fund’s preference for non-US equity over US equity was negative for results, as the former lagged the latter over the reporting period. Specifically, the Fund’s overweight to European and Japanese equities detracted from performance.

•	Overall, the Fund’s currency strategies hindered performance over the period.

–	The Fund’s long positions in the US dollar versus the New Zealand dollar, Australian dollar and South African rand detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended June 30, 2014 (unaudited)

	6 months	1 year	5 years	10 years
UBS Global Securities Relationship Fund	5.99%	15.73%	11.81%	6.36%
Citigroup World Government Bond Index[1]	5.00	6.85	3.60	4.82
MSCI World Free Index (net)[2]	6.18	24.05	14.99	7.25
Global Securities Relationship Fund Index[3]	5.70	16.94	11.16	6.91

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Apple, Inc.	0.9%
Novartis AG	0.9
Nestle SA	0.8
Banco Santander SA	0.6
Check Point Software Technologies Ltd.	0.6
Imperial Tobacco Group PLC	0.6
Bayer AG	0.6
Shire PLC	0.6
BP PLC	0.6
Royal Bank of Canada	0.5
Total	6.7%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.7%
Kingdom of Sweden, 5.000%, due 12/01/20	0.7
US Treasury Notes, 0.750%, due 12/31/17	0.5
US Treasury Notes, 2.500%, due 04/30/15	0.5
Bundesrepublik Deutschland, 3.000%, due 07/04/20	0.5
Bundesobligation, 1.250%, due 10/14/16	0.4
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.4
Republic of Ireland, 5.400%, due 03/13/25	0.4
UK Gilts, 2.000%, due 01/22/16	0.4
Government of Australia, 4.500%, due 04/21/33	0.3
Total	4.8%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2014

Percentage of net assets
United States	20.3%
United Kingdom	6.8
Japan	5.6
Germany	3.4
Switzerland	2.7
Total	38.8%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures might be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of UBS Global Securities Relationship Fund. If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States 22.4%, United Kingdom 6.8%, Japan 5.6%, Germany 3.4%, Switzerland 2.7%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	0.30%
Airlines	0.71
Auto components	0.11
Automobiles	1.55
Banks	4.46
Beverages	0.70
Biotechnology	1.02
Building products	0.18
Capital markets	0.91
Chemicals	1.53
Commercial services & supplies	0.05
Communications equipment	0.03
Construction & engineering	0.05
Construction materials	0.52
Consumer finance	0.22
Diversified financial services	0.86
Diversified telecommunication services	0.56
Electric utilities	0.46
Electrical equipment	0.45
Electronic equipment, instruments & components	0.56
Energy equipment & services	1.36
Food & staples retailing	0.72
Food products	1.59
Health care equipment & supplies	0.23
Health care providers & services	0.40
Hotels, restaurants & leisure	0.54
Household durables	0.42
Industrial conglomerates	0.95
Insurance	3.22
Internet & catalog retail	0.67
Internet software & services	0.62
IT services	0.39
Life sciences tools & services	0.14
Machinery	0.90
Marine	0.33
Media	1.74
Metals & mining	1.29
Multiline retail	0.27

Multi-utilities	0.26%
Oil, gas & consumable fuels	2.61
Paper & forest products	0.20
Personal products	0.48
Pharmaceuticals	3.78
Real estate investment trust (REIT)	0.73
Real estate management & development	0.35
Road & rail	0.55
Semiconductors & semiconductor equipment	1.57
Software	1.55
Specialty retail	0.59
Technology hardware, storage & peripherals	1.09
Textiles, apparel & luxury goods	0.61
Tobacco	0.93
Trading companies & distributors	0.50
Wireless telecommunication services	0.85
Total common stocks	47.66%

Bonds
Mortgage & agency debt security	0.02
US government obligations	1.90
Non-US government obligations	6.62
Total bonds	8.54%

Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	4.39%
UBS Emerging Markets Equity Relationship Fund	7.14
UBS High Yield Relationship Fund	3.02
Total investment companies	14.55%

Warrants	0.07
Short-term investment	27.20
Investment of cash collateral from securities loaned	3.37
Total investments	101.39%

Liabilities, in excess of cash and other assets	(1.39)
Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures might be different if a breakdown of the underlying investment companies was included.

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks: 47.66%
Australia: 0.24%
Scentre Group*	70,853	$213,795
Westfield Corp. REIT	56,865	383,389

Total Australia common stocks		597,184

Brazil: 0.19%
AMBEV SA ADR	4,250	29,920
BRF SA	3,400	82,173
Cia Brasileira de Distribuicao ADR	1,700	78,761
Cielo SA	11,200	230,640
Cosan Ltd., Class A	4,900	66,444

Total Brazil common stocks		487,938

Canada: 1.82%
Canadian Oil Sands Ltd.	46,600	1,055,984
Canadian Pacific Railway Ltd.[1]	865	156,686
Lightstream Resources Ltd.[1]	63,859	488,346
Royal Bank of Canada	18,700	1,336,804
Suncor Energy, Inc.	27,300	1,164,097
Teck Resources Ltd., Class B	17,600	401,796

Total Canada common stocks		4,603,713

China: 1.37%
AIA Group Ltd.	237,686	1,194,502
Airtac International Group	2,000	21,535
Baidu, Inc. ADR*	470	87,801
Brilliance China Automotive Holdings Ltd.	38,000	71,289
China Cinda Asset Management Co., Ltd., H Shares*	332,000	164,921
China Railway Group Ltd., H Shares	131,000	64,060
CIMC Enric Holdings Ltd.	26,000	34,218
Coolpad Group Ltd.	144,000	39,761
Ctrip.com International Ltd. ADR*	2,134	136,661
Industrial & Commercial Bank of China Ltd., H Shares	173,000	109,375
Jardine Matheson Holdings Ltd.	14,000	830,340
Ping An Insurance Group Co. of China Ltd., H Shares	13,500	104,511
Qihoo 360 Technology Co., Ltd. ADR*	2,520	231,941
Tencent Holdings Ltd.	14,500	221,137
Youku Tudou, Inc. ADR*	3,740	89,236
ZTE Corp., H Shares	42,600	83,986

Total China common stocks		3,485,274

Denmark: 0.33%
AP Moeller - Maersk A/S, Class B	339	842,387

Finland: 0.42%
Sampo Oyj, Class A	21,151	1,070,148

France: 1.24%
Carrefour SA	32,822	1,210,769
Peugeot SA*	63,240	934,788
Schneider Electric SE	10,557	993,829

Total France common stocks		3,139,386

	Shares	Value
Germany: 1.66%
Aixtron SE*	31,595	$457,290
Bayer AG	10,482	1,480,512
E.ON SE	32,295	666,861
HeidelbergCement AG	8,257	704,723
ThyssenKrupp AG*	30,624	892,763

Total Germany common stocks		4,202,149

India: 0.15%
Dr Reddy’s Laboratories Ltd. ADR	4,400	189,860
HDFC Bank Ltd. ADR	600	28,092
ICICI Bank Ltd. ADR*	1,700	84,830
Tata Motors Ltd. ADR	2,000	78,120

Total India common stocks		380,902

Indonesia: 0.13%
Alam Sutera Realty Tbk PT	840,300	31,330
Ciputra Development Tbk PT	430,100	33,559
Lippo Karawaci Tbk PT	475,300	38,489
Media Nusantara Citra Tbk PT	101,500	23,630
Summarecon Agung Tbk PT*	174,000	16,659
Surya Citra Media Tbk PT	131,700	39,827
Surya Semesta Internusa Tbk PT	421,600	24,361
Telekomunikasi Indonesia Persero Tbk PT	350,000	72,775
Wijaya Karya Persero Tbk PT	259,800	48,541

Total Indonesia common stocks		329,171

Ireland: 1.22%
Bank of Ireland*	1,699,620	574,730
Mallinckrodt PLC*[1]	3,200	256,064
Ryanair Holdings PLC ADR*	15,100	842,580
Shire PLC	18,190	1,422,658

Total Ireland common stocks		3,096,032

Israel: 0.85%
Check Point Software Technologies Ltd.*[1]	22,600	1,514,878
Mellanox Technologies Ltd.*	11,300	393,918
Teva Pharmaceutical Industries Ltd. ADR	4,700	246,374

Total Israel common stocks		2,155,170

Italy: 0.40%
Intesa Sanpaolo SpA	142,778	441,061
Mediolanum SpA	75,545	582,389

Total Italy common stocks		1,023,450

Japan: 5.64%
Astellas Pharma, Inc.	72,900	957,800
Fuji Heavy Industries Ltd.	23,800	658,990
Hino Motors Ltd.	43,700	601,762
Hitachi Ltd.	93,000	681,171
ITOCHU Corp.	54,400	698,627
Japan Airlines Co., Ltd.	15,300	845,763
KDDI Corp.	20,300	1,238,179

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Mitsubishi UFJ Financial Group, Inc.	183,800	$1,126,695
ORIX Corp.	77,200	1,279,491
Panasonic Corp.	88,300	1,075,585
Shin-Etsu Chemical Co., Ltd.	13,700	832,778
Shiseido Co., Ltd.	52,500	957,184
Sumitomo Realty & Development Co., Ltd.	17,000	729,470
THK Co., Ltd.	35,600	839,177
Tokio Marine Holdings, Inc.	21,300	700,573
Toyota Motor Corp.	17,900	1,075,007

Total Japan common stocks		14,298,252

Luxembourg: 0.03%
Ternium SA ADR	2,700	75,411

Macau: 0.04%
Sands China Ltd.	14,400	108,784

Malaysia: 0.10%
Axiata Group Bhd	43,700	94,858
Malayan Banking Bhd	25,300	77,452
SapuraKencana Petroleum Bhd*	64,700	88,255

Total Malaysia common stocks		260,565

Mexico: 0.37%
Alfa SAB de CV, Class A	58,000	160,541
Alsea SAB de CV*	42,000	151,088
Cemex SAB de CV ADR*[1]	15,862	209,854
Grupo Financiero Banorte SAB de CV, Class O	22,000	157,350
Grupo Televisa SAB ADR	7,300	250,463

Total Mexico common stocks		929,296

Netherlands: 0.84%
Koninklijke DSM NV	12,656	921,775
NXP Semiconductor NV*	5,600	370,608
Wolters Kluwer NV	27,842	824,242

Total Netherlands common stocks		2,116,625

Norway: 0.39%
Telenor ASA	43,630	993,684

Peru: 0.03%
Credicorp Ltd.	500	77,735

Philippines: 0.19%
Alliance Global Group, Inc.	242,600	161,733
Metropolitan Bank & Trust Co.	61,414	122,969
SM Investments Corp.	9,995	186,848

Total Philippines common stocks		471,550

Russia: 0.01%
Magnit OJSC GDR[2]	563	33,217

	Shares	Value
South Africa: 0.24%
Aspen Pharmacare Holdings Ltd.	6,884	$193,471
Life Healthcare Group Holdings Ltd.	10,056	39,231
Naspers Ltd., Class N	1,825	214,847
Nedbank Group Ltd.	3,531	76,088
Standard Bank Group Ltd.	6,297	85,855

Total South Africa common stocks		609,492

South Korea: 0.48%
Amorepacific Corp.	73	109,954
CJ Korea Express Co., Ltd.*	567	67,527
CJ O Shopping Co., Ltd.	91	32,864
Hankook Tire Co., Ltd.	1,368	81,664
Hyundai Motor Co.	692	156,962
Hyundai Wia Corp.	448	86,784
LG Chem Ltd.	259	75,770
NAVER Corp.	47	38,787
Samsung Electronics Co., Ltd.	105	137,191
Shinhan Financial Group Co., Ltd.	1,750	81,031
SK Hynix, Inc.*	7,000	335,887

Total South Korea common stocks		1,204,421

Spain: 1.30%
Acciona SA	5,416	484,421
Banco Santander SA	145,150	1,516,492
Bankia SA*	321,591	623,542
Mediaset Espana Comunicacion SA*	58,184	678,641

Total Spain common stocks		3,303,096

Sweden: 0.16%
Lundin Petroleum AB*	19,408	392,718

Switzerland: 2.71%
ACE Ltd.	3,800	394,060
Credit Suisse Group AG*	28,495	814,877
Glencore PLC*	147,580	822,236
Nestle SA	24,959	1,933,563
Novartis AG	23,983	2,171,668
Zurich Insurance Group AG*	2,465	743,002

Total Switzerland common stocks		6,879,406

Taiwan: 0.39%
Ginko International Co., Ltd.	6,000	103,892
Hiwin Technologies Corp.	10,000	123,417
Largan Precision Co., Ltd.	3,000	239,132
MediaTek, Inc.	10,000	169,134
President Chain Store Corp.	9,000	72,041
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,600	183,954
TPK Holding Co., Ltd.	10,000	99,806

Total Taiwan common stocks		991,376

Thailand: 0.03%
Jasmine International PCL	63,200	16,163
Kasikornbank PCL NVDR	6,800	42,742
Land and Houses PCL NVDR	88,200	26,768

Total Thailand common stocks		85,673

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks—(Continued)
Turkey: 0.12%
Turk Hava Yollari	35,407	$108,464
Turkiye Halk Bankasi AS	24,864	186,603

Total Turkey common stocks		295,067

United Kingdom: 6.22%
Aon PLC	4,600	414,414
Ashtead Group PLC	37,847	566,749
Associated British Foods PLC	16,024	836,142
AstraZeneca PLC	12,557	932,776
Aviva PLC	109,116	953,313
Barclays PLC	212,390	773,494
BP PLC	158,282	1,394,781
Burberry Group PLC	22,001	558,387
Imperial Tobacco Group PLC	33,352	1,501,167
Kingfisher PLC	111,787	686,811
Lloyds Banking Group PLC*	742,763	943,840
London Stock Exchange Group PLC	21,653	743,733
Noble Corp. PLC	12,200	409,432
Premier Oil PLC	94,836	541,927
Prudential PLC	34,882	800,538
Rio Tinto PLC	20,410	1,085,789
SABMiller PLC	14,998	869,618
Sage Group PLC	145,679	957,619
Vodafone Group PLC	235,538	786,044

Total United Kingdom common stocks		15,756,574

United States: 18.35%
Acorda Therapeutics, Inc.*	13,000	438,230
Adobe Systems, Inc.*	2,700	195,372
Air Products & Chemicals, Inc.	2,900	372,998
Alexion Pharmaceuticals, Inc.*	1,700	265,625
Allergan, Inc.	1,690	285,982
Alnylam Pharmaceuticals, Inc.*	5,100	322,167
Altera Corp.	4,700	163,372
Amazon.com, Inc.*	4,000	1,299,120
American Express Co.	1,720	163,176
AMETEK, Inc.	2,830	147,952
Apple, Inc.	24,819	2,306,430
Applied Materials, Inc.	20,900	471,295
Baker Hughes, Inc.	13,400	997,630
Baxter International, Inc.	3,400	245,820
Best Buy Co., Inc.	14,000	434,140
Biogen Idec, Inc.*	735	231,753
Bio-Rad Laboratories, Inc., Class A*	1,459	174,657
Bluebird Bio, Inc.*	1,900	73,283
BorgWarner, Inc.	1,600	104,304
Broadcom Corp., Class A	11,400	423,168
Capital One Financial Corp.	4,800	396,480
Catamaran Corp.*	3,340	147,494
Citigroup, Inc.	19,990	941,529
Comcast Corp., Class A	12,600	676,368
Concho Resources, Inc.*	940	135,830
Cooper Cos., Inc.	700	94,871

	Shares	Value
Crown Castle International Corp.	2,060	$152,976
Cummins, Inc.	750	115,717
Danaher Corp.	13,450	1,058,918
Digital Realty Trust, Inc. REIT[1]	11,600	676,512
Eli Lilly & Co.	7,500	466,275
Envision Healthcare Holdings, Inc.*	6,800	244,188
EOG Resources, Inc.	4,600	537,556
Epizyme, Inc.*[1]	1,900	59,128
Estee Lauder Cos., Inc., Class A	1,990	147,777
Exxon Mobil Corp.	3,300	332,244
Facebook, Inc., Class A*	4,115	276,898
Ford Motor Co.	28,400	489,616
Freescale Semiconductor Ltd.*	16,100	378,350
General Dynamics Corp.	2,500	291,375
General Motors Co.	13,000	471,900
Gilead Sciences, Inc.*	8,950	742,044
Google, Inc., Class A*	510	298,182
Google, Inc., Class C*	380	218,606
Hain Celestial Group, Inc.*	1,430	126,898
Halliburton Co.	18,100	1,285,281
Hertz Global Holdings, Inc.*	24,800	695,144
Home Depot, Inc.	3,435	278,098
Hospira, Inc.*	13,900	714,043
Illinois Tool Works, Inc.	6,230	545,499
Impax Laboratories, Inc.*	8,800	263,912
Intercontinental Exchange, Inc.	830	156,787
International Paper Co.	9,800	494,606
Intuitive Surgical, Inc.*	320	131,776
Invesco Ltd.	9,800	369,950
Jabil Circuit, Inc.	19,400	405,460
JC Penney Co., Inc.*[1]	21,700	196,385
JPMorgan Chase & Co.	16,900	973,778
Kellogg Co.	2,300	151,110
Laboratory Corp. of America Holdings*	2,300	235,520
Las Vegas Sands Corp.	3,345	254,956
Lexicon Pharmaceuticals, Inc.*	134,200	216,062
Lincoln National Corp.	12,400	637,856
LinkedIn Corp., Class A*	650	111,456
LyondellBasell Industries NV, Class A	1,300	126,945
MacroGenics, Inc.*	1,600	34,768
Macy’s, Inc.	8,500	493,170
Martin Marietta Materials, Inc.	3,140	414,637
MasterCard, Inc., Class A	3,100	227,757
McDermott International, Inc.*[1]	46,500	376,185
MetLife, Inc.	10,200	566,712
Michael Kors Holdings Ltd.*	1,575	139,624
Micron Technology, Inc.*	14,800	487,660
Mondelez International, Inc., Class A	23,700	891,357
Monsanto Co.	5,500	686,070
Monster Beverage Corp.*	1,465	104,059
Morgan Stanley	29,300	947,269
NetApp, Inc.	11,700	427,284
NextEra Energy, Inc.	6,600	676,368
NII Holdings, Inc.*[1]	84,100	46,255
NIKE, Inc., Class B	3,080	238,854

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Norfolk Southern Corp.	4,500	$463,635
Owens Corning	11,600	448,688
Pacific DataVision, Inc.*[3]	15,700	333,625
PDC Energy, Inc.*	8,100	511,515
PepsiCo, Inc.	8,600	768,324
Philip Morris International, Inc.	10,200	859,962
Praxair, Inc.	5,600	743,904
Precision Castparts Corp.	980	247,352
Priceline.com, Inc.*	190	228,570
Ralph Lauren Corp.	3,790	609,015
Regeneron Pharmaceuticals, Inc.*	720	203,378
Rite Aid Corp.*	26,300	188,571
salesforce.com, Inc.*	4,260	247,421
Schlumberger Ltd.	2,475	291,926
ServiceNow, Inc.*	2,605	161,406
ServiceSource International, Inc.*	47,500	275,500
Sherwin-Williams Co.	590	122,077
Simon Property Group, Inc.	2,400	399,072
Starbucks Corp.	2,825	218,599
Symantec Corp.	30,500	698,450
Thermo Fisher Scientific, Inc.	1,500	177,000
Time Warner Cable, Inc.	1,000	147,300
Time Warner, Inc.	6,400	449,600
TJX Cos., Inc.	1,950	103,643
United Technologies Corp.	1,925	222,241
UnitedHealth Group, Inc.	4,100	335,175
US Bancorp	13,700	593,484
Viacom, Inc., Class B	5,275	457,501
Visa, Inc., Class A	1,235	260,227
VMware, Inc., Class A*	1,600	154,896
Walgreen Co.	3,200	237,216
Walt Disney Co.	7,600	651,624
Washington Prime Group, Inc.*	1,200	22,488
Waste Management, Inc.	3,100	138,663
Wells Fargo & Co.	6,100	320,616
Yum! Brands, Inc.	7,800	633,360

Total United States common stocks		46,522,883
Total common stocks (cost $99,809,152)		120,818,729

	Face amount
Bonds: 8.54%
Mortgage & agency debt security: 0.02%
United States: 0.02%
Federal Home Loan Mortgage Corp. Gold Pools,[4] # G00194, 7.500%, due 02/01/24 (cost $37,130)	$35,993	39,960

	Face amount	Value
US government obligations: 1.90%
US Treasury Bonds, 2.750%, due 11/15/42	$ 370,000	$330,283
3.625%, due 08/15/43	60,000	63,375
3.750%, due 11/15/43	75,000	81,000
5.375%, due 02/15/31	125,000	164,121
8.000%, due 11/15/21	485,000	679,265
US Treasury Notes,
0.125%, due 12/31/14	450,000	450,088
0.750%, due 12/31/17	1,310,000	1,293,420
1.625%, due 11/15/22[1]	360,000	340,228
2.500%, due 04/30/15	1,260,000	1,285,151
2.500%, due 08/15/23	130,000	130,772
Total US government obligations (cost $4,805,166)		4,817,703

Non-US government obligations: 6.62%
Australia: 0.69%
Government of Australia, 4.500%, due 04/21/33	AUD 880,000	878,273
6.250%, due 04/15/15	900,000	873,665

		1,751,938

Belgium: 0.33%
Kingdom of Belgium, 1.250%, due 06/22/18[2]	EUR 595,000	842,679

Canada: 0.00%[5]
Government of Canada, 5.750%, due 06/01/29	CAD 100	131
8.000%, due 06/01/23	200	277

		408

Finland: 0.33%
Government of Finland, 4.375%, due 07/04/19[2,3]	EUR 515,000	839,779

France: 0.27%
Government of France, 3.750%, due 04/25/21	420,000	681,624

Germany: 1.74%
Bundesobligation, 1.250%, due 10/14/16	800,000	1,125,948
Bundesrepublik Deutschland, 3.000%, due 07/04/20	730,000	1,146,828
3.250%, due 07/04/21	1,165,000	1,873,587
4.000%, due 01/04/37	140,000	255,445

		4,401,808

Ireland: 0.35%
Republic of Ireland, 5.400%, due 03/13/25	520,000	902,150

Italy: 0.71%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[2,6]	619,191	910,888
2.550%, due 09/15/41[6]	261,454	364,892
4.250%, due 02/01/19[2]	335,000	519,116

		1,794,896

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Netherlands: 0.33%
Kingdom of the Netherlands, 1.250%, due 01/15/18[2,3]	$ 590,000	$836,334

Spain: 0.68%
Kingdom of Spain, 3.300%, due 07/30/16	EUR 350,000	506,381
3.750%, due 10/31/18	340,000	515,666
4.200%, due 01/31/37	240,000	354,134
4.800%, due 01/31/24	220,000	356,230

		1,732,411

Sweden: 0.66%
Kingdom of Sweden, 5.000%, due 12/01/20	SEK 9,055,000	1,664,622

United Kingdom: 0.53%
UK Gilts, 2.000%, due 01/22/16	GBP 510,000	888,044
4.750%, due 12/07/38[2]	215,000	453,956

		1,342,000
Total Non-US government obligations
(cost $15,935,235)		16,790,649
Total bonds (cost $20,777,531)		21,648,312

	Shares
Investment companies: 14.55%
iShares JP Morgan USD Emerging Markets Bond ETF[1]	96,505	11,124,131
UBS Emerging Markets Equity Relationship Fund*7	481,624	18,109,777
UBS High Yield Relationship Fund*7	218,444	7,658,506
Total investment companies (cost $35,458,546)		36,892,414

	Number of warrants
Warrants: 0.07%
France: 0.04%
Peugeot SA, strike @ EUR 6.43000, expires 04/29/17*	43,366	95,069

Russia: 0.03%
Sberbank of Russia, strike @ $0.00001, expires 10/14/15*	36,064	89,696
Total warrants (cost $109,227)		184,765

	Shares
Short-term investment: 27.20%
Investment companies: 27.20%
UBS Cash Management Prime Relationship Fund[7] (cost $68,956,714)	68,956,714	68,956,714

Investment of cash collateral from securities loaned: 3.37%
UBS Private Money Market Fund LLC[7] (cost $8,537,550)	8,537,550	8,537,550
Total investments: 101.39% (cost $233,648,720)		257,038,484

Liabilities, in excess of cash and other assets: (1.39)%		(3,531,712)
Net assets: 100.00%		$253,506,772

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,510,915
Gross unrealized depreciation	(2,121,151)

Net unrealized appreciation of investments	$23,389,764

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 16.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	16,345,515	JPY	1,664,400,000	09/04/14	$91,845
DB	CHF	7,380,000	USD	8,227,021	09/04/14	(99,615)
GSI	NZD	14,600,000	USD	12,297,288	09/04/14	(407,655)
GSI	SEK	16,971,218	NOK	15,240,000	09/04/14	(59,838)
JPMCB	AUD	2,595,000	USD	2,383,591	09/04/14	(51,943)
JPMCB	CNY	7,870,000	USD	1,268,373	09/04/14	5,957
JPMCB	GBP	685,000	USD	1,148,051	09/04/14	(23,640)
JPMCB	HKD	7,595,000	USD	979,839	09/04/14	280
JPMCB	IDR	21,426,100,000	USD	1,821,792	09/04/14	36,591
JPMCB	ILS	6,980,000	USD	2,000,803	09/04/14	(32,452)
JPMCB	INR	99,400,000	USD	1,660,541	09/04/14	33,417
JPMCB	KRW	905,000,000	USD	881,207	09/04/14	(10,925)
JPMCB	NOK	17,560,000	USD	2,939,009	09/04/14	83,296
JPMCB	RUB	38,514,288	USD	1,090,902	09/04/14	(25,354)
JPMCB	THB	47,830,000	USD	1,455,480	09/04/14	(13,825)
JPMCB	TWD	44,400,000	USD	1,482,471	09/04/14	(5,659)
JPMCB	USD	7,261,937	EUR	5,330,000	09/04/14	38,221
JPMCB	USD	843,959	GBP	495,000	09/04/14	2,738
JPMCB	USD	2,524,525	MXN	32,740,000	09/04/14	(12,216)
JPMCB	USD	5,354,460	PHP	235,200,000	09/04/14	27,022
JPMCB	USD	3,464,048	PLN	10,660,000	09/04/14	31,609
JPMCB	USD	1,965,442	SEK	13,060,000	09/04/14	(12,156)
JPMCB	USD	1,648,299	SGD	2,070,000	09/04/14	11,850
MSCI	PLN	7,795,286	EUR	1,890,000	09/04/14	32,360
Net unrealized depreciation on forward foreign currency contracts						$(360,092)

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 51 contracts (USD)	September 2014	$7,548,548	$7,646,813	$98,265
US Treasury futures sell contracts:
10 Year US Treasury Notes, 128 contracts (USD)	September 2014	(15,916,869)	(16,022,000)	(105,131)
Index futures buy contracts:
Amsterdam Exchange Index, 37 contracts (EUR)	July 2014	4,201,308	4,187,388	(13,920)
DAX Index, 10 contracts (EUR)	September 2014	3,417,538	3,375,153	(42,385)
E-mini S&P 500 Index, 48 contracts (USD)	September 2014	4,630,068	4,685,760	55,692
EURO STOXX 50 Index, 101 contracts (EUR)	September 2014	4,530,485	4,469,833	(60,652)
FTSE 100 Index, 91 contracts (GBP)	September 2014	10,455,067	10,451,537	(3,530)
S&P Toronto Stock Exchange 60 Index, 69 contracts (CAD)	September 2014	11,041,487	11,170,104	128,617
TOPIX Index, 126 contracts (JPY)	September 2014	15,288,582	15,702,581	413,999
Index futures sell contracts:
E-mini NASDAQ 100 Index, 42 contracts (USD)	September 2014	(3,168,715)	(3,226,020)	(57,305)
Mini MSCI Emerging Markets Index, 131 contracts (USD)	September 2014	(6,793,922)	(6,816,585)	(22,663)
SPI 200 Index, 86 contracts (AUD)	September 2014	(10,829,542)	(10,854,392)	(24,850)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 316 contracts (AUD)	September 2014	32,443,604	32,621,644	178,040
Euro-BTP, 31 contracts (EUR)	September 2014	5,236,375	5,356,127	119,752
Euro-OAT, 36 contracts (EUR)	September 2014	6,793,346	6,927,399	134,053
Long Gilt, 41 contracts (GBP)	September 2014	7,712,493	7,712,800	307
Interest rate futures sell contracts:
Japanese Government 10 Year Bond, 9 contracts (JPY)	September 2014	(12,887,549)	(12,939,637)	(52,088)
Net unrealized appreciation on futures contracts				$746,201

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$120,485,104	$333,625	$—	$120,818,729
Mortgage & agency debt security	—	39,960	—	39,960
US government obligations	—	4,817,703	—	4,817,703
Non-US government obligations	—	16,790,649	—	16,790,649
Investment companies	11,124,131	25,768,283	—	36,892,414
Warrants	95,069	89,696	—	184,765
Short-term investment	—	68,956,714	—	68,956,714
Investment of cash collateral from securities loaned	—	8,537,550	—	8,537,550
Forward foreign currency contracts	—	395,186	—	395,186
Futures contracts	1,128,725	—	—	1,128,725
Total	$132,833,029	$125,729,366	$—	$258,562,395

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Level 1	Level 2	Level 3	Total
Liabilities
Forward foreign currency contracts	$—	$(755,278)	$—	$(755,278)
Futures contracts	(382,524)	—	—	(382,524)
Total	$(382,524)	$(755,278)	$—	$(1,137,802)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2014.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $4,435,969 or 1.75% of net assets.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $2,009,738 or 0.79% of net assets.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Amount represents less than 0.005%.
[6]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.
[7]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Net realized gain during the six months ended 06/30/14	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$56,003,365	$38,925,303	$25,971,954	$—	$—	$68,956,714	$24,910
UBS Private Money Market Fund LLC[a]	7,712,472	58,895,221	58,070,143	—	—	8,537,550	398
UBS Emerging Markets Equity Relationship Fund	17,103,665	—	—	—	1,006,112	18,109,777	—
UBS High Yield Relationship Fund	17,213,808	—	10,500,000	2,655,902	(1,711,204)	7,658,506	—
	$98,033,310	$97,820,524	$94,542,097	$2,655,902	$(705,092)	$103,262,547	$25,308

[a]	The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

Over the six months ended June 30, 2014, UBS Emerging Markets Equity Relationship Fund (the “Fund”) gained 5.88%, (4.34% after the deduction of transaction charges) while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 6.14%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and the Index returns do not reflect the deduction of fees and expenses.)

The Fund modestly underperformed its benchmark during the reporting period. Stock selection was a drag on returns, whereas sector positioning contributed to performance.

Portfolio performance summary1

What worked:

•	Several individual stocks contributed to performance during the period.

–	Shares of KT&G Corp, a South Korea-based tobacco company, rose sharply during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Bank Rakyat Indonesia, one of Indonesia’s leading banks, was a substantial contributor to performance. The stock rallied given reduced macro concerns and improved investor sentiment toward Indonesian equities, as a popular candidate for the country’s presidential election was announced in March. The company also delivered strong earnings, which propelled the recovery of its stock price in light of its current low valuation.

–	Taiwan Semiconductor Manufacturing Company was a significant contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Shares of Advanced Semiconductor Engineering (ASE), a Taiwan-based company, rallied over the reporting period as it continued to benefit from strength in the semiconductor market cycle. An additional driver of strength has been the company’s system-in-packaging business that should see greater demand going forward.

Country allocations, overall, contributed to performance during the reporting period. Country weightings, which are the result of our bottom-up stock selection, added value during the period, led by the Fund’s overweight in India. Investor sentiment toward India improved throughout the run-up to its June elections. This continued after the victory for the Bharatiya Janata Party, which rekindled hope for reforms and growth.

What did not work:

•	A number of individual stocks had a negative impact on performance.

–	China Resources Land, a Chinese property developer, was the Fund’s largest detractor during the reporting period. The stock was weighed down by a continuation of difficult market conditions, which led to poorer-than-expected sales. The resulting decline in real estate prices in lower tier cities added further pressure on the company’s margins.

–	Magnit, one of Russia’s largest retailers, significantly detracted from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	CNOOC is a major national oil company in China. Its shares performed poorly during the reporting period as the company provided downward guidance on 2014 oil production due to delays affecting new projects. Furthermore, investor sentiment for the company weakened as CNOOC reported an earnings shortfall for 2013. We exited the position in March 2014.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Emerging Markets Equity Relationship Fund

–	Ping An, a Chinese insurer, was another weak performer, and the Fund’s overweight position in the company detracted from returns. (For additional details, see “Portfolio Highlights.”)

Certain country allocations were negative for the period. In particular, the Fund’s overweight in Russia detracted from performance as its market was negatively impacted by the crisis in Ukraine, following the Russian annexation of Crimea. As a direct consequence of the conflict, there has been a decline in Russian business confidence and a slowdown in domestic demand.

Portfolio highlights

–	KT&G Corp. is a Korean tobacco company. Its share price increased as the Korean government contemplated a tax increase in addition to linking future increases to inflation, which would significantly improve the pricing power for the company. Domestic cigarette market share for KT&G has sustained through the first half of 2014 after improving during the second half of 2013, which augurs well in the run up to the tax increase.

–	Taiwan Semiconductor Manufacturing Company is a Taiwanese information technology company operating within the semiconductor subsector. The company has executed well with operations coming either in line with or better than market expectations. The company continues to benefit from strong demand for its products given the proliferation of mobile devices. A significant new customer is likely to add to revenue momentum next year, and, while new competitors are emerging, we believe the impact would be at least 18 months in the future.

–	Magnit, a Russian food retailer, was negatively impacted by the escalation of tensions in Ukraine, as well as macro concerns surrounding the region. Additionally, it reported first quarter operating margins that were below expectations due to cost and foreign exchange (FX) pressures, as some of its imports are denominated in, and consequently reported in, US dollars.

–	Ping An is a Chinese insurer. Concerns over the impact of weak capital markets on its investment performance and balance sheet, as well as caution over its banking exposure, weighed on the company. However, we believe Ping An remains well positioned to benefit from structural growth, as well as the investment and retirement needs of the aging Chinese population.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2014 (unaudited)

	6 months	1 year	5 years	10 years
UBS Emerging Markets Equity Relationship Fund[1]	5.88%	8.74%	8.42%	11.80%
UBS Emerging Markets Equity Relationship Fund[2]	4.34	7.18	8.15	11.69
MSCI Emerging Markets Index (net)[3]	6.14	14.31	9.24	11.94

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2014

Percentage of net assets
Taiwan Semiconductor Manufacturing Co., Ltd.	5.8%
Naspers Ltd., Class N	4.1
China Construction Bank Corp., H Shares	4.1
Samsung Electronics Co., Ltd.	3.6
Hon Hai Precision Industry Co., Ltd.	3.2
Itau Unibanco Holding SA ADR	3.2
LG Chem Ltd.	2.9
Infosys Ltd. ADR	2.8
Lukoil OAO ADR	2.7
Banco Bradesco SA ADR	2.6
Total	35.0%

Country exposure by issuer, top five

(unaudited)

As of June 30, 2014

Percentage of net assets
China	15.6%
India	14.7
Taiwan	11.9
South Korea	11.8
Brazil	11.7
Total	65.7%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Common stocks
Auto components	2.00%
Automobiles	4.66
Banks	17.71
Beverages	1.34
Chemicals	2.90
Construction materials	1.93
Diversified financial services	1.71
Diversified telecommunication services	2.55
Electronic equipment, instruments & components	3.24
Food & staples retailing	1.79
Food products	0.99
Health care equipment & supplies	0.98
Insurance	3.49
Internet software & services	1.79
IT services	4.87
Media	4.14
Metals & mining	3.49
Oil, gas & consumable fuels	9.03
Personal products	2.21
Pharmaceuticals	1.31
Real estate management & development	1.35
Semiconductors & semiconductor equipment	11.28
Specialty retail	0.76
Thrifts & mortgage finance	1.63
Tobacco	2.25
Transportation infrastructure	1.06
Wireless telecommunication services	2.84
Total common stocks	93.30%
Preferred stocks	5.06
Short-term investment	0.47
Total investments	98.83%
Cash and other assets, less liabilities	1.17
Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks: 93.30%
Brazil: 7.65%
Banco Bradesco SA ADR	447,210	$6,493,489
Cia Hering	188,700	1,899,384
Itau Unibanco Holding SA ADR	544,382	7,828,213
Petroleo Brasileiro SA	379,569	2,789,862

Total Brazil common stocks		19,010,948

China: 15.62%
China Construction Bank Corp., H Shares*	13,605,300	10,286,831
China Merchants Holdings International Co., Ltd.	840,000	2,622,832
China Pacific Insurance Group Co., Ltd., H Shares	675,200	2,382,680
China Petroleum & Chemical Corp., H Shares	4,254,000	4,056,185
China Resources Land Ltd.	1,833,900	3,355,272
Hengan International Group Co., Ltd.	520,900	5,484,290
Ping An Insurance Group Co. of China Ltd., H Shares	811,000	6,278,386
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	2,492,000	2,433,996
Tencent Holdings Ltd.	125,000	1,906,353

Total China common stocks		38,806,825

India: 14.68%
Bajaj Auto Ltd.	143,211	5,515,094
HDFC Bank Ltd.	202,470	2,830,215
Housing Development Finance Corp.*	245,172	4,045,980
ICICI Bank Ltd.	116,517	2,747,337
Infosys Ltd. ADR	127,700	6,866,429
Reliance Industries Ltd.	354,835	5,990,514
Sun Pharmaceutical Industries Ltd.	283,703	3,245,049
Tata Consultancy Services Ltd.	129,810	5,234,702

Total India common stocks		36,475,320

Indonesia: 6.79%
Astra International Tbk PT	9,879,260	6,062,557
Bank Rakyat Indonesia Persero Tbk PT	5,130,300	4,468,186
Telekomunikasi Indonesia Persero Tbk PT	30,486,200	6,338,970

Total Indonesia common stocks		16,869,713

Mexico: 5.06%
Fomento Economico Mexicano SAB de CV ADR	35,500	3,324,575
Grupo Financiero Banorte SAB de CV, Class O	559,900	4,004,557
Grupo Mexico SAB de CV, Series B	1,569,900	5,231,185

Total Mexico common stocks		12,560,317

Peru: 1.39%
Southern Copper Corp.	113,282	3,440,374

Russia: 9.86%
Lukoil OAO ADR	110,477	6,608,734
Magnit OJSC GDR[1]	75,441	4,451,019
Mobile Telesystems OJSC ADR	131,750	2,600,745
NovaTek OAO GDR[1]	23,985	2,983,734

	Shares	Value
Sberbank of Russia*	2,139,420	$5,321,001
Yandex NV, Class A*	71,400	2,544,696

Total Russia common stocks		24,509,929

South Africa: 5.85%
FirstRand Ltd.	1,105,900	4,237,464
Naspers Ltd., Class N	87,402	10,289,356

Total South Africa common stocks		14,526,820

South Korea: 10.78%
Hyundai Mobis	17,735	4,978,000
KT&G Corp.	63,064	5,578,403
LG Chem Ltd.	24,651	7,211,599
Samsung Electronics Co., Ltd.	6,895	9,008,885

Total South Korea common stocks		26,776,887

Taiwan: 11.89%
Advanced Semiconductor Engineering, Inc.	3,532,000	4,595,693
Hon Hai Precision Industry Co., Ltd.	2,406,000	8,058,142
Taiwan Semiconductor Manufacturing Co., Ltd.	3,400,000	14,404,849
Uni-President Enterprises Corp.	1,373,000	2,464,760

Total Taiwan common stocks		29,523,444

Thailand: 3.73%
Advanced Info Service PCL	382,100	2,590,109
Intouch Holdings PCL NVDR	830,000	1,873,286
Siam Cement PCL NVDR	344,600	4,799,236

Total Thailand common stocks		9,262,631
Total common stocks (cost $216,546,535)		231,763,208

Preferred stocks: 5.06%
Brazil: 4.04%
Petroleo Brasileiro SA, Preference shares	588,117	4,602,192
Vale SA, Preference shares	454,988	5,426,084

Total Brazil preferred stocks		10,028,276

South Korea: 1.02%
Samsung Electronics Co., Ltd., Preference shares	2,408	2,522,712
Total preferred stocks (cost $15,591,401)		12,550,988

Short-term investment: 0.47%
Investment company: 0.47%
UBS Cash Management Prime Relationship Fund[2] (cost $1,177,991)	1,177,991	1,177,991
Total investments: 98.83% (cost $233,315,927)		245,492,187
Cash and other assets, less liabilities: 1.17%		2,914,898
Net assets: 100.00%		$248,407,085

UBS Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,461,670
Gross unrealized depreciation	(13,285,410)

Net unrealized appreciation of investments	$12,176,260

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$223,852,098	$7,911,110	$—	$231,763,208
Preferred stocks	12,550,988	—	—	12,550,988
Short-term investment	—	1,177,991	—	$1,177,991
Total	$236,403,086	$9,089,101	$—	$245,492,187

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $7,434,753 or 2.99% of net assets.
[2]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$4,105,084	$42,027,246	$44,954,339	$1,177,991	$1,818
UBS Private Money Market Fund LLC[a]	—	20,196,165	20,196,165	—	38
	$4,105,084	$62,223,411	$65,150,504	$1,177,991	$1,856

[a]	The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2014, UBS International Equity Relationship Fund (the “Fund”) returned 6.63%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 5.40%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return during the reporting period and outperformed its benchmark due to stock selection.

Portfolio performance summary1

What worked

•	Stock selection drove the Fund’s outperformance during the reporting period.

•	Shire, an Irish biopharmaceutical company, was the Fund’s leading contributor to performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

•	Peugeot is a French automobile manufacturer. Its shares rose sharply given a recovery in European automobile sales. Investor sentiment for the company was also bolstered by the upcoming rollout of several new models that could further enhance sales.

•	Intesa Sanpaolo is one of the two largest banks in Italy. With its banking activities predominantly focused on the domestic market, we believe the company is well positioned to benefit from improving growth in Italy. In addition, we think that the cost of disposing of its non-performing loans is likely to be less than the market expects and that the bank’s recovery in profitability will be helped by cost-cutting and the re-pricing of its loans and deposits.

•	Imperial Tobacco Group, a global tobacco products manufacturer, contributed to performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

•	Acciona SA is a Spanish conglomerate dedicated to civil engineering, construction and infrastructure. It benefited from increased development and construction activity in Spain as its economy continues to recover.
•	From a sector allocation perspective, an overweight in health care contributed to relative performance. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process.

What didn’t work

•	A number of individual stocks detracted from performance during the reporting period.

•	Barclays is a British multinational banking and financial services company headquartered in London. Its shares fell sharply as the company faced a number of substantial regulatory issues and, as a result, received a number of large fines. Barclays is laying off many employees, particularly in its investment banking business.

•	Bank of Ireland’s shares declined during the reporting period and were a negative for the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

•	Vodafone Group is a British multinational telecommunications company headquartered in London. Its shares declined as the company reported results in its core business that did not meet expectations. In addition, Vodafone Group had to take on additional debt to fund its stake in Verizon Wireless.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS International Equity Relationship Fund

•	Carrefour, the largest retailer in France and the second largest chain-store retailer in the world, detracted from performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

•	Sector allocation, overall, detracted from results during the reporting period. Underweights in utilities and energy, as well as an overweight in information technology, were the largest detractors from the Fund’s relative performance.

Portfolio highlights

•	Biopharmaceutical company Shire specializes in treatments for attention deficit and hyperactivity disorder (ADHD), gastrointestinal diseases and human genetic therapies, as well as regenerative medicine. We believe Shire is likely to grow above the industry average, driven by its dominant position in the strongly expanding market for ADHD medications. In addition, its shares have risen on expectations that Shire will be a takeover candidate.

•	Shares of global tobacco company Imperial Tobacco Group rallied during the reporting period as it saw a recovery in demand in several of its key emerging-market countries. It has leading positions in key tobacco profit pools, such as the UK, Germany, Spain and Russia. While it competes primarily in the value and mid-price ranges, it has been successfully growing Davidoff as a global premium brand. The company is renowned for its ability to optimize costs and extract value from acquisitions, skills that historically have earned it the right to participate in a number of deals that have consolidated the industry to around four global players.

•	Bank of Ireland is one of three large banks in Ireland. Its shares have been volatile given some mixed economic data during the reporting period. However, we feel it will be a beneficiary of the recovery in its domestic economy. The improving residential and commercial markets in Ireland should also lead to an improving non-performing loan balance as mortgage repayments get back on track.

•	French retailer Carrefour has been under new leadership since early 2012, and has been recovering its competitiveness in its domestic market and rationalizing its international footprint. However, investors remain fixated on, and skeptical about, Carrefour’s ability to turn around its hypermarket business in France. Going forward, we believe improving French sales growth, better control of operating costs, value-adding divestitures and new investments, as well as a more sensible capital structure will help Carrefour restore its profitability over the next one to three years.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2014 (unaudited)

	6 months	1 year	5 years	10 years
UBS International Equity Relationship Fund	6.63%	22.42%	12.40%	6.80%
MSCI World Free ex USA Index (net)[1]	5.40	23.83	11.67	7.18

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2014

Percentage of net assets
Novartis AG	3.4%
Nestle SA	3.0
Bayer AG	2.4
Banco Santander SA	2.3
Imperial Tobacco Group PLC	2.3
Shire PLC	2.2
BP PLC	2.2
Royal Bank of Canada	2.1
ORIX Corp.	2.0
KDDI Corp.	1.9
Total	23.8%

Country exposure by issuer, top five (unaudited)

As of June 30, 2014

Percentage of net assets
United Kingdom	23.2%
Japan	22.4
Switzerland	10.0
Canada	6.9
Germany	6.6
Total	69.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Common stocks
Airlines	2.63%
Automobiles	4.22
Banks	11.28
Beverages	1.38
Capital markets	1.25
Chemicals	2.70
Construction materials	1.12
Diversified financial services	3.19
Diversified telecommunication services	1.57
Electric utilities	0.77
Electrical equipment	1.53
Electronic equipment, instruments & components	1.05
Food & staples retailing	1.87
Food products	4.32
Household durables	1.71
Industrial conglomerates	1.29
Insurance	9.36
Machinery	2.30
Marine	1.35
Media	2.36
Metals & mining	4.94
Multi-utilities	1.06
Oil, gas & consumable fuels	7.79
Personal products	1.47
Pharmaceuticals	10.89
Real estate investment trust (REIT)	0.95
Real estate management & development	1.09
Semiconductors & semiconductor equipment	0.73
Software	2.74
Specialty retail	1.05
Textiles, apparel & luxury goods	0.89
Tobacco	2.31
Trading companies & distributors	1.99
Wireless telecommunication services	3.11
Total common stocks	98.26%

Warrants	0.14
Short-term investment	0.25
Total investments	98.65%

Cash and other assets, less liabilities	1.35
Net assets	100.00%

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks: 98.26%
Australia: 0.95%
Scentre Group*	62,241	$187,808
Westfield Corp.	49,953	336,788

Total Australia common stocks		524,596

Canada: 6.85%
Canadian Oil Sands Ltd.	40,300	913,222
Lightstream Resources Ltd.	51,364	392,793
Royal Bank of Canada	16,000	1,143,789
Suncor Energy, Inc.	23,200	989,270
Teck Resources Ltd., Class B	15,500	353,854

Total Canada common stocks		3,792,928

China: 3.13%
AIA Group Ltd.	202,445	1,017,397
Jardine Matheson Holdings Ltd.	12,000	711,720

Total China common stocks		1,729,117

Denmark: 1.35%
AP Moeller—Maersk A/S, Class B	300	745,475

Finland: 1.65%
Sampo Oyj, Class A	18,007	911,076

France: 4.90%
Carrefour SA	27,975	1,031,968
Peugeot SA*	56,241	831,332
Schneider Electric SE	8,977	845,089

Total France common stocks		2,708,389

Germany: 6.63%
Aixtron SE*	28,009	405,388
Bayer AG	9,233	1,304,099
E.ON SE	28,367	585,751
HeidelbergCement AG	7,231	617,155
ThyssenKrupp AG*	26,015	758,400

Total Germany common stocks		3,670,793

Ireland: 4.38%
Bank of Ireland*	1,440,110	486,980
Ryanair Holdings PLC ADR*	12,800	714,240
Shire PLC	15,660	1,224,784

Total Ireland common stocks		2,426,004

Israel: 1.27%
Check Point Software Technologies Ltd.*	10,500	703,815

Italy: 1.60%
Intesa Sanpaolo SpA	122,299	377,799
Mediolanum SpA	65,843	507,594

Total Italy common stocks		885,393

Japan: 22.37%
Astellas Pharma, Inc.	64,000	840,867
Fuji Heavy Industries Ltd.	20,500	567,618
Hino Motors Ltd.	38,900	535,665
Hitachi Ltd.	79,000	578,629

	Shares	Value
ITOCHU Corp.	46,600	$598,456
Japan Airlines Co., Ltd.	13,400	740,733
KDDI Corp.	17,300	1,055,197
Mitsubishi UFJ Financial Group, Inc.	161,900	992,447
ORIX Corp.	66,600	1,103,809
Panasonic Corp.	77,800	947,685
Shin-Etsu Chemical Co., Ltd.	11,700	711,205
Shiseido Co., Ltd.	44,700	814,974
Sumitomo Realty & Development Co., Ltd.	14,000	600,740
THK Co., Ltd.	31,300	737,815
Tokio Marine Holdings, Inc.	18,700	615,057
Toyota Motor Corp.	15,600	936,878

Total Japan common stocks	12,377,775

Netherlands: 2.72%
Koninklijke DSM NV	10,755	783,320
Wolters Kluwer NV	24,453	723,913

Total Netherlands common stocks		1,507,233

Norway: 1.57%
Telenor ASA	38,136	868,557

Spain: 5.12%
Acciona SA	4,758	425,568
Banco Santander SA	123,825	1,293,694
Bankia SA*	272,462	528,285
Mediaset Espana Comunicacion SA*	50,067	583,966

Total Spain common stocks		2,831,513

Sweden: 0.62%
Lundin Petroleum AB*	17,054	345,085

Switzerland: 9.99%
Credit Suisse Group AG*	24,229	692,882
Glencore PLC*	125,306	698,138
Nestle SA	21,310	1,650,876
Novartis AG	20,481	1,854,560
Zurich Insurance Group AG*	2,091	630,271

Total Switzerland common stocks		5,526,727

United Kingdom: 23.16%
Ashtead Group PLC	33,644	503,811
Associated British Foods PLC	14,127	737,155
AstraZeneca PLC	10,804	802,557
Aviva PLC	92,769	810,495
Barclays PLC	180,453	657,184
BP PLC	135,806	1,196,722
Burberry Group PLC	19,327	490,520
Imperial Tobacco Group PLC	28,436	1,279,899
Kingfisher PLC	94,935	583,274
Lloyds Banking Group PLC*	596,379	757,827
London Stock Exchange Group PLC	19,285	662,397
Premier Oil PLC	83,305	476,035
Prudential PLC	29,868	685,467
Rio Tinto PLC	17,382	924,703
SABMiller PLC	13,172	763,742

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
Sage Group PLC	123,917	$814,567
Vodafone Group PLC	200,136	667,900

Total United Kingdom common stocks		12,814,255
Total common stocks (cost $43,149,718)		54,368,731

	Number of warrants
Warrants: 0.14%
France: 0.14%
Peugeot SA, strike @ EUR 6.43000, expires 04/29/17* (cost $0)	35,521	77,871

	Shares	Value
Short-term investment: 0.25%
Investment company: 0.25%
UBS Cash Management Prime Relationship Fund[1] (cost $139,696)	139,696	$139,696
Total investments: 98.65% (cost $43,289,414)		54,586,298
Cash and other assets, less liabilities: 1.35%		747,722
Net assets: 100.00%		$55,334,020

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,270,146
Gross unrealized depreciation	(973,262)

Net unrealized appreciation of investments	$11,296,884

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 29.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	CHF	1,865,000	USD	2,078,729	09/04/14	$(25,496)
JPMCB	GBP	2,280,000	USD	3,820,402	09/04/14	(79,533)
JPMCB	HKD	3,290,000	USD	424,447	09/04/14	121
JPMCB	ILS	1,520,000	USD	435,705	09/04/14	(7,067)
JPMCB	JPY	159,800,000	USD	1,567,854	09/04/14	(10,306)
JPMCB	NOK	3,290,000	USD	550,646	09/04/14	15,606
JPMCB	USD	2,089,660	AUD	2,275,000	09/04/14	45,538
JPMCB	USD	326,363	CAD	355,000	09/04/14	5,793
JPMCB	USD	1,620,960	EUR	1,190,000	09/04/14	8,907
JPMCB	USD	637,118	GBP	375,000	09/04/14	4,319
JPMCB	USD	1,056,463	SEK	7,020,000	09/04/14	(6,534)
JPMCB	USD	863,964	SGD	1,085,000	09/04/14	6,211
Net unrealized depreciation on forward foreign currency contracts						$(42,441)

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$54,368,731	$—	$—	$54,368,731
Warrants	77,871	—	—	77,871
Short-term investment	—	139,696	—	139,696
Forward foreign currency contracts	—	86,495	—	86,495
Total	$54,446,602	$226,191	$—	$54,672,793

Liabilities
Forward foreign currency contracts	$—	$(128,936)	$—	$(128,936)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$114,327	$4,047,887	$4,022,518	$139,696	$117
UBS Private Money Market Fund LLC[a]	—	15,478,178	15,478,178	—	117
	$114,327	$19,526,065	$19,500,696	$139,696	$234

[a]	The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.	29

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2014, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 10.89%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 7.27%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index due to successful stock selection decisions.

Portfolio performance summary1

What worked

•	Stock selection decisions in the information technology sector contributed strongly to Fund performance.

–	NXP Semiconductor was a top holding for the Fund. Shares were up 28% during the first quarter of 2014 after NXP reported quarterly and annual earnings at the high end of guidance. The company’s revenue growth reached 13% for the full year, led by its automotive business and its portable and computing business. NXP also benefited from the announcement of an expanded stock repurchase program.

–	Shares of Micron Technology rose 39% during the second quarter of 2014 as the company saw strong upward momentum. Micron benefited from supply disruptions at its key competitor, Hynix. This development increased expectations for improved DRAM pricing and higher margins for Micron.

•	Several energy and materials stocks made a positive contribution to relative performance.

–	Martin Marietta Materials gained 29% during the first quarter of 2014. The company reported full-year results that exceeded expectations, crediting double-digit volume growth in its residential and non-residential aggregates business. Other positive developments included the company’s announcement that it would acquire Texas Industries, the second-largest producer of sand, gravel and crushed rock.

–	Shares of EOG Resources rose 19% during the second quarter of 2014. The company posted strong earnings results in the first quarter due to new Rocky Mountain oil plays, which added to its high quality inventory. EOG is benefiting from strong rig counts, and has raised its production targets from 27% to 29%. (For details, see “Portfolio highlights.”)

•	The Fund had a successful overweight to the health care sector.

–	Allergan made a significant contribution to Fund returns during the six months. The stock price gained 36% during the second quarter of 2014. The spike was due to the announcement in April 2014 that activist investor William Ackman and Valeant Pharmaceuticals were teaming up to pursue a takeover of Allergan.

What didn’t work

•	Certain individual stock positions detracted from relative performance during the six-month period.

–	Amazon.com was the top detractor for the reporting period. The company missed fourth quarter profit estimates due to continued increases in operating costs and a slowdown in sales growth. Investors grew concerned when Amazon announced an increase in the cost of its Prime membership to $99 per year on the heels of higher shipping costs. The stock faced increased competition for big data storage and cloud computing from industry heavyweights at the same time the industry subsector experienced a market correction.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS U.S. Equity Alpha Relationship Fund

–	ServiceSource International made a negative contribution to Fund returns. The company saw a significant decline in its stock price due to poor performance in the first quarter of 2014. The stock came under additional pressure after ServiceSource announced negative earnings estimate revisions for the quarter and the current year.

–	The stock price of General Motors moved lower during the six months due to continued concerns about its handling of faulty ignition switches. GM announced plans to recall roughly three million cars affected by the issue. Though the company declared its first dividend since 2008 during the period, it also reported declining auto sales and a modest earnings forecast due to restructuring charges.

–	Shares of NII Holdings plunged 55% in late February 2014 when NII reported a net subscriber loss of 247,000 and warned about declining liquidity. The company continues to make progress in Brazil, where it has built a 3G network and is selling the iPhone 5. But greater-than-expected customer losses in Mexico are hampering results. We continue to hold the stock based on the situation in Brazil and an asset base that we believe is being undervalued by the market.

–	The stock price of Citigroup declined during the six months. Along with other large global financial services companies, Citigroup suffered from uncertainty about the future regulatory environment. Ongoing concerns about settlements related to the financial crisis also hindered the performance of many banks. In addition, Citigroup failed a regulatory test of balance sheet strength and was denied the opportunity to increase its dividend and share buyback program. (For details, see “Portfolio highlights.”)

Portfolio highlights

•	EOG Resources is a natural gas and crude oil exploration & production (E&P) company. We believe it is a best-in-class company run by experienced managers. EOG benefits from a disciplined focus on internal rate of return at the project level. The company has core positions in prime acreage of the Eagle Ford, Bakken and Permian basins. It is a first mover in the onshore tight gas and tight oil basins. EOG has a track record of superior innovation and, as a result, is well positioned with the lowest exploration and development costs.

•	We believe the market underappreciates the persistence and predictability of Philip Morris’ cash flows and returns to shareholders. While governments have an interest in public health and declining tobacco consumption, they have become reliant on steady and predictable tobacco tax flows. Philip Morris has proven skill at modeling cigarette demand, even with variables such as regulation, taxation and demographics. Over time, governments are learning to trust the company’s models. Governments have learned that aggressive tax increases tend to encourage the illicit cigarette trade, which reduces tax revenue and increases consumption. Philip Morris’ regulatory and consumption risk is well diversified as the company operates in more than 180 markets globally.

•	Citigroup continues to execute its plan to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, and improve liquidity and capital metrics. It is successfully taking market share in its core businesses: Regional Consumer Banking, Securities & Banking and Global Transaction Services. Additionally, the company has been aggressively selling minority stakes in several banks, which should provide significant capital relief on a Basel III basis. We anticipate superior earnings growth over the next few years due to solid revenue growth, improving expense discipline and better credit quality.

•	Mondelez manufactures and markets snack food and beverage products, including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe the company is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

•

Yum! Brands is the leading multi-concept global restaurant company with three main concepts: KFC, Taco Bell and Pizza Hut. The stock experienced weakness due to supply issues and avian flu concerns in China. We believe the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. Unit growth has accelerated in recent years as a result of prior investment in infrastructure. We expect Yum! to continue to grow earnings per share by double digits for the next several years due to strong international growth and to return capital to shareholders through dividends and share repurchases.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2014 (unaudited)

	6 months	1 year	5 years	Inception¹
UBS U.S. Equity Alpha Relationship Fund	10.89%	27.99%	18.47%	7.63%
Russell 1000 Index[2]	7.27	25.35	19.25	8.06

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Apple, Inc.	4.0%
Mondelez International, Inc., Class A	3.4
Yum! Brands, Inc.	3.3
Philip Morris International, Inc.	3.1
Citigroup, Inc.	2.8
Comcast Corp., Class A	2.8
JPMorgan Chase & Co.	2.7
PepsiCo, Inc.	2.7
Amazon.com, Inc.	2.6
Symantec Corp.	2.4
Total	29.8%

[1]	Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	1.43%
Automobiles	3.74
Banks	9.45
Beverages	2.68
Biotechnology	5.58
Building products	0.88
Capital markets	3.58
Chemicals	3.65
Commercial services & supplies	1.66
Construction materials	1.23
Consumer finance	1.88
Diversified telecommunication services	0.81
Electronic equipment, instruments & components	1.52
Energy equipment & services	5.47
Food & staples retailing	2.24
Food products	3.38
Health care equipment & supplies	1.19
Health care providers & services	4.86
Hotels, restaurants & leisure	3.29
Household durables	0.71
Industrial conglomerates	2.23
Insurance	5.36
Internet & catalog retail	2.61
IT services	0.95
Life sciences tools & services	0.91
Machinery	1.57
Media	6.41
Multiline retail	1.82
Oil, gas & consumable fuels	6.20
Pharmaceuticals	12.28
Real estate investment trust (REIT)	3.43
Road & rail	3.31
Semiconductors & semiconductor equipment	10.87
Software	4.06
Specialty retail	1.15
Technology hardware, storage & peripherals	5.42
Textiles, apparel & luxury goods	1.51
Tobacco	3.07
Wireless telecommunication services	0.10
Total common stocks	132.49%

Short-term investment	1.16
Total investments before investments sold short	133.65%

Investments sold short
Common stocks
Banks	(2.57)%
Beverages	(0.41)
Biotechnology	(1.54)
Capital markets	(1.73)
Chemicals	(0.64)
Commercial services & supplies	(1.84)
Electronic equipment, instruments & components	(0.41)
Energy equipment & services	(0.64)
Food products	(0.79)
Health care equipment & supplies	(3.05)
Health care providers & services	(1.30)
Hotels, restaurants & leisure	(2.71)
Household products	(0.31)
Insurance	(0.88)
Internet & catalog retail	(0.86)
Internet software & services	(0.97)
IT services	(0.43)
Life sciences tools & services	(1.31)
Media	(1.91)
Oil, gas & consumable fuels	(0.33)
Pharmaceuticals	(1.92)
Real estate investment trust (REIT)	(0.19)
Semiconductors & semiconductor equipment	(2.82)
Software	(0.79)
Technology hardware, storage & peripherals	(1.27)
Textiles, apparel & luxury goods	(0.74)
Thrifts & mortgage finance	(0.31)
Trading companies & distributors	(0.30)
Wireless telecommunication services	(1.13)
Total investments sold short	(34.10)%

Total investments, net of investments sold short	99.55%
Cash and other assets, less liabilities	0.45
Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks: 132.49%
Aerospace & defense: 1.43%
General Dynamics Corp.[1]	21,900	$2,552,445

Automobiles: 3.74%
Ford Motor Co.[1]	213,800	3,685,912
General Motors Co.[1]	82,300	2,987,490

		6,673,402

Banks: 9.45%
Citigroup, Inc.[1]	107,950	5,084,445
JPMorgan Chase & Co.[1]	83,200	4,793,984
US Bancorp[1]	82,750	3,584,730
Wells Fargo & Co.[1]	64,800	3,405,888

		16,869,047

Beverages: 2.68%
PepsiCo, Inc.[1]	53,600	4,788,624

Biotechnology: 5.58%
Acorda Therapeutics, Inc.*,1	91,200	3,074,352
Alexion Pharmaceuticals, Inc.*,1	10,000	1,562,500
Alnylam Pharmaceuticals, Inc.*,1	19,200	1,212,864
Bluebird Bio, Inc.*,1	8,500	327,845
Epizyme, Inc.*,1	7,400	230,288
Gilead Sciences, Inc.*,1	27,100	2,246,861
KaloBios Pharmaceuticals, Inc.*,1	54,400	124,032
Lexicon Pharmaceuticals, Inc.*,1	634,700	1,021,867
MacroGenics, Inc.*,1	7,300	158,629

		9,959,238

Building products: 0.88%
Owens Corning[1]	40,400	1,562,672

Capital markets: 3.58%
Invesco Ltd.[1]	60,450	2,281,987
Morgan Stanley[1]	127,300	4,115,609

		6,397,596

Chemicals: 3.65%
Air Products & Chemicals, Inc.[1]	13,300	1,710,646
Monsanto Co.[1]	20,800	2,594,592
Praxair, Inc.[1]	16,600	2,205,144

		6,510,382

Commercial services & supplies: 1.66%
Waste Management, Inc.[1]	66,400	2,970,072

Construction materials: 1.23%
Martin Marietta Materials, Inc.[1]	16,600	2,192,030

Consumer finance: 1.88%
Capital One Financial Corp.[1]	40,550	3,349,430

Diversified telecommunication services: 0.81%
Pacific DataVision, Inc.*,1, 2	68,200	1,449,250

Electronic equipment, instruments & components: 1.52%
Jabil Circuit, Inc.[1]	129,900	2,714,910

	Shares	Value
Energy equipment & services: 5.47%
Baker Hughes, Inc.[1]	35,600	$2,650,420
Halliburton Co.[1]	28,200	2,002,482
McDermott International, Inc.*,1	233,950	1,892,656
Noble Corp. PLC[1]	96,000	3,221,760

		9,767,318

Food & staples retailing: 2.24%
Rite Aid Corp.*,1	172,600	1,237,542
Walgreen Co.[1]	37,300	2,765,049

		4,002,591

Food products: 3.38%
Mondelez International, Inc., Class A1	160,400	6,032,644

Health care equipment & supplies: 1.19%
Baxter International, Inc.[1]	29,300	2,118,390

Health care providers & services: 4.86%
Envision Healthcare Holdings, Inc.*,1	33,500	1,202,985
Laboratory Corp. of America Holdings*,1	39,500	4,044,800
UnitedHealth Group, Inc.[1]	41,900	3,425,325

		8,673,110

Hotels, restaurants & leisure: 3.29%
Yum! Brands, Inc.[1]	72,300	5,870,760

Household durables: 0.71%
Lennar Corp., Class A1	30,100	1,263,598

Industrial conglomerates: 2.23%
Danaher Corp.[1]	50,500	3,975,865

Insurance: 5.36%
Aon PLC[1]	26,400	2,378,376
Lincoln National Corp.[1]	61,200	3,148,128
MetLife, Inc.[1]	72,600	4,033,656

		9,560,160

Internet & catalog retail: 2.61%
Amazon.com, Inc.*,1	14,350	4,660,593

IT services: 0.95%
ServiceSource International, Inc.*,1	291,200	1,688,960

Life sciences tools & services: 0.91%
Bio-Rad Laboratories, Inc., Class A*,1	13,500	1,616,085

Machinery: 1.57%
Illinois Tool Works, Inc.[1]	32,100	2,810,676

Media: 6.41%
Comcast Corp., Class A1	94,300	5,062,024
Time Warner, Inc.[1]	33,000	2,318,250
Time, Inc.*,1	1	24
Walt Disney Co.[1]	47,400	4,064,076

		11,444,374

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Multiline retail: 1.82%
JC Penney Co., Inc.*,1	120,900	$1,094,145
Macy’s, Inc.[1]	37,000	2,146,740

		3,240,885

Oil, gas & consumable fuels: 6.20%
Chevron Corp.[1]	14,300	1,866,865
EOG Resources, Inc.[1]	36,800	4,300,448
Exxon Mobil Corp.[1]	25,200	2,537,136
PDC Energy, Inc.*,1	37,500	2,368,125

		11,072,574

Pharmaceuticals: 12.28%
Allergan, Inc.[1]	15,200	2,572,144
Eli Lilly & Co.[1]	67,500	4,196,475
Hospira, Inc.*,1	58,200	2,989,734
Impax Laboratories, Inc.*,1	101,200	3,034,988
Johnson & Johnson[1]	7,100	742,802
Mallinckrodt PLC*,1	28,000	2,240,560
Merck & Co., Inc.[1]	65,200	3,771,820
Teva Pharmaceutical Industries Ltd. ADR[1]	45,300	2,374,626

		21,923,149

Real estate investment trust (REIT): 3.43%
American Campus Communities, Inc.[1]	20,500	783,920
Digital Realty Trust, Inc.[1]	48,200	2,811,024
Simon Property Group, Inc.[1]	15,200	2,527,456

		6,122,400

Road & rail: 3.31%
Hertz Global Holdings, Inc.*,1	120,200	3,369,206
Norfolk Southern Corp.[1]	24,600	2,534,538

		5,903,744

Semiconductors & semiconductor equipment: 10.87%
Applied Materials, Inc.[1]	183,200	4,131,160
Broadcom Corp., Class A1	91,800	3,407,616
Freescale Semiconductor Ltd.*,1	77,650	1,824,775
Mellanox Technologies Ltd.*,1	68,200	2,377,452
Micron Technology, Inc.*,1	111,300	3,667,335
NXP Semiconductor NV*,1	60,400	3,997,272

		19,405,610

Software: 4.06%
Check Point Software Technologies Ltd.*,1	43,600	$2,922,508
Symantec Corp.[1]	188,550	4,317,795

		7,240,303

Specialty retail: 1.15%
Best Buy Co., Inc.[1]	66,400	2,059,064

	Shares	Value

Technology hardware, storage & peripherals: 5.42%
Apple, Inc.[1]	76,300	$7,090,559
NetApp, Inc.[1]	70,800	2,585,616

		9,676,175

Textiles, apparel & luxury goods: 1.51%
Ralph Lauren Corp.[1]	16,800	2,699,592

Tobacco: 3.07%
Philip Morris International, Inc.[1]	65,100	5,488,581

Wireless telecommunication services: 0.10%
NII Holdings, Inc.*,1	331,300	182,215
Total common stocks (cost $180,038,326)		236,488,514

Short-term investment: 1.16%
Investment company: 1.16%
UBS Cash Management Prime Relationship Fund[3] (cost $2,070,240)	2,070,240	2,070,240
Total investments before investments sold short: 133.65% (cost $182,108,566)		238,558,754

Investments sold short: (34.10)%
Common stocks: (34.10)%
Banks: (2.57)%
Associated Banc-Corp.	(28,300)	(511,664)
Bank of America Corp.	(43,600)	(670,132)
First Niagara Financial Group, Inc.	(60,850)	(531,829)
Signature Bank	(5,100)	(643,518)
SVB Financial Group	(5,800)	(676,396)
TCF Financial Corp.	(28,600)	(468,182)
Westamerica Bancorporation	(10,600)	(554,168)
Zions Bancorporation	(18,100)	(533,407)

		(4,589,296)

Beverages: (0.41)%
Constellation Brands, Inc., Class A	(8,300)	(731,479)

Biotechnology: (1.54)%
Celgene Corp.	(10,600)	(910,328)
Myriad Genetics, Inc.	(16,150)	(628,558)
Repligen Corp.	(28,750)	(655,212)
United Therapeutics Corp.	(6,300)	(557,487)

		(2,751,585)
Capital markets: (1.73)%
Charles Schwab Corp.	(52,700)	(1,419,211)
Northern Trust Corp.	(8,300)	(532,943)
Stifel Financial Corp.	(11,400)	(539,790)
TD Ameritrade Holding Corp.	(19,300)	(605,055)

		(3,096,999)

Chemicals: (0.64)%
LyondellBasell Industries NV, Class A	(7,100)	(693,315)
Sigma-Aldrich Corp.	(4,400)	(446,512)

		(1,139,827)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Commercial services & supplies: (1.84)%
Healthcare Services Group, Inc.	(36,500)	$(1,074,560)
Pitney Bowes, Inc.	(47,450)	(1,310,569)
Stericycle, Inc.	(7,600)	(899,992)

		(3,285,121)

Electronic equipment, instruments & components: (0.41)%
Flextronics International Ltd.	(66,500)	(736,155)

Energy equipment & services: (0.64)%
FMC Technologies, Inc.	(9,400)	(574,058)
Helmerich & Payne, Inc.	(4,950)	(574,744)

		(1,148,802)

Food products: (0.79)%
Kraft Foods Group, Inc.	(12,000)	(719,400)
McCormick & Co. Inc. (Non-voting)	(9,750)	(698,003)

		(1,417,403)

Health care equipment & supplies: (3.05)%
Abaxis, Inc.	(17,000)	(753,270)
Boston Scientific Corp.	(46,200)	(589,974)
DENTSPLY International, Inc.	(13,500)	(639,225)
IDEXX Laboratories, Inc.	(5,100)	(681,207)
Meridian Bioscience, Inc.	(18,000)	(371,520)
PhotoMedex, Inc.	(58,000)	(710,500)
STERIS Corp.	(10,100)	(540,148)
Wright Medical Group, Inc.	(16,500)	(518,100)
Zimmer Holdings, Inc.	(6,100)	(633,546)

		(5,437,490)

Health care providers & services: (1.30)%
Bio-Reference Labs, Inc.	(29,700)	(897,534)
Centene Corp.	(11,200)	(846,832)
Patterson Cos., Inc.	(14,700)	(580,797)

		(2,325,163)

Hotels, restaurants & leisure: (2.71)%
Buffalo Wild Wings, Inc.	(5,300)	(878,263)
Choice Hotels International, Inc.	(32,300)	(1,521,653)
Hyatt Hotels Corp., Class A	(17,700)	(1,079,346)
Starwood Hotels & Resorts Worldwide, Inc.	(9,300)	(751,626)
Wendy’s Corp.	(70,200)	(598,806)

		(4,829,694)

Household products: (0.31)%
Clorox Co.	(6,000)	(548,400)

Insurance: (0.88)%
American International Group, Inc.	(28,900)	(1,577,362)

Internet & catalog retail: (0.86)%
Netflix, Inc.	(2,100)	(925,260)
Priceline.com, Inc.	(500)	(601,500)

		(1,526,760)

	Shares	Value
Internet software & services: (0.97)%
WebMD Health Corp.	(17,200)	$(830,760)
Zillow, Inc., Class A	(6,250)	(893,313)

		(1,724,073)
IT services: (0.43)%
Cognizant Technology Solutions Corp., Class A	(15,600)	(762,996)

Life sciences tools & services: (1.31)%
Mettler-Toledo International, Inc.	(3,900)	(987,402)
PerkinElmer, Inc.	(15,900)	(744,756)
Thermo Fisher Scientific, Inc.	(5,200)	(613,600)

		(2,345,758)

Media: (1.91)%
Discovery Communications, Inc., Class A	(13,900)	(1,032,492)
Gannett Co., Inc.	(53,000)	(1,659,430)
Lamar Advertising Co., Class A	(13,500)	(715,500)

		(3,407,422)

Oil, gas & consumable fuels: (0.33)%
Hess Corp.	(5,950)	(588,396)

Pharmaceuticals: (1.92)%
AbbVie, Inc.	(19,200)	(1,083,648)
Auxilium Pharmaceuticals, Inc.	(28,800)	(577,728)
Endo International PLC	(14,900)	(1,043,298)
Sagent Pharmaceuticals, Inc.	(27,700)	(716,322)

		(3,420,996)

Real estate investment trust (REIT): (0.19)%
Equity Residential	(5,400)	(340,200)

Semiconductors & semiconductor equipment: (2.82)%
Advanced Micro Devices, Inc.	(178,500)	(747,915)
Analog Devices, Inc.	(13,300)	(719,131)
First Solar, Inc.	(18,600)	(1,321,716)
Microchip Technology, Inc.	(14,900)	(727,269)
RF Micro Devices, Inc.	(76,450)	(733,155)
Skyworks Solutions, Inc.	(16,800)	(788,928)

		(5,038,114)

Software: (0.79)%
Electronic Arts, Inc.	(21,800)	(781,966)
Red Hat, Inc.	(11,300)	(624,551)

		(1,406,517)

Technology hardware, storage & peripherals: (1.27)%
Diebold, Inc.	(18,400)	(739,128)
Hewlett-Packard Co.	(23,200)	(781,376)
Lexmark International, Inc., Class A	(15,600)	(751,296)

		(2,271,800)

Textiles, apparel & luxury goods: (0.74)%
Michael Kors Holdings Ltd.	(6,500)	(576,225)
Under Armour, Inc., Class A	(12,400)	(737,676)

		(1,313,901)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Thrifts & mortgage finance: (0.31)%
Astoria Financial Corp.	(40,550)	$(545,397)

Trading companies & distributors: (0.30)%
Fastenal Co.	(11,000)	(544,390)

Wireless telecommunication services: (1.13)%
SBA Communications Corp., Class A	(6,600)	(675,180)
Sprint Corp.	(156,700)	(1,336,651)

		(2,011,831)

	Shares	Value
Total investments sold short (proceeds $44,720,250)		$(60,863,327)
Total investments, net of investments sold short: 99.55%		177,695,427

Cash and other assets, less liabilities: 0.45%		807,981
Net assets: 100.00%		$178,503,408

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$63,803,763
Gross unrealized depreciation	(7,353,575)

Net unrealized appreciation of investments	$56,450,188

For a listing of defined acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 40.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$235,039,264	$1,449,250	$—	$236,488,514
Short-term investment	—	2,070,240	—	2,070,240
Total	$235,039,264	$3,519,490	$—	$238,558,754

Liabilities
Common stocks sold short	$(60,863,327)	$—	$—	$(60,863,327)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Portfolio footnotes

*	Non-income producing security.
[1]	All or a portion of these securities have been delivered to cover open short positions.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of this security amounted to $1,449,250 or 0.81% of net assets.
[3]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$945,826	$8,925,294	$7,800,880	$2,070,240	$591

See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2014, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 5.08%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (hedged in USD) (the “Index”), returned 5.06%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

The Fund’s modest outperformance versus the Index was largely due to duration and yield curve positioning, as well as security selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, overall the Fund’s duration and yield curve positioning and security selection contributed to performance, whereas sector allocation detracted from the Fund’s performance.

Portfolio performance summary1

What worked

•	Overall, duration and yield curve positioning contributed to performance. In particular, our long duration position in Europe early in the year was rewarded as global rates fell and European bond yields experienced a more pronounced decline given the prospect for additional actions from the European Central Bank.

•	Bottom-up security selection, in aggregate was rewarded. The Fund’s corporate holdings in both the US and Europe enhanced its results.

•	Certain sector positions were modestly positive for performance. An overweight to European financials, largely bank credits, was beneficial. They outperformed the Index amid improving credit fundamentals for the sector.

What didn’t work

•	Sector positioning, overall, detracted from results during the reporting period. Having an underweight in US industrials was not rewarded. An overweight to the relatively weak performing US metals sub-sector was also negative for returns. Elsewhere, an underweight to US financials was a drag on results.

•	Duration positioning in the US was a headwind for performance. The Fund’s short duration in the US detracted from performance, as US rates generally declined during the six month reporting period given mixed economic data and several flights to quality.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2014 (unaudited)

	6 months	1 year	Inception¹
UBS Global Corporate Bond Relationship Fund	5.08%	7.51%	5.84%
Barclays Global Aggregate—Corporate Index (hedged in USD)[2]	5.06	7.29	6.19

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate—Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2014

Percentage of net assets
JPMorgan Chase & Co., 3.200%, due 01/25/23	1.4%
Bank of America Corp., 1.875%, due 01/10/19	1.1
Telefonica Emisiones SAU, 4.710%, due 01/20/20	0.9
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	0.9
Snam SpA, 3.875%, due 03/19/18	0.9
Wachovia Corp., 5.750%, due 02/01/18	0.9
Citigroup, Inc., 6.000%, due 08/15/17	0.9
HSBC Holdings PLC, 6.500%, due 09/15/37	0.8
Santander International Debt SAU, 1.375%, due 03/25/17	0.8
Arqiva Financing PLC, 4.040%, due 06/30/20	0.8
Total	9.4%

Country exposure by issuer, top five (unaudited)

As of June 30, 2014

Percentage of net assets
United States	41.7%
United Kingdom	14.4
Netherlands	8.0
France	4.6
Italy	3.8
Total	72.5%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Airlines	0.18%
Auto components	0.21
Banks	23.63
Beverages	2.30
Biotechnology	0.38
Capital markets	3.63
Chemicals	0.81
Commercial services & supplies	0.84
Communications equipment	0.88
Construction & engineering	1.39
Consumer finance	2.40
Containers & packaging	0.47
Diversified financial services	4.63
Diversified telecommunication services	5.27
Electric utilities	6.28
Electrical equipment	0.24
Energy equipment & services	0.27
Food & staples retailing	0.29
Food products	1.44
Gas utilities	1.87
Health care equipment & supplies	0.51
Health care providers & services	0.73
Hotels, restaurants & leisure	0.29
Independent power and renewable electricity producers	0.46
Industrial conglomerates	0.16
Insurance	6.76
Internet & catalog retail	0.08
IT services	0.30
Life sciences tools & services	0.13
Machinery	0.22
Marine	0.45
Media	3.74
Metals & mining	1.87
Multi-utilities	1.23
Oil, gas & consumable fuels	10.96
Pharmaceuticals	1.35
Real estate investment trust (REIT)	0.08
Real estate management & development	0.13
Road & rail	1.15
Software	0.62
Specialty retail	0.54
Technology hardware, storage & peripherals	0.39
Thrifts & mortgage finance	0.69
Tobacco	2.43
Transportation infrastructure	1.19
Water utilities	0.55
Wireless telecommunication services	1.98
Total corporate bonds	96.40%

Supranational bonds	1.10
Total bonds	97.50%

Short-term investment	1.36
Options purchased	0.00 [1]
Total investments	98.86%

Cash and other assets, less liabilities	1.14
Net assets	100.00%

[1]Amount	represents less than 0.005%.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds: 97.50%
Corporate bonds: 96.40%
Australia: 3.73%
Adani Abbot Point Terminal Pty Ltd., 5.750%, due 11/01/18	AUD 205,000	$193,988
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43	$ 55,000	60,785
Commonwealth Bank of Australia, 2.250%, due 03/16/17[1]	250,000	257,931
National Australia Bank, 2.750%, due 03/09/17	250,000	260,662
Origin Energy Finance Ltd., 2.500%, due 10/23/20[2]	EUR 100,000	141,940
QBE Insurance Group Ltd., 2.400%, due 05/01/18[2]	$ 200,000	199,670
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR 50,000	78,564
Telstra Corp. Ltd., 4.800%, due 10/12/21[2]	$ 55,000	61,784

Total Australia corporate bonds		1,255,324

Belgium: 0.24%
Elia System Operator SA, 5.250%, due 05/13/19[2]	EUR 50,000	82,225

Bermuda: 0.43%
Bacardi Ltd., 2.750%, due 07/03/23[2]	100,000	143,545

Brazil: 0.73%
Petrobras Global Finance BV, 4.375%, due 05/20/23	$ 110,000	104,855
5.625%, due 05/20/43	20,000	18,194
Vale SA, 5.625%, due 09/11/42	125,000	122,531

Total Brazil corporate bonds		245,580

Canada: 3.76%
Bank of Montreal, 1.300%, due 07/15/16	110,000	111,203
6.020%, due 05/02/18	CAD 80,000	85,703
Bank of Nova Scotia, 4.100%, due 06/08/17	125,000	124,496
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16	$ 85,000	86,094
3.400%, due 01/14/16	CAD 95,000	91,527
Greater Toronto Airports Authority, 6.980%, due 10/15/32	60,000	78,415
Hydro One, Inc., 5.360%, due 05/20/36	60,000	66,732
Nexen, Inc., 6.400%, due 05/15/37	$ 90,000	107,365
Royal Bank of Canada, 2.980%, due 05/07/19	CAD 85,000	82,003
Suncor Energy, Inc., 6.500%, due 06/15/38	$ 100,000	128,442

	Face amount	Value
Thomson Reuters Corp., 1.300%, due 02/23/17	$ 110,000	$110,137
Toronto-Dominion Bank, 3.367%, due 11/02/20[3]	CAD 115,000	110,230
Yamana Gold, Inc., 4.950%, due 07/15/24[1]	$ 80,000	80,526

Total Canada corporate bonds		1,262,873

Cayman Islands: 1.76%
Hutchison Whampoa Europe Finance 13 Ltd.,
3.750%, due 05/10/18[2,3,4]	EUR 100,000	138,135
New York Life Funding, 5.125%, due 02/03/15	GBP 50,000	87,640
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR 100,000	148,555
Thames Water Utilities Cayman Finance Ltd.,
5.375%, due 07/21/25[3]	GBP 50,000	91,394
XLIT Ltd., 5.250%, due 12/15/43	$ 30,000	32,990
Yorkshire Water Services Bradford Finance Ltd.,
6.000%, due 04/24/25[3]	GBP 50,000	92,531

Total Cayman Islands corporate bonds		591,245

Denmark: 0.98%
AP Moeller-Maersk A/S, 3.375%, due 08/28/19[2]	EUR 100,000	151,219
DONG Energy A/S, 4.875%, due 01/12/32[2]	GBP 100,000	179,770

Total Denmark corporate bonds		330,989

Finland: 1.32%
Elenia Finance Oyj, 2.875%, due 12/17/20	EUR 100,000	144,195
Pohjola Bank PLC, 1.750%, due 08/29/18	100,000	141,501
Teollisuuden Voima Oyj, 4.625%, due 02/04/19[2]	100,000	156,432

Total Finland corporate bonds		442,128

France: 4.61%
Alstom SA, 4.500%, due 03/18/20	50,000	79,080
Banque Federative du Credit Mutuel SA, 2.000%, due 09/19/19	100,000	141,658
BNP Paribas SA, 2.700%, due 08/20/18	$ 90,000	92,071
5.186%, due 06/29/15[2,3,4]	50,000	50,937
Credit Logement SA, 1.392%, due 09/16/14[2,3,4]	EUR 50,000	60,078
Dexia Credit Local SA, 5.375%, due 07/21/14[2]	110,000	150,967

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
France—(Concluded)
Electricite de France, 5.625%, due 01/22/24[1,3,4]	$ 100,000	$104,530
6.950%, due 01/26/39[1]	30,000	39,881
GDF Suez, 4.750%, due 07/10/21[3,4]	EUR 100,000	149,938
Societe Des Autoroutes Paris-Rhin-Rhone, 2.250%, due 01/16/20	EUR 100,000	143,003
Societe Generale SA, 5.000%, due 01/17/24[1]	$ 200,000	209,167
Total Capital International SA, 1.550%, due 06/28/17	255,000	258,651
Veolia Environnement SA, 6.750%, due 04/24/19	EUR 40,000	69,078

Total France corporate bonds		1,549,039

Germany: 0.47%
Mondi Consumer Packaging International AG, 9.750%, due 07/15/17[2]	110,000	158,343

Guernsey: 0.32%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 02/24/41[2,3]	$ 100,000	108,000

Indonesia: 0.59%
Pertamina Persero PT, 6.450%, due 05/30/44[1]	200,000	198,500

Ireland: 0.90%
FGA Capital Ireland PLC, 2.625%, due 04/17/19	EUR 100,000	140,456
GE Capital European Funding, 6.025%, due 03/01/38	80,000	161,049

Total Ireland corporate bonds		301,505

Israel: 0.93%
Delek & Avner Tamar Bond Ltd., 3.839%, due 12/30/18[1]	$ 235,000	237,056
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	76,966

Total Israel corporate bonds		314,022

Italy: 3.76%
Assicurazioni Generali SpA, 4.875%, due 11/11/14[2]	EUR 50,000	69,463
Ei Towers SpA, 3.875%, due 04/26/18	100,000	146,459
Intesa Sanpaolo SpA, 4.375%, due 10/15/19[2]	100,000	155,420
Snam SpA, 3.875%, due 03/19/18[2]	200,000	301,597
Telecom Italia SpA, 8.250%, due 03/21/16	50,000	76,225

	Face amount	Value
Terna Rete Elettrica Nazionale SpA, 4.125%, due 02/17/17	EUR 100,000	$148,596
UniCredit SpA, 3.250%, due 01/14/21	100,000	146,481
6.375%, due 05/02/23[2,3]	$ 200,000	219,000

Total Italy corporate bonds		1,263,241

Japan: 0.09%
Nippon Telegraph & Telephone Corp., 1.400%, due 07/18/17	30,000	30,177

Jersey, Channel Islands: 1.76%
AA Bond Co., Ltd., 4.720%, due 07/31/18[2]	GBP 100,000	180,399
Gatwick Funding Ltd., 5.250%, due 01/23/24[2]	100,000	188,578
Heathrow Funding Ltd., 4.600%, due 02/15/18[2]	EUR 115,000	177,785
HSBC Capital Funding LP, 5.130%, due 03/29/16[3,4]	30,000	43,236

Total Jersey, Channel Islands corporate bonds		589,998

Luxembourg: 0.69%
Actavis Funding SCS, 1.300%, due 06/15/17[1]	$ 15,000	14,971
ArcelorMittal, 9.500%, due 02/15/15	75,000	78,656
Enel Finance International SA, 6.000%, due 10/07/39[1]	100,000	113,938
SES, 3.600%, due 04/04/23[1]	25,000	25,279

Total Luxembourg corporate bonds		232,844

Mexico: 0.66%
America Movil SAB de CV, 5.000%, due 03/30/20	200,000	222,004

Netherlands: 7.98%
ABN Amro Bank NV, 4.875%, due 01/16/19[2]	GBP 100,000	187,939
Achmea BV, 2.500%, due 11/19/20	EUR 150,000	215,018
Allianz Finance II BV, 4.375%, due 02/17/17[3,4]	80,000	115,021
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18	100,000	146,700
British American Tobacco Holdings The Netherlands BV, 2.375%, due 01/19/23[2]	100,000	141,726
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[2]	125,000	178,108
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.700%, due 03/19/18	$ 250,000	250,809

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Deutsche Telekom International Finance BV, 4.000%, due 01/19/15	EUR 100,000	$139,653
6.500%, due 04/08/22	GBP 30,000	61,697
E.ON International Finance BV, 6.650%, due 04/30/38[1]	$ 20,000	25,690
Heineken NV, 2.125%, due 08/04/20[2]	EUR 100,000	143,085
Iberdrola International BV, 4.500%, due 09/21/17	100,000	152,519
Koninklijke KPN NV, 6.500%, due 01/15/16	115,000	171,532
LYB International Finance BV, 5.250%, due 07/15/43	$ 55,000	60,230
Nomura Europe Finance NV, 1.875%, due 05/29/18[2]	EUR 100,000	139,628
Repsol International Finance BV, 4.375%, due 02/20/18[2]	100,000	153,034
Royal Bank of Scotland NV, 0.931%, due 03/09/15[3]	$ 75,000	74,716
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR 60,000	91,863
6.125%, due 09/14/66[3]	GBP 32,000	58,872
TenneT Holding BV, 6.655%, due 06/01/17[3,4]	EUR 50,000	76,768
Volkswagen International Finance NV, 2.125%, due 01/19/15[2]	70,000	96,773

Total Netherlands corporate bonds		2,681,381

Norway: 1.06%
DNB Bank ASA, 3.200%, due 04/03/17[1]	$ 200,000	210,444
Statoil ASA, 3.125%, due 08/17/17	75,000	79,379
4.800%, due 11/08/43	60,000	66,148

Total Norway corporate bonds		355,971

Portugal: 0.44%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18	EUR 100,000	148,369

South Korea: 0.32%
GS Caltex Corp., 5.500%, due 04/24/17[2]	$ 100,000	108,906

Spain: 2.20%
BBVA Senior Finance SAU, 3.250%, due 03/21/16	EUR 100,000	142,641
Santander International Debt SAU, 1.375%, due 03/25/17	200,000	276,591
Telefonica Emisiones SAU, 4.710%, due 01/20/20[2]	200,000	318,724

Total Spain corporate bonds		737,956

	Face amount	Value
Sweden: 0.60%
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]	$ 100,000	$114,251
Vattenfall AB, 6.750%, due 01/31/19	EUR 50,000	85,878

Total Sweden corporate bonds		200,129

United Kingdom: 14.38%
Abbey National Treasury Services PLC, 1.750%, due 01/15/18[2]	100,000	140,387
4.000%, due 03/13/24	$ 90,000	92,876
Arqiva Financing PLC, 4.040%, due 06/30/20[2]	GBP 150,000	261,637
Aviva PLC, 4.729%, due 11/28/14[3,4]	EUR 90,000	123,975
Barclays Bank PLC,
2.250%, due 05/10/17[1]	$ 200,000	206,158
5.750%, due 08/17/21[2]	GBP 50,000	97,992
6.625%, due 03/30/22[2]	EUR 50,000	85,317
BG Energy Capital PLC, 5.125%, due 12/07/17[2]	GBP 50,000	94,055
BP Capital Markets PLC, 1.375%, due 05/10/18	$ 85,000	84,209
2.750%, due 05/10/23	40,000	38,423
British Telecommunications PLC, 8.500%, due 12/07/16[2]	GBP 75,000	147,994
BUPA Finance PLC, 6.125%, due 09/16/20[3,4]	50,000	91,175
Diageo Capital PLC, 3.875%, due 04/29/43	$ 60,000	55,622
EE Finance PLC, 4.375%, due 03/28/19[2]	GBP 100,000	179,300
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17	$ 95,000	96,084
HSBC Holdings PLC, 5.100%, due 04/05/21	175,000	198,849
6.500%, due 09/15/37	225,000	277,437
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18[2]	EUR 100,000	155,015
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[2,3]	GBP 110,000	190,370
Lloyds Bank PLC, 1.127%, due 07/11/16[3]	EUR 45,000	61,418
7.500%, due 04/15/24	GBP 100,000	221,885
11.875%, due 12/16/21[2,3]	EUR 45,000	76,583
Lloyds Banking Group PLC, 5.875%, due 07/08/14	45,000	61,679
National Express Group PLC, 6.250%, due 01/13/17	GBP 50,000	93,308
National Grid Electricity Transmission PLC, 5.875%, due 02/02/24	45,000	90,797
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19	50,000	96,891

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Royal Bank of Scotland PLC, 5.375%, due 09/30/19[2]	EUR 50,000	$ 81,812
6.934%, due 04/09/18	50,000	79,246
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]	$ 250,000	235,328
SSE PLC, 2.000%, due 06/17/20	EUR 100,000	141,751
Standard Chartered PLC, 4.000%, due 07/12/22[2,3]	$ 200,000	206,656
Tesco PLC, 6.125%, due 02/24/22	GBP 50,000	98,273
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	50,000	91,747
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[2]	125,000	230,184
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[2]	100,000	197,853
WPP PLC, 6.625%, due 05/12/16[2]	EUR 100,000	151,951

Total United Kingdom corporate bonds		4,834,237

United States: 41.69%
21st Century Fox America, Inc., 6.200%, due 12/15/34	$ 135,000	165,268
ABB Finance USA, Inc., 2.875%, due 05/08/22	85,000	84,401
AbbVie, Inc., 2.900%, due 11/06/22	105,000	101,539
4.400%, due 11/06/42	65,000	63,102
Aetna, Inc., 2.200%, due 03/15/19	25,000	25,066
4.750%, due 03/15/44	15,000	15,769
Alltel Corp., 7.875%, due 07/01/32	85,000	117,790
Altria Group, Inc., 4.250%, due 08/09/42	225,000	209,629
American Express Credit Corp., 1.300%, due 07/29/16	55,000	55,457
American International Group, Inc., 3.375%, due 08/15/20	105,000	109,109
American Tower Corp., 3.400%, due 02/15/19	25,000	26,154
Anadarko Petroleum Corp., 6.375%, due 09/15/17	205,000	236,025
Apache Corp., 4.750%, due 04/15/43	145,000	151,957
AT&T, Inc., 2.500%, due 03/15/23	EUR 100,000	142,840
5.550%, due 08/15/41	$ 75,000	84,094
Bank of America Corp., 1.875%, due 01/10/19	EUR 275,000	386,273
5.875%, due 02/07/42	$ 60,000	71,255

	Face amount	Value
Bank of New York Mellon Corp., 1.350%, due 03/06/18	$ 215,000	$ 213,013
BB&T Corp., 1.600%, due 08/15/17	55,000	55,502
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18	50,000	49,570
Boston Scientific Corp., 6.000%, due 01/15/20	125,000	145,313
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21	145,000	150,672
5.400%, due 06/01/41	60,000	68,891
Capital One Financial Corp., 1.000%, due 11/06/15	160,000	160,439
Caterpillar, Inc., 4.750%, due 05/15/64	70,000	72,955
CF Industries, Inc., 5.150%, due 03/15/34	75,000	79,901
Chevron Corp., 2.355%, due 12/05/22	45,000	43,257
2.427%, due 06/24/20	45,000	45,663
Cisco Systems, Inc., 2.900%, due 03/04/21	25,000	25,384
Citigroup, Inc., 0.843%, due 05/31/17[3]	EUR 100,000	134,876
5.500%, due 02/15/17	$ 85,000	93,480
6.000%, due 08/15/17	255,000	288,627
Coca-Cola Co., 1.800%, due 09/01/16	110,000	112,583
Comcast Corp., 4.750%, due 03/01/44	25,000	26,441
ConocoPhillips, 4.600%, due 01/15/15	105,000	107,345
DIRECTV Holdings LLC, 5.000%, due 03/01/21	175,000	195,356
Duke Energy Corp., 3.050%, due 08/15/22	105,000	104,579
Enable Midstream Partners LP, 2.400%, due 05/15/19[1]	30,000	30,028
Energy Transfer Partners LP, 6.050%, due 06/01/41	110,000	124,941
Enterprise Products Operating LLC, 4.850%, due 03/15/44	85,000	87,699
5.200%, due 09/01/20	55,000	62,792
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]	45,000	50,905
Express Scripts Holding Co., 2.250%, due 06/15/19	85,000	84,644
Exxon Mobil Corp., 0.921%, due 03/15/17	10,000	10,011
1.819%, due 03/15/19	80,000	80,564
Five Corners Funding Trust, 4.419%, due 11/15/23[1]	100,000	105,433
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	200,000	208,650

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Freeport-McMoRan Copper & Gold, Inc., 3.100%, due 03/15/20	$ 70,000	$ 70,692
3.875%, due 03/15/23	70,000	69,787
General Electric Capital Corp., 1.000%, due 12/11/15	160,000	161,230
4.375%, due 09/16/20	120,000	132,531
Series A, 6.750%, due 03/15/32	240,000	316,598
General Electric Co., 4.125%, due 10/09/42	55,000	54,321
Georgia Power Co., 5.400%, due 06/01/40	75,000	87,103
Gilead Sciences, Inc., 2.050%, due 04/01/19	60,000	60,040
4.800%, due 04/01/44	65,000	68,588
Glencore Funding LLC, 2.500%, due 01/15/19[1]	80,000	79,796
3.125%, due 04/29/19[1]	65,000	66,287
Goldman Sachs Group, Inc., 3.250%, due 02/01/23[2]	EUR 130,000	191,737
4.375%, due 03/16/17[2]	150,000	223,914
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43	$ 55,000	52,976
Hewlett-Packard Co., 2.625%, due 12/09/14	130,000	131,293
International Business Machines Corp., 3.375%, due 08/01/23	100,000	101,163
Johnson Controls, Inc., 3.625%, due 07/02/24	40,000	40,176
4.950%, due 07/02/64	30,000	30,391
JPMorgan Chase & Co., 1.800%, due 01/25/18	100,000	100,483
3.200%, due 01/25/23	485,000	481,545
Juniper Networks, Inc., 4.500%, due 03/15/24	65,000	67,982
Kellogg Co., 1.875%, due 11/17/16	80,000	81,573
Kinder Morgan Energy Partners LP, 3.500%, due 03/01/21	20,000	20,281
5.000%, due 03/01/43	115,000	114,131
Kraft Foods Group, Inc.,
5.000%, due 06/04/42	85,000	90,873
Laboratory Corp. of America Holdings, 2.500%, due 11/01/18	50,000	50,949
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]	105,000	108,829
Lincoln National Corp., 4.200%, due 03/15/22	135,000	143,992
Lorillard Tobacco Co., 6.875%, due 05/01/20	20,000	23,767

	Face amount	Value
McKesson Corp., 4.883%, due 03/15/44	$ 25,000	$ 26,254
Medtronic, Inc., 4.625%, due 03/15/44	25,000	26,258
Merck & Co., Inc., 6.550%, due 09/15/37	64,000	85,463
MetLife, Inc., 4.875%, due 11/13/43	120,000	129,761
Metropolitan Life Global Funding I, 2.375%, due 09/30/192	EUR 125,000	181,191
Microsoft Corp., 2.625%, due 05/02/33	100,000	136,908
3.500%, due 11/15/42	$ 80,000	71,255
Mondelez International, Inc., 2.375%, due 01/26/21	EUR 140,000	199,675
5.375%, due 02/10/20	$ 83,000	95,409
Monongahela Power Co., 5.400%, due 12/15/43[1]	40,000	45,772
Monsanto Co., 4.200%, due 07/15/34	75,000	75,696
Morgan Stanley, 2.125%, due 04/25/18	225,000	227,472
2.375%, due 03/31/21	EUR 50,000	70,719
2.500%, due 01/24/19	$ 95,000	96,064
6.375%, due 07/24/42	45,000	57,098
Mosaic Co., 5.450%, due 11/15/33	50,000	56,027
Motorola Solutions, Inc., 6.000%, due 11/15/17	50,000	56,773
Mylan, Inc., 2.600%, due 06/24/18	15,000	15,236
Navient Corp., 6.250%, due 01/25/16	80,000	85,000
NBCUniversal Media LLC, 4.375%, due 04/01/21	160,000	176,563
5.150%, due 04/30/20	130,000	149,181
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32	25,000	34,299
PacifiCorp, 6.000%, due 01/15/39	95,000	120,010
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[2]	EUR 60,000	100,235
Philip Morris International, Inc., 2.125%, due 05/30/19	100,000	143,631
PNC Funding Corp., 2.700%, due 09/19/16	$ 75,000	77,884
PPL Capital Funding, Inc., 4.700%, due 06/01/43	50,000	51,281
QVC, Inc., 4.375%, due 03/15/23	25,000	25,395
Republic Services, Inc., 5.250%, due 11/15/21	175,000	199,406
Reynolds American, Inc., 6.750%, due 06/15/17	125,000	143,509
SABMiller Holdings, Inc., 1.875%, due 01/20/20[2]	EUR 100,000	141,847

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Sempra Energy, 6.000%, due 10/15/39	$ 85,000	$ 105,472
Southwestern Electric Power Co., 6.200%, due 03/15/40	115,000	143,984
SunTrust Banks, Inc., 1.350%, due 02/15/17	200,000	200,865
2.350%, due 11/01/18	65,000	65,831
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[1]	75,000	72,243
Thermo Fisher Scientific, Inc., 4.150%, due 02/01/24	20,000	20,915
5.300%, due 02/01/44	20,000	22,198
Time Warner Cable, Inc., 5.000%, due 02/01/20	210,000	235,328
Transocean, Inc., 6.800%, due 03/15/38	80,000	91,244
Travelers Cos., Inc., 4.600%, due 08/01/43	20,000	21,094
Union Pacific Corp., 4.750%, due 12/15/43	20,000	21,727
United Airlines Pass Through Trust, Series 2014-1, Class A,
4.000%, due 04/11/26	60,000	60,825
US Bancorp, 1.650%, due 05/15/17	105,000	106,603
Valero Energy Corp., 6.625%, due 06/15/37	100,000	124,253
Verizon Communications, Inc., 2.500%, due 09/15/16	160,000	164,919
2.550%, due 06/17/19	40,000	40,578
4.500%, due 09/15/20	85,000	93,499
6.550%, due 09/15/43	190,000	239,104
Viacom, Inc.,
2.500%, due 09/01/18	20,000	20,442
Virginia Electric and Power Co.,
Series A, 6.000%, due 05/15/37	55,000	69,648
Wachovia Corp.,
5.750%, due 02/01/18	255,000	291,923
Waste Management, Inc.,
6.125%, due 11/30/39	65,000	81,470
WEA Finance LLC,
5.750%, due 09/02/15[1]	40,000	43,256
WellPoint, Inc.,
5.100%, due 01/15/44	40,000	43,556
Williams Partners LP,
4.300%, due 03/04/24	30,000	31,287
WM Wrigley Jr Co.,
2.000%, due 10/20/17[1]	15,000	15,220
Xcel Energy, Inc.,
4.700%, due 05/15/20	40,000	44,683
4.800%, due 09/15/41	50,000	53,818
Yum! Brands, Inc.,
5.350%, due 11/01/43	90,000	98,579
Total United States corporate bonds		14,014,106
Total corporate bonds (cost $30,674,313)		32,402,637

	Face amount	Value
Supranational bonds: 1.10%
Asian Development Bank,
1.000%, due 12/15/15	GBP 50,000	$85,693
European Investment Bank,
3.000%, due 12/07/15	60,000	105,679
Inter-American
Development Bank,
0.625%, due 12/15/15	55,000	93,701
International Finance Corp.,
0.625%, due 12/15/15	50,000	85,204
Total supranational bonds (cost $340,892)		370,277
Total bonds (cost $31,015,205)		32,772,914

	Shares
Short-term investment: 1.36%
Investment company: 1.36%
UBS Cash Management Prime Relationship Fund[5] (cost $457,710)	457,710	457,710

	Number of contracts
Options purchased: 0.00%[6]
Options purchased on credit default swaps on credit indices: 0.00%[6,7]
Expiring 09/17/14. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 22 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: DB	400,000	476
Expiring 09/17/14. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 22 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: GSI	410,000	360

Total options purchased (cost $1,961)		836
Total investments: 98.86% (cost $31,474,876)		33,231,460
Cash and other assets, less liabilities: 1.14%		383,548
Net assets: 100.00%		$33,615,008

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,784,863
Gross unrealized depreciation	(28,279)

Net unrealized appreciation of investments	$1,756,584

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 52.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	7,355,000	USD	10,016,627	09/04/14	$(57,043)
JPMCB	AUD	175,000	USD	162,983	09/04/14	(1,263)
JPMCB	CAD	700,000	USD	643,533	09/04/14	(11,422)
JPMCB	EUR	60,000	USD	81,252	09/04/14	(926)
JPMCB	GBP	2,610,000	USD	4,374,326	09/04/14	(90,074)
JPMCB	USD	678,087	GBP	405,000	09/04/14	14,665
Net unrealized depreciation on forward foreign currency contracts						$(146,063)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 2 contracts (USD)	September 2014	$239,690	$238,922	$(768)
US Treasury futures sell contracts:
US Ultra Bond, 2 contracts (USD)	September 2014	(301,435)	(299,875)	1,560
10 Year US Treasury Notes, 2 contracts (USD)	September 2014	(251,279)	(250,344)	935
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 2 contracts (CAD)	September 2014	252,573	254,870	2,297
Euro-Bobl, 1 contract (EUR)	September 2014	174,371	175,449	1,078
Euro-Bund, 2 contracts (EUR)	September 2014	396,603	402,602	5,999
Interest rate futures sell contracts:
Long Gilt, 3 contracts (GBP)	September 2014	(563,967)	(564,351)	(384)
Net unrealized appreciation on futures contracts				$10,717

Credit default swaps on corporate issues—buy protection8

Counterparty	Referenced obligation[9]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CSFB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	275,000	03/20/19	1.000%	$10,292	$(10,250)	$42
JPMCB	Enel SpA, bond, 5.250%, due 06/20/17	EUR	120,000	03/20/19	1.000	(1,660)	(2,239)	(3,899)
						$8,632	$(12,489)	$(3,857)

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Credit default swaps on corporate issues—sell protection11

Counterparty	Referenced obligation[9]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[12]
CITI	Glencore International AG bond, 6.500%, 02/27/19	EUR	70,000	06/20/19	1.000%	$4,385	$(1,860)	$2,525	1.410%
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	115,000	06/20/19	1.000	1,674	600	2,274	0.930
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 03/24/17	EUR	85,000	09/20/19	5.000	(16,655)	14,142	(2,513)	2.530
						$(10,596)	$12,882	$2,286

Centrally cleared credit default swaps on credit indices—buy protection8

Referenced index[9]	Notional amount		Termination date	Payments made by the Fund[10]	Value	Unrealized depreciation
iTraxx Europe Crossover Series 21 Index	EUR	1,140,000	06/20/19	1.000%	$(29,201)	$(9,296)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$32,402,637	$—	$32,402,637
Supranational bonds	—	370,277	—	370,277
Short-term investment	—	457,710	—	457,710
Options purchased	—	836	—	836
Forward foreign currency contracts	—	14,665	—	14,665
Futures contracts	11,869	—		11,869
Swap agreements	—	14,742		14,742
Total	$11,869	$33,260,867	$—	$33,272,736

Liabilities
Forward foreign currency contracts	$—	$(160,728)	—	$(160,728)
Futures contracts	(1,152)	—	—	(1,152)
Swap agreements	—	(43,550)		(43,550)
Total	$(1,152)	$(204,278)	$—	$(205,430)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $2,691,419 or 8.01% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $7,679,240 or 22.84% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014 and changes periodically.
[4]	Perpetual bond security. The maturity date reflects the next call date.
[5]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$1,323,965	$2,009,257	$2,875,512	$457,710	$225

[6]	Amount represents less than 0.005%.
[7]	Illiquid investment as of June 30, 2014.
[8]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[9]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[10]	Payments made or received are based on the notional amount.
[11]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[12]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
52	See accompanying notes to financial statements.

UBS High Yield Relationship Fund

Portfolio performance

For the six months ended June 30, 2014, UBS High Yield Relationship Fund (the “Fund”) returned 5.41%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 5.55% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Although the Fund generated a positive return during the reporting period, it modestly lagged the Index. While security selection contributed to performance, this was offset by our sector positioning, as well as trading costs.

The Fund utilized total return swaps on a high yield index and options to more quickly and cost-effectively adjust its exposure to the high yield bond market. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategy.

Portfolio performance summary1

What worked

•	Security selection was the largest contributor to results during the reporting period. Security selection, overall, was positive for the Fund’s performance during the reporting period. The Fund’s holdings in the broadcasting and chemicals sectors were the most beneficial for results. Security selection in the gaming sector was also additive, albeit to a lesser extent.

•	Positioning in the gaming sector was positive for performance. Having an underweight to the gaming sector contributed to results, as the sector lagged the Index.

What didn’t work

•	Security selection in certain sectors was a drag on performance. The Fund’s holdings in the super retail, energy and diversified media sectors were the largest detractors during the reporting period.

•	Transaction costs were a drag on performance. Asset flows in and out of the Fund were elevated at times given periods of market volatility. As a result, transaction costs negatively impacted the Fund’s performance relative to the index.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS High Yield Relationship Fund

Average annual total returns for periods ended June 30, 2014 (unaudited)

	6 months	1 year	5 years	10 years
UBS High Yield Relationship Fund	5.41%	11.52%	12.53%	7.48%
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	5.55	11.70	13.75	8.81

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2014

Percentage of net assets
DISH DBS Corp., 7.875%, due 09/01/19	1.3%
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	1.1
Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.0
Pacific Drilling SA, 5.375%, due 06/01/20	1.0
First Data Corp., 12.625%, due 01/15/21	1.0
Barclays Bank PLC, 7.625%, due 11/21/22	0.8
Sprint Corp., 7.250%, due 09/15/21	0.8
Credit Suisse Group AG, 7.500%, due 12/11/23	0.8
VPI Escrow Corp., 6.375%, due 10/15/20	0.7
NRG Energy, Inc., 6.250%, due 07/15/22	0.7
Total	9.2%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Aerospace	0.59%
Air transportation	0.26
Automotive & auto parts distributors	2.58
Banks & thrifts	3.95
Broadcasting	1.00
Building materials	3.07
Cable TV	6.57
Capital goods	0.36
Chemicals	1.41
Consumer products	0.65
Containers	2.64
Diversified financial services	4.68
Diversified media	0.91
Electric utilities	2.53
Energy	16.80
Entertainment/film	0.36
Environmental	0.24
Food & drug retail	0.54
Food/beverage/tobacco	1.07
Gaming	1.83
Healthcare	7.28
Homebuilders/real estate	1.32
Hotel	0.11
Insurance	0.07
Leisure	0.40
Machinery	0.37
Metals/mining	1.30
Paper	0.74
Publishing/printing	0.94
Services	3.68
Steels	1.23
Super retail index	1.68
Technology	4.63
Telecommunications	9.16
Textile/apparel	0.12
Transportation excluding air/rail	0.77
Total corporate bonds	85.84%

Short-term investment	12.57
Options purchased	0.02
Total investments	98.43%

Cash and other assets, less liabilities	1.57
Net assets	100.00%

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds: 85.84%
Corporate bonds: 85.84%
Australia: 0.28%
FMG Resources August 2006 Pty Ltd.,
8.250%, due 11/01/19[1]	$1,300,000	$1,415,375

Bermuda: 0.26%
Teekay Offshore Partners LP / Teekay Offshore Finance Corp.,
6.000%, due 07/30/19	1,325,000	1,331,625

Canada: 1.42%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	383,350
7.750%, due 03/15/20[1]	261,000	294,969
Cascades, Inc.,
5.500%, due 07/15/22[1]	725,000	723,188
Cogeco Cable, Inc.,
4.875%, due 05/01/20[1]	1,250,000	1,265,625
Kodiak Oil & Gas Corp.,
5.500%, due 02/01/22	1,350,000	1,400,625
NOVA Chemicals Corp.,
5.250%, due 08/01/23[1]	1,200,000	1,311,000
Precision Drilling Corp.,
5.250%, due 11/15/24[1]	475,000	477,375
Ultra Petroleum Corp.,
5.750%, due 12/15/18[1]	1,300,000	1,365,000

Total Canada corporate bonds		7,221,132

Cayman Islands: 0.66%
Offshore Group Investment Ltd.,
7.500%, due 11/01/19	2,400,000	2,538,000
Wynn Macau Ltd.,
5.250%, due 10/15/21[1]	800,000	822,000

Total Cayman Islands corporate bonds		3,360,000

Croatia: 0.50%
Agrokor DD,
8.875%, due 02/01/20[1]	2,275,000	2,551,526
France: 1.87%
Credit Agricole SA,
7.875%, due 01/23/24[1,2,3]	2,700,000	2,949,750
Numericable Group SA,
4.875%, due 05/15/19[1]	1,400,000	1,436,750
6.000%, due 05/15/22[1]	400,000	416,000
6.250%, due 05/15/24[1]	2,150,000	2,244,062
Societe Generale SA,
7.875%, due 12/18/23[1,2,3]	1,300,000	1,386,125
SPCM SA,
6.000%, due 01/15/22[1]	1,025,000	1,094,188

Total France corporate bonds		9,526,875

	Face amount	Value
Germany: 0.51%
Unitymedia Hessen GmbH & Co. KG,
5.500%, due 01/15/23[1]	$2,525,000	$2,613,375

Greece: 0.24%
FAGE Dairy Industry SA,
9.875%, due 02/01/20[1]	1,150,000	1,230,500

Ireland: 1.18%
Ardagh Packaging Finance PLC,
6.250%, due 01/31/19[1]	600,000	615,000
6.750%, due 01/31/21[1]	400,000	413,000
Grifols Worldwide Operations Ltd.,
5.250%, due 04/01/22[1]	1,400,000	1,452,500
Nara Cable Funding Ltd.,
8.875%, due 12/01/18[1]	1,600,000	1,708,000
Ono Finance II PLC,
10.875%, due 07/15/19[1]	1,125,000	1,229,063
Smurfit Kappa Acquisitions,
4.875%, due 09/15/18[1]	550,000	578,875

Total Ireland corporate bonds		5,996,438

Italy: 0.40%
Enel SpA,
8.750%, due 09/24/73[1,2]	875,000	1,030,313
Telecom Italia SpA,
5.303%, due 05/30/24[1]	1,000,000	1,003,750

Total Italy corporate bonds		2,034,063

Luxembourg: 5.26%
Altice SA,
7.750%, due 05/15/22[1]	2,650,000	2,828,875
ArcelorMittal,
6.750%, due 02/25/22	775,000	868,000
7.250%, due 03/01/41	1,800,000	1,912,500
7.500%, due 10/15/39	1,900,000	2,090,000
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	1,475,000	1,596,687
INEOS Group Holdings SA,
6.125%, due 08/15/18[1]	2,725,000	2,820,375
Intelsat Jackson Holdings SA,
5.500%, due 08/01/23	1,275,000	1,268,625
7.250%, due 10/15/20	2,550,000	2,747,625
7.500%, due 04/01/21	800,000	876,000
Intelsat Luxembourg SA,
7.750%, due 06/01/21	2,350,000	2,488,063
Pacific Drilling SA,
5.375%, due 06/01/20[1]	5,225,000	5,120,500
Wind Acquisition Finance SA,
4.750%, due 07/15/20[1]	500,000	503,750
6.500%, due 04/30/20[1]	225,000	243,844
7.375%, due 04/23/21[1]	1,350,000	1,441,125

Total Luxembourg corporate bonds		26,805,969

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Mexico: 0.51%
Cemex SAB de CV,
5.875%, due 03/25/19[1]	$1,250,000	$1,306,250
7.250%, due 01/15/21[1]	1,200,000	1,317,000

Total Mexico corporate bonds		2,623,250

Netherlands: 1.18%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]	425,000	570,953
NXP BV / NXP Funding LLC,
5.750%, due 02/15/21[1]	2,300,000	2,417,875
Schaeffler Holding Finance BV,
6.875%, due 08/15/18[1,4]	2,450,000	2,581,688
VTR Finance BV,
6.875%, due 01/15/24[1]	425,000	456,339

Total Netherlands corporate bonds		6,026,855

Singapore: 0.31%
Flextronics International Ltd., 5.000%, due 02/15/23	1,550,000	1,602,197

Spain: 0.18%
Abengoa Finance SAU, 7.750%, due 02/01/20[1]	850,000	946,687

Switzerland: 1.09%
Credit Suisse Group AG, 6.250%, due 12/18/24[1,2,3]	1,400,000	1,405,320
7.500%, due 12/11/23[1,2,3]	3,750,000	4,150,875

Total Switzerland corporate bonds		5,556,195

United Kingdom: 1.95%
Algeco Scotsman Global Finance PLC, 10.750%, due 10/15/19[1]	775,000	798,250
Barclays Bank PLC, 7.625%, due 11/21/22	3,700,000	4,223,550
Lloyds Banking Group PLC, 6.413%, due 10/01/35[1,2,3]	2,200,000	2,431,000
7.500%, due 06/27/24[2,3]	1,325,000	1,409,800
Royal Bank of Scotland Group PLC, 6.125%, due 12/15/22	975,000	1,066,391

Total United Kingdom corporate bonds		9,928,991

United States: 68.04%
Activision Blizzard, Inc., 5.625%, due 09/15/21[1]	450,000	484,875
ADT Corp., 6.250%, due 10/15/21	1,675,000	1,775,500
Advanced Micro Devices, Inc., 6.750%, due 03/01/19[1]	1,350,000	1,439,437
AES Corp., 8.000%, due 06/01/20	2,100,000	2,525,250

	Face amount	Value
Ally Financial, Inc., 8.000%, due 03/15/20	$2,590,000	$3,146,850
8.000%, due 11/01/31	500,000	638,750
Alta Mesa Holdings, 9.625%, due 10/15/18	3,150,000	3,307,500
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	2,370,000	2,595,150
American Builders & Contractors Supply Co., Inc., 5.625%, due 04/15/21[1]	1,250,000	1,293,750
Antero Resources Finance Corp., 5.375%, due 11/01/21	2,500,000	2,593,750
6.000%, due 12/01/20	1,125,000	1,206,562
Aramark Services, Inc., 5.750%, due 03/15/20	1,200,000	1,269,000
Arch Coal, Inc., 7.250%, due 06/15/21	1,200,000	876,000
9.875%, due 06/15/19	575,000	490,187
Athlon Holdings LP / Athlon Finance Corp., 6.000%, due 05/01/22[1]	1,225,000	1,267,875
Atlas Pipeline Partners LP, 5.875%, due 08/01/23	2,658,000	2,704,515
Avaya, Inc., 7.000%, due 04/01/19[1]	1,275,000	1,275,000
Avis Budget Car Rental LLC, 5.500%, due 04/01/23	1,325,000	1,354,812
Belden, Inc., 5.250%, due 07/15/24[1]	1,000,000	1,007,500
Biomet, Inc., 6.500%, due 08/01/20	1,900,000	2,047,250
BlueLine Rental Finance Corp., 7.000%, due 02/01/19[1]	550,000	587,125
BMC Software Finance, Inc., 8.125%, due 07/15/21[1]	1,175,000	1,208,781
Boise Cascade Co., 6.375%, due 11/01/20	1,775,000	1,908,125
BreitBurn Energy Partners LP, 7.875%, due 04/15/22	1,281,000	1,386,682
Brunswick Corp., 4.625%, due 05/15/21[1]	250,000	249,375
Builders FirstSource, Inc., 7.625%, due 06/01/21[1]	1,225,000	1,310,750
Building Materials Corp of America, 6.750%, due 05/01/21[1]	750,000	808,125
Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19	1,050,000	1,145,812
Burlington Holdings LLC, 9.000%, due 02/15/18[1,4]	189,000	193,729
Cablevision Systems Corp., 5.875%, due 09/15/22	625,000	636,719
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17	1,300,000	1,189,500

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Caesars Entertainment Resort Properties LLC, 8.000%, due 10/01/20[1]	$525,000	$548,625
Calpine Corp., 6.000%, due 01/15/22[1]	2,550,000	2,747,625
Calumet Specialty Products Partners LP, 6.500%, due 04/15/21[1]	1,150,000	1,173,000
7.625%, due 01/15/22	1,225,000	1,316,875
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	550,000	640,750
CB Richard Ellis Services, Inc., 5.000%, due 03/15/23	575,000	580,750
CCO Holdings LLC, 6.500%, due 04/30/21	3,475,000	3,700,875
6.625%, due 01/31/22	1,150,000	1,236,250
8.125%, due 04/30/20	1,375,000	1,488,437
CDW LLC, 8.500%, due 04/01/19	365,000	395,112
Celanese US Holdings LLC, 4.625%, due 11/15/22	175,000	175,875
5.875%, due 06/15/21	1,090,000	1,201,725
CenturyLink, Inc., Series S, 6.450%, due 06/15/21	1,475,000	1,600,375
Series W, 6.750%, due 12/01/23	1,300,000	1,420,250
Series P, 7.600%, due 09/15/39	275,000	276,031
Cequel Communications Holdings I LLC, 5.125%, due 12/15/21[1]	1,275,000	1,270,219
Ceridian LLC /Comdata, Inc., 8.125%, due 11/15/17[1]	825,000	833,250
Chaparral Energy, Inc., 7.625%, due 11/15/22	2,500,000	2,700,000
Chesapeake Energy Corp., 6.625%, due 08/15/20	1,475,000	1,696,250
Chesapeake Oilfield Operating LLC, 6.625%, due 11/15/19	780,000	838,500
Chrysler Group LLC, 8.000%, due 06/15/19	615,000	668,044
8.250%, due 06/15/21	1,225,000	1,384,250
Cinemark USA, Inc., 4.875%, due 06/01/23	1,350,000	1,346,625
CIT Group, Inc., 5.000%, due 08/15/22	1,250,000	1,293,750
5.500%, due 02/15/19[1]	2,555,000	2,768,981
Claire’s Stores, Inc., 8.875%, due 03/15/19	400,000	348,000
9.000%, due 03/15/19[1]	525,000	546,656
Clean Harbors, Inc., 5.250%, due 08/01/20	1,200,000	1,237,500

	Face amount	Value
Clear Channel Communications, Inc., 9.000%, due 12/15/19	$1,325,000	$1,412,781
14.000%, due 02/01/21[4]	1,466,182	1,510,168
Clearwater Paper Corp., 4.500%, due 02/01/23	75,000	72,750
7.125%, due 11/01/18	185,000	194,250
Commercial Metals Co., 4.875%, due 05/15/23	550,000	536,250
Community Health Systems, Inc., 5.125%, due 08/01/21[1]	700,000	717,500
6.875%, due 02/01/22[1]	1,400,000	1,484,000
7.125%, due 07/15/20	1,900,000	2,056,750
Constellation Brands, Inc., 7.250%, due 05/15/17	355,000	406,919
Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, due 04/29/18	1,225,000	1,310,750
Crestwood Midstream Partners LP, 6.125%, due 03/01/22[1]	1,500,000	1,578,750
Crown Americas LLC, 4.500%, due 01/15/23	1,325,000	1,290,550
CST Brands, Inc., 5.000%, due 05/01/23	125,000	125,000
DaVita HealthCare Partners, Inc., 5.125%, due 07/15/24	1,175,000	1,182,344
Denbury Resources, Inc., 5.500%, due 05/01/22	1,725,000	1,763,812
DISH DBS Corp., 7.875%, due 09/01/19	5,560,000	6,602,500
DR Horton, Inc., 4.375%, due 09/15/22	650,000	644,312
El Paso LLC, 7.750%, due 01/15/32	1,140,000	1,248,300
7.800%, due 08/01/31	475,000	515,375
Endo Finance LLC & Endo Finco, Inc., 5.375%, due 01/15/23[1]	825,000	823,969
7.000%, due 12/15/20[1]	1,550,000	1,658,500
7.250%, due 01/15/22[1]	900,000	972,000
Envision Healthcare Corp., 5.125%, due 07/01/22[1]	1,000,000	1,008,750
EP Energy LLC, 9.375%, due 05/01/20	2,175,000	2,490,375
Epicor Software Corp., 8.625%, due 05/01/19	2,070,000	2,227,837
Equinix, Inc., 5.375%, due 04/01/23	2,100,000	2,147,250
7.000%, due 07/15/21	1,150,000	1,270,750
ExamWorks Group, Inc., 9.000%, due 07/15/19	2,695,000	2,964,500
Felcor Lodging LP, 6.750%, due 06/01/19	550,000	585,062

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
First Data Corp., 10.625%, due 06/15/21	$1,725,000	$2,009,625
12.625%, due 01/15/21	4,050,000	4,986,562
FirstEnergy Corp., Series C, 7.375%, due 11/15/31	2,425,000	2,865,964
Forest Laboratories, Inc.,
5.000%, due 12/15/21[1]	525,000	575,326
Freescale Semiconductor, Inc., 10.750%, due 08/01/20	1,082,000	1,222,660
Frontier Communications Corp., 8.500%, due 04/15/20	2,920,000	3,445,600
9.000%, due 08/15/31	1,585,000	1,707,837
9.250%, due 07/01/21	900,000	1,077,750
FTI Consulting, Inc., 6.750%, due 10/01/20	675,000	720,562
Gannett Co., Inc., 5.125%, due 07/15/20[1]	875,000	897,969
6.375%, due 10/15/23[1]	1,300,000	1,387,750
General Motors Co., 6.250%, due 10/02/43[1]	1,550,000	1,778,625
General Motors Financial Co., Inc., 4.750%, due 08/15/17	475,000	505,281
Geo Group, Inc., 5.125%, due 04/01/23	300,000	300,000
GLP Capital LP, 4.875%, due 11/01/20[1]	2,100,000	2,163,000
Goodyear Tire & Rubber Co., 6.500%, due 03/01/21	1,950,000	2,115,750
8.250%, due 08/15/20	550,000	603,625
Graphic Packaging International, Inc., 4.750%, due 04/15/21	2,550,000	2,601,000
Halcon Resources Corp., 9.750%, due 07/15/20	2,225,000	2,428,031
HCA, Inc.,
3.750%, due 03/15/19	775,000	781,781
5.000%, due 03/15/24	675,000	684,328
5.875%, due 03/15/22	300,000	325,125
7.500%, due 02/15/22	950,000	1,096,063
7.750%, due 05/15/21	375,000	411,094
Hecla Mining Co., 6.875%, due 05/01/21	2,575,000	2,555,687
Hertz Corp., 5.875%, due 10/15/20	600,000	627,000
Hiland Partners LP, 7.250%, due 10/01/20[1]	2,825,000	3,079,250
Hilcorp Energy I LP / Hilcorp Finance Co., 5.000%, due 12/01/24[1]	400,000	400,000
Hilcorp Finance Co., 7.625%, due 04/15/21[1]	1,095,000	1,196,287
Hologic, Inc., 6.250%, due 08/01/20	1,050,000	1,107,750
Huntington Ingalls Industries, Inc., 7.125%, due 03/15/21	1,625,000	1,775,312

	Face amount	Value
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
5.875%, due 02/01/22	$575,000	$602,312
6.000%, due 08/01/20	1,775,000	1,901,469
IMS Health, Inc., 6.000%, due 11/01/20[1]	825,000	866,250
Infor US, Inc.,
9.375%, due 04/01/19	1,175,000	1,308,656
11.500%, due 07/15/18	350,000	397,688
Interactive Data Corp., 5.875%, due 04/15/19[1]	1,125,000	1,136,250
International Lease Finance Corp.,
5.875%, due 04/01/19	975,000	1,072,500
5.875%, due 08/15/22	950,000	1,037,875
7.125%, due 09/01/18[1]	1,475,000	1,711,000
Jefferies Finance LLC,
6.875%, due 04/15/22[1]	700,000	707,000
7.375%, due 04/01/20[1]	1,750,000	1,837,500
K Hovnanian Enterprises, Inc., 7.250%, due 10/15/20[1]	1,700,000	1,844,500
KB Home, 7.250%, due 06/15/18	1,025,000	1,153,125
Key Energy Services, Inc., 6.750%, due 03/01/21	1,790,000	1,861,600
Lamar Media Corp., 5.375%, due 01/15/24[1]	625,000	646,875
Lear Corp., 4.750%, due 01/15/23	350,000	348,250
Legacy Reserves LP,
6.625%, due 12/01/21	400,000	406,000
8.000%, due 12/01/20	500,000	537,500
Level 3 Communications, Inc., 11.875%, due 02/01/19	805,000	893,550
Level 3 Financing, Inc., 6.125%, due 01/15/21[1]	1,750,000	1,874,687
Liberty Mutual Group, Inc., 7.800%, due 03/15/37[1]	315,000	371,700
Linn Energy LLC, 8.625%, due 04/15/20	2,730,000	2,948,400
LKQ Corp., 4.750%, due 05/15/23	575,000	566,950
Manitowoc Co., Inc., 8.500%, due 11/01/20	1,115,000	1,243,225
Masco Corp., 7.125%, due 03/15/20	1,675,000	1,971,006
McClatchy Co., 9.000%, due 12/15/22	2,225,000	2,539,281
MedAssets, Inc., 8.000%, due 11/15/18	600,000	634,500
Memorial Production Partners LP, 7.625%, due 05/01/21	1,600,000	1,674,000
Memorial Resource Development LLC, 10.000%, due 12/15/18[1,4]	1,475,000	1,508,954
Mercer International, Inc., 9.500%, due 12/01/17	300,000	320,250

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
MGM Resorts International, 8.625%, due 02/01/19	$1,300,000	$1,548,625
Michaels FinCo Holdings LLC, 7.500%, due 08/01/18[1,4]	550,000	561,687
Michaels Stores, Inc., 5.875%, due 12/15/20[1]	1,350,000	1,380,375
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	4,775,000	5,419,625
MPH Acquisition Holdings LLC, 6.625%, due 04/01/22[1]	1,500,000	1,571,250
Murray Energy Corp., 8.625%, due 06/15/21[1]	325,000	351,813
Mustang Merger Corp., 8.500%, due 08/15/21[1]	1,725,000	1,880,250
Navient Corp.,
5.500%, due 01/15/19	1,375,000	1,460,938
8.000%, due 03/25/20	2,700,000	3,121,875
8.450%, due 06/15/18	1,050,000	1,241,625
Navios Maritime Acquisition Corp., 8.125%, due 11/15/21[1]	1,250,000	1,306,250
Navios Maritime Holdings, Inc., 7.375%, due 01/15/22[1]	1,250,000	1,287,500
NCR Corp.,
5.875%, due 12/15/21[1]	1,225,000	1,292,375
6.375%, due 12/15/23[1]	325,000	352,625
Nielsen Finance LLC, 7.750%, due 10/15/18	333,000	352,148
NRG Energy, Inc., 6.250%, due 07/15/22[1]	3,500,000	3,727,500
Oasis Petroleum, Inc.,
6.500%, due 11/01/21	1,225,000	1,316,875
6.875%, due 03/15/22[1]	2,250,000	2,452,500
Owens-Illinois, Inc., 7.800%, due 05/15/18	1,075,000	1,255,063
PAETEC Holding Corp., 9.875%, due 12/01/18	990,000	1,066,725
Par Pharmaceutical Cos., Inc., 7.375%, due 10/15/20	800,000	860,000
Party City Holdings, Inc., 8.875%, due 08/01/20	2,275,000	2,519,563
PC Nextco Holdings LLC, 8.750%, due 08/15/19[1,4]	325,000	331,906
Penn Virginia Resource Partners LP, 8.375%, due 06/01/20	1,358,000	1,536,238
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	415,000	445,606
Petco Holdings, Inc., 8.500%, due 10/15/17[1,4]	950,000	973,750
PVR Partners LP, 6.500%, due 05/15/21	1,700,000	1,853,000
Quicksilver Resources, Inc., 7.125%, due 04/01/16	875,000	780,938

	Face amount	Value
RBS Capital Trust II, 6.425%, due 01/03/34[2,3]	$1,000,000	$1,070,000
Realogy Group LLC, 7.875%, due 02/15/19[1]	350,000	374,500
Regency Energy Partners LP, 6.500%, due 07/15/21	2,325,000	2,534,250
Revlon Consumer Products Corp., 5.750%, due 02/15/21	1,775,000	1,823,813
Reynolds Group Issuer, Inc.,
5.750%, due 10/15/20	800,000	844,000
7.875%, due 08/15/19	925,000	1,007,094
9.875%, due 08/15/19	585,000	647,887
Rice Energy, Inc., 6.250%, due 05/01/22[1]	1,225,000	1,255,625
Rite Aid Corp., 9.250%, due 03/15/20	1,100,000	1,254,000
Roundy’s Supermarkets, Inc., 10.250%, due 12/15/20[1]	1,400,000	1,478,750
Royal Caribbean Cruises Ltd.,
5.250%, due 11/15/22	1,475,000	1,548,750
7.250%, due 06/15/16	250,000	275,625
RR Donnelley & Sons Co.,
6.000%, due 04/01/24	925,000	934,250
7.875%, due 03/15/21	1,125,000	1,293,750
Sabine Pass Liquefaction LLC,
5.625%, due 02/01/21	4,925,000	5,208,188
6.250%, due 03/15/22[1]	2,150,000	2,338,125
Samson Investment Co., 10.750%, due 02/15/20[1]	1,175,000	1,238,156
SandRidge Energy, Inc., 8.750%, due 01/15/20	1,150,000	1,236,250
SBA Telecommunications, Inc., 5.750%, due 07/15/20	325,000	344,500
Sealed Air Corp.,
5.250%, due 04/01/23[1]	1,325,000	1,344,875
8.375%, due 09/15/21[1]	1,380,000	1,580,100
Service Corp. International, 5.375%, due 05/15/24[1]	1,375,000	1,405,938
ServiceMaster Co.,
7.000%, due 08/15/20	750,000	797,813
8.000%, due 02/15/20	2,200,000	2,370,500
SESI LLC, 7.125%, due 12/15/21	1,100,000	1,240,250
Seventy Seven Energy, Inc., 6.500%, due 07/15/22[1]	1,100,000	1,127,500
Shingle Springs Tribal Gaming Authority., 9.750%, due 09/01/21[1]	1,050,000	1,186,500
Sirius XM Radio, Inc.,
4.250%, due 05/15/20[1]	250,000	246,563
4.625%, due 05/15/23[1]	400,000	383,000
5.750%, due 08/01/21[1]	400,000	420,000
5.875%, due 10/01/20[1]	1,050,000	1,110,375
Spectrum Brands, Inc.,
6.375%, due 11/15/20	1,025,000	1,101,875
6.625%, due 11/15/22	150,000	162,375

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Speedway Motorsports, Inc., 6.750%, due 02/01/19	$225,000	$238,500
Springleaf Finance Corp., 6.900%, due 12/15/17	1,205,000	1,337,550
Sprint Capital Corp.,
6.900%, due 05/01/19	2,275,000	2,508,188
8.750%, due 03/15/32	1,850,000	2,136,750
Sprint Communications, Inc.,
7.000%, due 03/01/20[1]	1,350,000	1,552,500
9.000%, due 11/15/18[1]	2,050,000	2,485,625
Sprint Corp.,
7.125%, due 06/15/24[1]	650,000	689,000
7.250%, due 09/15/21[1]	3,775,000	4,161,938
7.875%, due 09/15/23[1]	800,000	890,000
SPX Corp., 6.875%, due 09/01/17	725,000	815,625
SquareTwo Financial Corp., 11.625%, due 04/01/17	1,270,000	1,225,550
Standard Pacific Corp.,
8.375%, due 01/15/21	1,040,000	1,232,400
10.750%, due 09/15/16	750,000	887,813
Steel Dynamics, Inc., 5.250%, due 04/15/23	850,000	879,750
Sugarhouse HSP Gaming Prop Mezz LP, 6.375%, due 06/01/21[1]	1,740,000	1,705,200
Summit Materials LLC / Summit Materials Finance Corp., 10.500%, due 01/31/20	1,375,000	1,543,438
Tenet Healthcare Corp.,
4.375%, due 10/01/21	450,000	447,188
6.000%, due 10/01/20	3,075,000	3,336,375
8.125%, due 04/01/22	750,000	868,125
Tesoro Logistics LP, 5.875%, due 10/01/20	1,300,000	1,371,500
T-Mobile USA, Inc., 6.625%, due 04/01/23	1,575,000	1,708,875
TMS International Corp., 7.625%, due 10/15/21[1]	2,325,000	2,481,938
TransDigm, Inc., 6.000%, due 07/15/22[1]	550,000	565,125
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1],[5]	245,000	142,100
United Rentals North America, Inc.,
6.125%, due 06/15/23	1,250,000	1,340,625
UR Merger Sub Corp.,
8.250%, due 02/01/2[1]	1,075,000	1,195,938
USG Corp.,
5.875%, due 11/01/21[1]	2,525,000	2,676,500
Valeant Pharmaceuticals International,
7.000%, due 10/01/20[1]	1,000,000	1,062,500
Virgin Media Finance PLC,
6.375%, due 04/15/23[1]	1,225,000	1,329,125
VPI Escrow Corp.,
6.375%, due 10/15/20[1]	3,525,000	3,745,313

	Face amount	Value
Vulcan Materials Co.,
7.500%, due 06/15/21	$1,530,000	$1,811,138
WESCO Distribution, Inc.,
5.375%, due 12/15/21[1]	1,575,000	1,610,438
West Corp.,
7.875%, due 01/15/19	1,032,000	1,095,210
Westmoreland Coal Co. / Westmoreland Partners,
10.750%, due 02/01/18[1]	850,000	912,688
WideOpenWest Finance LLC,
10.250%, due 07/15/19	2,700,000	3,034,125
William Carter Co.,
5.250%, due 08/15/21[1]	600,000	625,500
Windstream Corp.,
7.750%, due 10/01/21	2,600,000	2,840,500
WMG Acquisition Corp.,
5.625%, due 04/15/22[1]	25,000	25,156
6.000%, due 01/15/21[1]	1,285,000	1,326,763
Zions Bancorporation,
5.500%, due 11/16/15	30,000	31,216

Total United States corporate bonds		346,823,907
Total corporate bonds (cost $421,647,945)		437,594,960

	Shares
Short-term investment: 12.57%
Investment company: 12.57%
UBS Cash Management Prime Relationship Fund[6] (cost $64,054,171)	64,054,171	64,054,171

	Notional Amount
Options purchased: 0.02%
Options purchased on credit default swaps on credit indicies: 0.02%[5]
Expiring 09/17/14. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.HY Series 22 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. counterparty: JPMCB (cost $87,516)	$26,000,000	$95,629
Total investments: 98.43% (cost $485,789,632)		501,744,760
Cash and other assets, less liabilities—1.57%		7,998,126
Net assets — 100.00%		$509,742,886

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,926,425
Gross unrealized depreciation	(971,297)

Net unrealized appreciation of investments	$15,955,128

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 63.

Total return swap agreements5

Counterparty	Notional amount		Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]		Upfront payments	Value	Unrealized depreciation
MLI	USD	30,000,000	12/29/14	3 month USD LIBOR	—	[8]	$—	$(12,641)	$(12,641)
JPMCB	USD	5,000,000	09/25/14	3 month USD LIBOR	—	[8]	—	(3,120)	(3,120)
							$—	$(15,761)	$(15,761)

Options written

Options written on credit default swaps on credit indices[5]	Expiration date	Premiums received	Value
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. counterparty: JPMCB, Notional Amount USD 26,000,000	September 2014	$301,158	$(215,441)

Written swaptions activity for the period ended June 30, 2014 was as follows:

Premiums received
Swaptions outstanding at December 31, 2013	$—
Swaptions written	1,440,408
Swaptions terminated in closing purchase transactions	(1,139,250)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2014	$301,158

UBS High Yield Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$437,594,960	$—	$437,594,960
Short-term investment	—	64,054,171	—	64,054,171
Options purchased	—	95,629	—	95,629
Total	$—	$501,744,760	$—	$501,744,760

Liabilities
Options written	$—	$(215,441)	$—	$(215,441)
Swap agreements	—	(15,761)	—	(15,761)
Total	$—	$(231,202)	$—	$(231,202)

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $179,581,925 or 35.23% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[5]	Illiquid investment as of June 30, 2014.
[6]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$28,623,235	$155,002,815	$119,571,879	$64,054,171	$35,964

[7]	Payments made or received are based on the notional amount.
[8]	Payments are based on the performance of the underlying iBoxx USD Liquid High Yield Index.

See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio Performance

For the six months ended June 30, 2014, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 2.16%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) gained 9.10%, and the Emerging Markets Debt Benchmark Index (the “Index”) rose 7.56%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios. Therefore, it is not managed relative to a benchmark. After a weak start, the emerging markets debt asset class rallied sharply and generated strong results during the reporting period as a whole. The asset class declined in January 2014 due to concerns about decelerating global growth and several geopolitical issues. The asset class then moved sharply higher over the last five months of the reporting period as investor demand was largely robust and US interest rates generally declined. The Fund generated positive absolute returns, although its gain was not as robust as the EMBI Global or the Index.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments, including currency forwards and swaps, were utilized to manage the Fund’s currency exposure. Overall, the Fund’s currency allocations detracted from its absolute performance. The Fund also utilized interest rate derivatives, including futures and interest rate swaps, to adjust its duration and yield curve positioning. In aggregate, the Fund’s duration and yield curve positioning detracted from results. Total return swaps and credit-linked notes were used to a limited extent to express our views regarding specific country exposures, as well as for hedging purposes. Overall, country allocation in local debt was negative for performance during the reporting period. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked

•	Exposure to a number of countries contributed to performance. In particular, our exposures to US dollar-denominated debt from Venezuela, Belarus and Gabon were positive for performance, as they benefited from the declining rate environment in the US.

•	The Fund’s allocation to Brazilian local debt was additive to performance. After a period of weak results, Brazilian local debt performed well, as yields declined along with US Treasuries.

•	Exposure to the Indian rupee was rewarded. Investor sentiment for the currency improved following the results of India’s general election in May 2014.

What didn’t work

•	The Fund’s lower duration bias was not rewarded as US interest rates declined during the reporting period. Although declining yields aided the Fund’s overall performance, its lower yield sensitivity tempered the Fund’s gains.

•	A lack of exposure to Argentinian US dollar-denominated debt was negative for performance. We moved from an overweight to an underweight position in late 2013/early 2014, given our concerns regarding the fundamentals and political backdrop in Argentina. After generating weak results during the first part of the reporting period, the Fund’s lack of exposure was not rewarded, as its US dollar-denominated debt rallied as the period progressed.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Opportunistic Emerging Markets Debt Relationship Fund

•	A lack of exposure to Mexican US dollar-denominated debt and Turkish local debt were negatives for the Fund. These positions were not rewarded, as they both generated strong results during the reporting period.

•	A lack of exposures to certain Eastern European countries detracted from performance. The Fund did not hold any positions in Hungarian or Polish local debt. This hurt results as they rallied, partially driven by aggressive actions by the European Central Bank to stimulate growth.

•	A position in Russian debt detracted from results. Although we continue to have a favorable view of the country’s debt overall, and it rallied later in the reporting period, it was not enough to offset losses following Russia’s actions in Ukraine. Given the recent implementation of sanctions against Russia, our future investments in the country may be more constrained if the magnitude and range of sanctions increase.

•	Allocations in Ghanaian local debt were negative for performance as bonds sold off and the currency weakened.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended June 30, 2014 (unaudited)

	6 months	1 year	5 years	Inception¹
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.16%	3.05%	9.36%	8.66%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	9.10	11.05	10.43	8.76
Emerging Markets Debt Benchmark Index[3]	7.56	7.46	8.98	8.50

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from Fund’s inception to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings

(unaudited)

As of June 30, 2014

Percentage of net assets
Republic of Belarus, 8.750%, due 08/03/15	6.8%
Republic of Venezuela, 8.250%, due 10/13/24	5.5
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45	5.2
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21	4.0
Banco Nacional de Costa Rica, 4.875%, due 11/01/18	3.7
National Savings Bank, 8.875%, due 09/18/18	3.5
Nak Naftogaz Ukraine, 9.500%, due 09/30/14	3.3
Federative Republic of Brazil, 6.000%, due 08/15/50	2.9
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20	2.8
Petroleos de Venezuela SA 5.250%, due 04/12/17	2.6
Total	40.3%

Country exposure by issuer, top five

(unaudited)

As of June 30, 2014

Percentage of net assets
Brazil	14.3%
Russia	11.3
Venezuela	10.8
Turkey	6.8
Belarus	6.8
Total	50.0%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Banks	16.84%
Building products	0.25
Capital markets	2.09
Chemicals	1.15
Diversified financial services	5.44
Electric utilities	4.78
Food & staples retailing	0.55
Metals & mining	2.63
Oil, gas & consumable fuels	14.18
Road & rail	2.15
Total corporate bonds	50.06%

Non-US government obligations	44.06
Structured note	0.93
Total bonds	95.05%

Short-term investment	3.27
Total investments	98.32%

Cash and other assets, less liabilities	1.68
Net assets	100.00%

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds: 95.05%
Corporate bonds: 50.06%
Brazil: 6.26%
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]	$ 1,600,000	$ 1,641,408
Petrobras International Finance Co., 6.750%, due 01/27/41	900,000	926,730

Total Brazil corporate bonds		2,568,138

China: 0.74%
China Lesso Group Holdings Ltd., 7.875%, due 05/13/16[1]	99,567	102,803
China Oriental Group Co., Ltd., 8.000%, due 08/18/15[1]	200,000	199,250

Total China corporate bonds		302,053

Costa Rica: 3.72%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[2]	1,500,000	1,526,250

Croatia: 0.55%
Agrokor DD, 8.875%, due 02/01/20[2]	200,000	224,310

Czech Republic: 0.38%
EP Energy AS, 5.875%, due 11/01/19[2]	EUR 100,000	154,980

Georgia: 0.69%
Georgian Railway JSC,
7.750%, due 07/11/22[1]	$ 250,000	281,875

Hungary: 2.62%
Magyar Export-Import Bank RT, 5.500%, due 02/12/18[1]	800,000	855,424
MFB Magyar Fejlesztesi Bank Zrt, 6.250%, due 10/21/20[1]	200,000	221,910

Total Hungary corporate bonds		1,077,334

Indonesia: 2.92%
Pertamina Persero PT, 6.000%, due 05/03/42[1]	700,000	651,000
6.450%, due 05/30/44[2]	550,000	545,875

Total Indonesia corporate bonds		1,196,875

Kazakhstan: 3.60%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[1]	550,000	600,875
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO, 6.250%, due 05/20/15[1]	850,000	876,563

Total Kazakhstan corporate bonds		1,477,438

	Face amount	Value
Morocco: 1.15%
OCP SA, 5.625%, due 04/25/24[2]	$ 450,000	$ 470,250

Russia: 9.43%
Bank of Moscow Capital PL, 6.699%, due 03/11/15[1]	300,000	306,750
RSHB Capital SA for OJSC Russian Agricultural Bank,
5.100%, due 07/25/18[1]	550,000	554,125
7.750%, due 05/29/18[1]	550,000	603,625
VEB Finance Ltd.,
6.800%, due 11/22/25[1]	600,000	637,500
6.902%, due 07/09/20[1]	200,000	216,500
VTB Capital SA,
6.000%, due 04/12/17[1]	600,000	632,250
6.950%, due 10/17/22[1]	900,000	916,875

Total Russia corporate bonds		3,867,625

South Africa: 0.78%
Eskom Holdings SOC Ltd., 6.750%, due 08/06/23[1]	300,000	319,875

Sri Lanka: 3.47%
National Savings Bank, 8.875%, due 09/18/18[1]	1,250,000	1,421,875

Turkey: 5.13%
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[1]	1,200,000	1,134,000
Turkiye Vakiflar Bankasi Tao, 5.000%, due 10/31/18[1]	950,000	968,876

Total Turkey corporate bonds		2,102,876

Ukraine: 3.32%
Nak Naftogaz Ukraine, 9.500%, due 09/30/14	1,400,000	1,363,250

Venezuela: 5.30%
Petroleos de Venezuela SA,
5.250%, due 04/12/17[1]	1,250,000	1,053,450
8.500%, due 11/02/17[1]	850,000	784,253
9.000%, due 11/17/21[1]	400,000	336,000

Total Venezuela corporate bonds		2,173,703
Total corporate bonds (cost $20,009,556)		20,528,707

Non-US government obligations: 44.06%
Argentina: 2.85%
Republic of Argentina,
0.000%, due 12/15/35[3]	1,050,000	85,050
0.000%, due 12/15/35[3]	1,047,755	83,821
7.000%, due 10/03/15	1,050,000	1,000,329

		1,169,200

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Belarus: 6.77%
Republic of Belarus,
8.750%, due 08/03/15	$ 2,700,000	$2,774,250

Brazil: 8.06%
Federative Republic of Brazil, 6.000%, due 08/15/50[4]	BRL 1,100,000	1,189,971
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45[4]	1,950,000	2,114,915

		3,304,886
China: 1.44%
China Government Bond,
2.380%, due 07/19/14	CNY 3,200,000	515,683
2.480%, due 12/01/20	500,000	75,428

		591,111

Ecuador: 0.75%
Republic of Ecuador, 7.950%, due 06/20/24[2]	$ 300,000	306,000

Gabon: 2.27%
Gabonese Republic, 6.375%, due 12/12/24[2]	850,000	930,750

Ghana: 3.54%
Republic of Ghana,
7.875%, due 08/07/23[1]	200,000	194,000
7.875%, due 08/07/23[2]	321,206	310,767
8.500%, due 10/04/17[1]	893,000	945,240

		1,450,007

Mexico: 2.29%
Mexican Udibonos, Series S, 4.000%, due 11/15/40[4]	MXN 10,776,492	938,795

Nigeria: 5.08%
Nigeria Government International Bond, 5.125%, due 07/12/18[1]	$ 925,000	962,000
Nigeria Treasury Bills,
11.688%, due 04/23/15[5]	NGN 42,500,000	239,042
12.872%, due 04/09/15[5]	156,350,000	883,136

		2,084,178

Pakistan: 0.32%
Islamic Republic of Pakistan, 7.125%, due 03/31/16[1]	$ 125,000	129,062

Russia: 1.83%
Russian Federation, 7.000%, due 01/25/23	RUB 27,500,000	750,954

	Face amount	Value
Turkey: 1.70%
Republic of Turkey, 7.000%, due 10/01/14	TRY 1,468,490	$ 696,344

Venezuela: 5.54%
Republic of Venezuela, 8.250%, due 10/13/24[1]	$ 2,850,000	2,272,875

Zambia: 1.62%
Republic of Zambia, 8.500%, due 04/14/24[2]	600,000	666,000
Total Non-US government obligations (cost $18,564,573)		18,064,412

Structured note: 0.93%
Ghana: 0.93%
Standard Chartered Bank, 23.000%, due 08/21/17[2] (linked to Republic of Ghana, 23.000%, due 08/21/17), (cost $816,874)	1,350,000	379,717
Total bonds (cost $39,391,003)		38,972,836
Short-term investment: 3.27%
Investment company: 3.27%
UBS Cash Management Prime Relationship Fund[6] (cost $1,340,059)	1,340,059	1,340,059
Total investments: 98.32% (cost $40,731,062)		40,312,895
Cash and other assets, less liabilities—1.68%		689,561
Net assets—100.00%		$41,002,456

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$946,614
Gross unrealized depreciation	(1,364,781)

Net unrealized depreciation of investments	$(418,167)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin on page 72.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	RUB	40,780,000	USD	1,164,311	09/17/14	$(14,258)
BB	TRY	528,340	USD	245,637	09/17/14	216
BB	USD	435,411	IDR	5,166,149,000	09/17/14	(6,021)
BB	USD	672,876	PEN	1,900,000	09/17/14	399
BB	USD	894,471	ZAR	9,700,000	09/17/14	5,776
CSI	BRL	2,205,500	USD	964,027	09/17/14	(12,122)
DB	BRL	2,228,666	USD	972,919	09/17/14	(13,483)
DB	MXN	987,000	USD	75,318	09/17/14	(354)
DB	THB	28,240,000	USD	865,196	09/17/14	(1,816)
DB	USD	1,314,803	INR	78,783,000	09/17/14	(29,759)
DB	USD	211,446	KRW	216,140,400	09/17/14	1,503
DB	USD	880,942	PHP	38,550,000	09/17/14	908
GSI	USD	367,207	HUF	83,233,000	09/17/14	(278)
JPMCB	EUR	420,000	USD	575,647	08/20/14	431
Net unrealized depreciation on forward foreign currency contracts						$(68,858)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 4 contracts (USD)	September 2014	$551,172	$548,750	$(2,422)
5 Year US Treasury Notes, 38 contracts (USD)	September 2014	4,555,176	4,539,515	(15,661)
US Treasury futures sell contracts:
US Ultra Bond, 12 contracts (USD)	September 2014	(1,805,813)	(1,799,250)	6,563
10 Year US Treasury Notes, 155 contracts (USD)	September 2014	(19,482,204)	(19,401,640)	80,564
Net unrealized appreciation on futures contracts				$69,044

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]	Upfront payments	Value	Unrealized depreciation
CITI	KRW	1,100,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(18,317)	$(18,317)
CSFB	ZAR	8,000,000	06/04/18	3 month JIBAR	6.400%	—	(23,719)	(23,719)
DB	ZAR	4,400,000	05/31/23	3 month JIBAR	7.480	—	(16,045)	(16,045)
GSI	TWD	32,500,000	08/26/16	1.280	3 month TWCPBA	—	(6,369)	(6,369)
MLI	KRW	1,300,000,000	01/20/19	3.380	3 month CD KSDA	—	(18,135)	(18,135)
						$—	$(82,585)	$(82,585)

Written foreign exchange activity for the period ended June 30, 2014 was as follows:

Premiums received
Foreign exchange options outstanding at December 31, 2013	$27,236
Foreign exchange options written	5,108
Foreign exchange options terminated in closing purchase transactions	(32,344)
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at June 30, 2014	$—

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$20,528,707	$—	$20,528,707
Non-US government obligations	—	18,064,412	—	18,064,412
Structured note	—	379,717	—	379,717
Short-term investment	—	1,340,059	—	1,340,059
Forward foreign currency contracts	—	9,233	—	9,233
Futures contracts	87,127	—	—	87,127
Total	$87,127	$40,322,128	$—	$40,409,255

Liabilities
Forward foreign currency contracts	$—	$(78,091)	$—	$(78,091)
Futures contracts	(18,083)	—	—	(18,083)
Swap agreements	—	(82,585)	—	(82,585)
Total	$(18,083)	$(160,676)	$—	$(178,759)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Portfolio footnotes

[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $19,820,239 or 48.34% of net assets.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $5,514,899 or 13.45% of net assets.
[3]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[4]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.
[5]	Rate shown is the discount rate at date of purchase.
[6]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the six months ended 06/30/14	Sales during the six months ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the six months ended 06/30/14
UBS Cash Management Prime Relationship Fund	$1,188,874	$16,643,581	$16,492,396	$1,340,059	$1,408

[7]	Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance

For the six months ended June 30, 2014, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.04%, versus the 0.01% return of the Citigroup One-Month US Treasury Bill Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary1

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type over the reporting period. At the issuer level, we maintained a greater than usual level of diversification by investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. Over the six-month period, we slightly increased the Fund’s exposure to certificates of deposit, commerical paper and short-term corporate obligations. That said, the overall level of liquidity in the Fund remained ample and largely unchanged.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Cash Management Prime Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Short-term investments: 99.93%
Certificates of deposit: 13.78%
Bank of Nova Scotia,
0.265%, due 12/16/14[1]	$5,000,000	$5,000,000
0.325%, due 07/30/15[1]	4,000,000	4,000,000
BMO Harris Bank N.A., 0.190%, due 08/19/14	10,000,000	10,000,000
Branch Banking & Trust Co.,
0.150%, due 09/26/14	7,000,000	7,000,000
0.210%, due 08/22/14	10,000,000	10,000,000
Citibank N.A., 0.160%, due 08/06/14	7,000,000	7,000,000
Credit Industriel et Commercial, 0.200%, due 07/07/14	10,000,000	10,000,000
JPMorgan Chase Bank N.A., 0.380%, due 12/04/14	6,000,000	6,000,000
National Australia Bank Ltd., 0.230%, due 01/06/15[1]	6,000,000	6,000,000
Natixis
0.110%, due 07/01/14	10,000,000	10,000,000
0.211%, due 08/04/14[1]	5,000,000	5,000,000
Nordea Bank Finland PLC, 0.290%, due 11/20/14	6,000,000	6,000,000
Rabobank Nederland NV, 0.277%, due 04/10/15[1]	6,000,000	6,000,000
Societe Generale, 0.270%, due 08/04/14[1]	6,000,000	6,000,000
Sumitomo Mitsui Banking Corp., 0.210%, due 09/15/14	5,000,000	5,000,000
Toronto-Dominion Bank, 0.230%, due 02/24/15	3,000,000	3,000,000
Total certificates of deposit (cost $106,000,000)		106,000,000

Commercial paper: 38.46%
ABN Amro Funding USA LLC, 0.200%, due 07/07/14[2,3]	10,000,000	9,999,667
Albion Capital LLC, 0.190%, due 08/15/14[2,3]	8,550,000	8,547,969
Antalis US Funding Corp., 0.100%, due 07/02/14[2,3]	15,000,000	14,999,958
ASB Finance Ltd., 0.244%, due 06/23/15[1,3]	5,000,000	5,000,000
Atlantic Asset Securitization LLC,
0.130%, due 08/01/14[2,3]	10,000,000	9,998,881
0.140%, due 07/22/14[2,3]	5,000,000	4,999,592
Barclays Bank PLC,
0.230%, due 08/14/14[2,3]	7,000,000	6,998,032
0.360%, due 08/07/14[3,4]	7,000,000	7,000,000
BNP Paribas Finance, Inc.,
0.110%, due 07/11/14[2]	10,000,000	9,999,694
0.220%, due 07/07/14[2]	7,000,000	6,999,743
CNPC Finance Hong Kong Ltd., 0.330%, due 07/07/14[2,3]	4,000,000	3,999,780

	Face amount	Value
Commonwealth Bank of Australia, 0.228%, due 10/17/14[1,3]	$5,000,000	$5,000,000
Credit Suisse Group AG, 0.175%, due 08/01/14[2]	7,000,000	6,998,945
Erste Finance Delaware LLC, 0.160%, due 07/01/14[3]	10,000,000	10,000,000
Gemini Securitization Corp. LLC,
0.220%, due 08/01/14[2,3]	10,000,000	9,998,106
0.240%, due 07/16/14[2]	5,000,000	4,999,500
General Electric Capital Corp., 0.200%, due 08/05/14[2]	5,000,000	4,999,028
Gotham Funding Corp., 0.150%, due 07/21/14[2,3]	20,000,000	19,998,333
ING US Funding LLC,
0.200%, due 07/03/14[2]	7,000,000	6,999,922
0.200%, due 08/15/14[2]	6,000,000	5,998,500
Jupiter Securitization Co. LLC, 0.220%, due 07/14/14[2,3]	7,500,000	7,499,404
Liberty Street Funding LLC, 0.170%, due 08/08/14[2,3]	7,000,000	6,998,744
Manhattan Asset Funding Co. LLC,
0.180%, due 07/14/14[2,3]	10,000,000	9,999,350
0.180%, due 07/16/14[2,3]	5,000,000	4,999,625
MetLife Short Term Funding LLC, 0.110%, due 08/19/14[2,3]	2,500,000	2,499,626
Old Line Funding LLC,
0.181%, due 08/04/14[1]	3,000,000	3,000,000
0.190%, due 08/15/14[2]	5,000,000	4,998,813
0.190%, due 09/15/14[2]	8,000,000	7,996,791
0.230%, due 07/23/14[2,3]	6,000,000	5,999,157
PNC Bank N.A., 0.300%, due 12/03/14	5,000,000	5,000,000
Regency Markets No. 1 LLC,
0.140%, due 07/14/14[2,3]	5,000,000	4,999,747
0.140%, due 07/21/14[2,3]	6,000,000	5,999,533
Sheffield Receivables Corp., 0.190%, due 07/14/14[2,3]	8,384,000	8,383,425
Skandinaviska Enskilda Banken AB, 0.240%, due 09/23/14[2,3]	7,000,000	6,996,080
Societe Generale, 0.030%, due 07/01/14	2,000,000	2,000,000
State Street Corp., 0.170%, due 08/11/14[2]	8,000,000	7,998,451
Sumitomo Mitsui Banking Corp.,
0.210%, due 07/02/14[2,3]	8,000,000	7,999,953
0.210%, due 08/06/14[2,3]	4,000,000	3,999,160
Toyota Motor Credit Corp., 0.210%, due 10/21/14[2]	7,000,000	6,995,427
Working Capital Management Co.,
0.120%, due 07/03/14[2,3]	11,000,000	10,999,927
0.190%, due 07/16/14[2,3]	6,700,000	6,699,470
Total commercial paper (cost $295,598,333)		295,598,333

UBS Cash Management Prime Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

	Face amount	Value
Short-term investments—(Concluded)
Short-term corporate obligations: 1.30%
Royal Bank of Canada, 0.280%, due 07/07/15[1,3]	$5,000,000	$5,000,000
Wells Fargo Bank N.A., 0.370%, due 07/22/15[1]	5,000,000	5,000,000
Total short-term corporate obligations (cost $10,000,000)		10,000,000

US government and agency obligations: 11.64%
Federal Home Loan Banks,
0.050%, due 07/11/14[2]	2,100,000	2,099,971
0.054%, due 07/02/14[2]	14,100,000	14,099,979
0.060%, due 08/01/14[2]	10,000,000	9,999,483
0.070%, due 08/08/14[2]	10,000,000	9,999,261
0.100%, due 08/15/14[2]	10,000,000	9,998,750
0.135%, due 08/06/14[2]	10,000,000	9,998,650
US Treasury Bill, 0.095%, due 08/14/14[2]	8,000,000	7,999,071
US Treasury Notes,
2.375%, due 10/31/14	20,000,000	20,153,559
2.625%, due 07/31/14	5,000,000	5,010,184
Total US government and agency obligations (cost $89,358,908)		89,358,908

Non-US government obligations: 1.30%
Export Development Canada, 0.160%, due 01/06/15[1,3]	5,000,000	5,000,000
International Bank for Reconstruction & Development, 0.150%, due 06/01/15[1]	5,000,000	5,000,000
Total Non-US government obligations (cost $10,000,000)		10,000,000

	Face amount	Value
Repurchase agreements: 33.45%
Repurchase agreement dated 06/23/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.530% due 08/04/14 collateralized by $45,693,396 with various Corporate Issues, 0.000% to 7.500%, due 05/01/16 to 02/28/52; (value - $10,696,228); proceeds: $10,013,514[1,4,5]	$10,000,000	$10,000,000
Repurchase agreement dated 06/30/14 with Barclays Capital, Inc., 0.070% due 07/01/14 collateralized by $64,310,300 US Treasury Note, 1.625% due 06/30/19; (value -$64,260,074); proceeds: $63,000,123	63,000,000	63,000,000
Repurchase agreement dated 06/30/14 with BNP Paribas, 0.090% due 07/01/14 collateralized by $86,683,600 US Treasury Note, 0.125% due 12/31/14 (value -$86,700,070); proceeds: $85,000,213	85,000,000	85,000,000
Repurchase agreement dated 06/30/14 with Deutsche Bank, 0.050% due 07/01/14 collateralized by $104,126,900 various US Treasury Bond, 3.125%, due 02/15/43 (value - $100,980,082); proceeds: $99,000,138	99,000,000	99,000,000
Total repurchase agreements (cost $257,000,000)		257,000,000
Total short-term investments (cost $767,957,241)		767,957,241
Total investments: 99.93% (cost $767,957,241)[6]		767,957,241

Cash and other assets, less liabilities—0.07%		519,959
Net assets: 100.00%		$768,477,200

UBS Cash Management Prime Relationship Fund

Portfolio of investments

June 30, 2014 (unaudited)

Notes to portfolio of investments

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 77. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Certificates of deposit	$—	$106,000,000	$—	$106,000,000
Commercial paper	—	295,598,333	—	295,598,333
Short-term corporate obligations	—	10,000,000	—	10,000,000
US government and agency obligations	—	89,358,908	—	89,358,908
Non-US government obligations	—	10,000,000	—	10,000,000
Repurchase agreements	—	257,000,000	—	257,000,000
Total	$—	$767,957,241	$—	$767,957,241

[1]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014, and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2]	Rate shown is the discount rate at date of purchase.
[3]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $220,613,519 or 28.71% of net assets.
[4]	Illiquid investment as of June 30, 2014.
[5]	Investment has a put feature and a variable or floating rate. The interest rate shown is the current rate as of June 30, 2014 and changes periodically. The maturity date reflects early termination date and the proceeds represent the receivable of the Fund if the put feature was exercised as of June 30, 2014.
[6]	Aggregate cost for federal income tax purposes was substantially the same as for book purposes.

See accompanying notes to financial statements.

UBS Relationship Funds

Portfolio acronyms

ADR	American Depositary Receipt
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
ETF	Exchange Traded Fund
GDP	Gross Domestic Product
GDR	Global Depositary Receipt
GE	General Electric
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate

NVDR	Non-voting Depositary Receipt
OJSC	Open Joint Stock Company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
TWCPBA	Taiwan Secondary Market Bills Rate

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
CSFB	Credit Suisse First Boston
CSI	Credit Suisse International
DB	Deutsche Bank AG

GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso

NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

June 30, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2014 to June 30, 2014.

UBS Relationship Funds

Financial statements

June 30, 2014 (unaudited)

	Beginning account value January 1, 2014	Ending account value June 30, 2014	Expenses paid during period* 01/01/14 - 6/30/14	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,059.90	$0.77	0.1500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.05	0.75	0.1500
UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,058.80	1.52	0.2981
Hypothetical (5% annual return before expenses)	1,000.00	1,023.32	1.50	0.2981
UBS International Equity Relationship Fund
Actual	1,000.00	1,066.30	1.28	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,108.90	4.08	0.7800
Hypothetical (5% annual return before expenses)	1,000.00	1,020.93	3.91	0.7800
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,050.80	1.02	0.2000
Hypothetical (5% annual return before expenses)	1,000.00	1,023.80	1.00	0.2000
UBS High Yield Relationship Fund
Actual	1,000.00	1,054.10	0.46	0.0895
Hypothetical (5% annual return before expenses)	1,000.00	1,024.35	0.45	0.0895
UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	1,021.60	2.51	0.5000
Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.5000
UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.40	0.29	0.0584
Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.29	0.0584

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS Relationship Funds

Financial statements

Statement of assets and liabilities

June 30, 2014 (unaudited)

UBS Global Securities Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$131,857,409
Affiliated issuers	93,253,761
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	8,537,550
Foreign currency	876,157
$234,524,877
Investments, at value:
Unaffiliated issuers	$153,775,937
Affiliated issuers	94,724,997
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	8,537,550
Foreign currency	879,852
Cash	—
Receivables:
Investment securities sold	512,298
Interest	296,878
Fund shares sold	—
Foreign tax reclaims	64,627
Due from advisor	11,050
Dividends	115,312
Variation margin on futures contracts	750,079
Cash collateral for futures contracts	3,617,920
Cash collateral for securities sold short	—
Unrealized appreciation on forward foreign currency contracts	395,186
Other assets	12,340
Total assets	263,694,026
Liabilities:
Payables:
Cash collateral from securities loaned	8,537,550
Investment securities purchased	425,776
Custody and fund accounting fees	27,943
Fund administration fee	22,500
Dividends payable and security loan fees for securities sold short	—
Due to custodian	—
Due to broker for futures contracts	324,282
Accrued foreign capital gains taxes	24,993
Accrued expenses	68,932
Securities sold short, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	755,278
Total liabilities	10,187,254
Net assets	$253,506,772
Shares outstanding	5,636,609
Net asset value, offering and redemption proceeds per share[3]	$44.9751

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund as of June 30, 2014 was $8,612,478.
[2]	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $44,720,250.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $37.8835 (net asset value, plus 0.75% of offering price.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $37.3195 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds

Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$232,137,936	$43,149,718	$180,038,326
1,177,991	139,696	2,070,240
—	—	—
2,182,588	705,989	—
$235,498,515	$43,995,403	$182,108,566

$244,314,196	$54,446,602	$236,488,514
1,177,991	139,696	2,070,240
—	—	—
2,187,832	711,571	—
—	—	117,444

965,327	576,881	—
—	—	—
2,482	—	—
—	19,796	—
—	29,346	18,888
450,211	52,468	228,377
—	—	—
—	—	—
—	—	599,586
—	86,495	—
12,473	2,180	5,871
249,110,512	56,065,035	239,528,920

—	—	—
497,875	517,536	—
115,760	14,611	16,440
22,500	22,500	22,500
—	—	78,692
520	—	—
—	—	—
—	—	—
66,772	47,432	44,553
—	—	60,863,327
—	128,936	—
703,427	731,015	61,025,512
$248,407,085	$55,334,020	$178,503,408
6,606,314	2,335,150	9,365,156
$37.6015	$23.6961	$19.0604

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of assets and liabilities (continued)

June 30, 2014 (unaudited)

UBS Global Corporate Bond Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$31,017,166
Affiliated issuers	457,710
Repurchase agreements	—
Foreign currency	181,863
$31,656,739
Investments, at value:
Unaffiliated issuers	$32,773,750
Affiliated issuers	457,710
Repurchase agreements	—
Foreign currency	185,331
Cash	1,027
Receivables:
Investment securities sold	—
Interest	413,588
Fund shares sold	—
Foreign tax reclaims	265
Due from advisor	35,780
Dividends	28
Variation margin on futures contracts	10,784
Variation margin on centrally cleared swap agreements	3,812
Cash collateral for futures contracts	30,096
Cash collateral for swap agreements	11,966
Outstanding swap agreements, at value[1]	14,742
Unrealized appreciation on forward foreign currency contracts	14,665
Other assets	1,267
Total assets	33,954,811
Liabilities:
Payables:
Investment securities purchased	74,516
Custody and fund accounting fees	15,441
Fund administration fee	22,500
Dividends payable to shareholders	—
Due to custodian	—
Due to broker for futures contracts	9,157
Accrued foreign capital gains taxes	—
Accrued expenses	43,112
Options written, at value [2]	—
Outstanding swap agreements, at value[1]	14,349
Unrealized depreciation on forward foreign currency contracts	160,728
Total liabilities	339,803
Net assets	$33,615,008
Shares outstanding	2,567,928
Net asset value per share	$13.0903

[1]	Net upfront payments made by UBS Global Corporate Bond Relationship Fund were $1,964.
[2]	Premiums received by UBS High Yield Relationship Fund were $301,158.

UBS Relationship Funds

Financial statements

UBS High Yield Relationship Fund	UBS Opportunistic Emerging Markets Debt Relationship Fund	UBS Cash Management Prime Relationship Fund

$421,735,461	$39,391,003	$510,957,241
64,054,171	1,340,059	—
—	—	257,000,000
—	122,693	—
$485,789,632	$40,853,755	$767,957,241

$437,690,589	$38,972,836	$510,957,241
64,054,171	1,340,059	—
—	—	257,000,000
—	123,132	—
—	—	421,282

2,485,227	—	—
7,362,401	672,974	200,864
—	—	—
—	—	—
—	16,933	—
6,744	423	—
—	13,778	—
195,405	—	—
—	213,915	—
—	—	—
—	—	—
—	9,233	—
17,922	957	28,507
511,812,459	41,364,240	768,607,894

1,739,813	—	—
32,793	19,436	21,358
22,500	22,500	22,500
—	—	55,196
—	85,241	—
—	—	—
—	29,090	—
43,265	44,841	31,640
215,441	—	—
15,761	82,585	—
—	78,091	—
2,069,573	361,784	130,694
$509,742,886	$41,002,456	$768,477,200
14,539,425	2,095,637	768,398,473
$35.0594	$19.5656	$1.00

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations

For the six months ended June 30, 2014 (unaudited)

UBS Global Securities Relationship Fund
Investment income:
Dividends	$2,323,644
Interest and other	188,775
Affiliated income	24,910
Securities lending[1]	131,191
Foreign tax withheld	(173,754)
Total income	2,494,766
Expenses:
Administration	45,000
Custodian and fund accounting	56,272
Professional services	63,103
Shareholder reports	2,781
Trustees	23,009
Insurance	13,296
Transfer agency	9,638
Dividend expense and security loan fees for securities sold short	—
Other	12,987
Total operating expenses	226,086
Expenses reimbursed by Advisor	(41,014)
Net expenses	185,072
Net investment income	2,309,694
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,777,107
Investments in affiliated issuers	2,655,902
Futures contracts	3,736,356
Securities sold short	—
Forward foreign currency contracts	(1,326,337)
Foreign currency transactions	155,672
Net realized gain (loss)	9,998,700
Change in net unrealized appreciation/depreciation on:
Investments	2,358,180
Futures contracts	(377,788)
Securities sold short	—
Forward foreign currency contracts	347,836
Translation of other assets and liabilities denominated in foreign currency	13,607
Change in net unrealized appreciation/depreciation	2,341,835
Net realized and unrealized gain	12,340,535
Net increase in net assets resulting from operations	$14,650,229

[1]	Includes affiliated income from UBS Private Money Market Fund LLC of $398, $38 and $117 for UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund and UBS International Equity Relationship Fund, respectively.

UBS Relationship Funds

Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$3,331,068	$1,493,803	$1,732,286
—	—	—
1,818	117	591
439	35,005	—
(282,662)	(107,788)	—
3,050,663	1,421,137	1,732,877

45,000	45,000	45,000
226,557	29,067	36,320
66,668	43,378	40,018
2,781	2,781	2,781
24,313	11,800	17,766
13,332	2,348	6,324
8,558	7,652	7,951
—	—	542,310
13,307	9,878	4,254
400,516	151,904	702,724
—	(85,903)	(61,808)
400,516	66,001	640,916
2,650,147	1,355,136	1,091,961

(2,353,155)	653,843	11,511,018
—	—	—
—	—	—
—	—	(1,434,009)
(48,550)	(81,945)	—
30,654	(10,903)	—
(2,371,051)	560,995	10,077,009

15,231,213	1,537,187	8,152,024
—	—	—
—	—	(1,795,496)
—	(23,778)	—
11,412	1,381	—
15,242,625	1,514,790	6,356,528
12,871,574	2,075,785	16,433,537
$15,521,721	$3,430,921	$17,525,498

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations (continued)

For the six months ended June 30, 2014 (unaudited)

UBS Global Corporate Bond Relationship Fund
Investment income:
Interest and other	$515,417
Affiliated income	225
Foreign tax withheld	—
Total income	515,642
Expenses:
Administration	45,000
Custodian and fund accounting	22,628
Professional services	42,703
Shareholder reports	2,781
Trustees	10,643
Insurance	1,363
Transfer agency	7,503
Other	3,164
Total operating expenses	135,785
Expenses reimbursed by Advisor	(103,143)
Net expenses	32,642
Net investment income	483,000
Net realized gain (loss) on:
Investments in unaffiliated issuers	214,216
Futures contracts	27,400
Options written	—
Swap agreements	(15,717)
Forward foreign currency contracts	(149,284)
Foreign currency transactions	32,736
Net realized gain (loss)	109,351
Change in net unrealized appreciation/depreciation on:
Investments	1,013,474
Futures contracts	6,073
Options written	—
Swap agreements	(10,457)
Forward foreign currency contracts	52,080
Translation of other assets and liabilities denominated in foreign currency	(29,324)
Change in net unrealized appreciation/depreciation	1,031,846
Net realized and unrealized gain	1,141,197
Net increase in net assets resulting from operations	$1,624,197

UBS Relationship Funds

Financial statements

UBS High Yield Relationship Fund	UBS Opportunistic Emerging Markets Debt Relationship Fund	UBS Cash Management Prime Relationship Fund

$14,474,451	$1,039,990	$542,047
35,964	1,408	—
(2,373)	(4,290)	—
14,508,042	1,037,108	542,047

45,000	45,000	45,000
79,786	36,872	54,472
42,693	45,491	33,482
2,781	2,781	2,781
38,175	10,216	51,905
19,307	1,030	30,712
9,055	7,624	—
4,757	3,901	6,816
241,554	152,915	225,168
—	(73,545)	—
241,554	79,370	225,168
14,266,488	957,738	316,879

2,407,901	(516,752)	45
—	(408,326)	—
891,300	35,177	—
1,671,725	89,478	—
—	(430,343)	—
—	5,397	—
4,970,926	(1,225,369)	45

9,298,316	1,672,174	—
—	(66,251)	—
85,717	(26,377)	—
(200,015)	(184,235)	—
—	(78,814)	—
—	(1,674)	—
9,184,018	1,314,823	—
14,154,944	89,454	45
$28,421,432	$1,047,192	$316,924

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Relationship Fund
	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013
Operations:
Net investment income	$2,309,694	$3,793,021	$2,650,147	$6,791,944
Net realized gain (loss)	9,998,700	38,610,674	(2,371,051)	(14,031,110)
Change in net unrealized appreciation/depreciation	2,341,835	(6,222,578)	15,242,625	(25,085,175)
Net increase (decrease) in net assets from operations	14,650,229	36,181,117	15,521,721	(32,324,341)
Beneficial interest transactions:
Proceeds from shares sold	433,254	923,227	—	14,888,438
Transaction charges	—	—	340,145	569,463
Cost of shares redeemed	(9,312,715)	(122,261,432)	(45,352,662)	(61,040,016)
Net decrease in net assets resulting from beneficial interest transactions	(8,879,461)	(121,338,205)	(45,012,517)	(45,582,115)
Increase (decrease) in net assets	5,770,768	(85,157,088)	(29,490,796)	(77,906,456)
Net assets, beginning of period	247,736,004	332,893,092	277,897,881	355,804,337
Net assets, end of period	$253,506,772	$247,736,004	$248,407,085	$277,897,881
Shares sold	10,149	23,647	—	399,635
Shares redeemed	(212,198)	(2,969,202)	(1,219,050)	(1,694,594)
Net decrease in shares outstanding	(202,049)	(2,945,555)	(1,219,050)	(1,294,959)

	UBS Global Corporate Bond Relationship Fund		UBS High Yield Relationship Fund
	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013
Operations:
Net investment income	$483,000	$2,334,670	$14,266,488	$16,789,985
Net realized gain (loss)	109,351	(349,947)	4,970,926	4,952,828
Change in net unrealized appreciation/depreciation	1,031,846	(5,650,364)	9,184,018	(1,080,212)
Net increase (decrease) in net assets from operations	1,624,197	(3,665,641)	28,421,432	20,662,601
Distributions to shareholders
Net investment income	—	—	—	—
Beneficial interest transactions:
Proceeds from shares sold	—	16,710,101	100,400,000	310,146,100
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Cost of shares redeemed	—	(106,779,864)	(62,900,000)	(106,728,018)
Net increase (decrease) in net assets resulting from beneficial interest transactions	—	(90,069,763)	37,500,000	203,418,082
Increase (decrease) in net assets	1,624,197	(93,735,404)	65,921,432	224,080,683
Net assets, beginning of period	31,990,811	125,726,215	443,821,454	219,740,771
Net assets, end of period	$33,615,008	$31,990,811	$509,742,886	$443,821,454
Shares sold	—	1,372,553	2,997,557	9,571,174
Shares issued on distributions reinvested	—	—	—	—
Shares redeemed	—	(8,831,167)	(1,801,582)	(3,282,028)
Net increase (decrease) in shares outstanding	—	(7,458,614)	1,195,975	6,289,146

UBS Relationship Funds

Financial statements

UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013

$1,355,136	$1,273,596	$1,091,961	$1,970,844
560,995	2,820,628	10,077,009	16,862,188

1,514,790	5,440,697	6,356,528	23,474,228

3,430,921	9,534,921	17,525,498	42,307,260

—	100	—	100
—	—	—	—
(1,250,000)	(7,901,640)	—	(600,000)

(1,250,000)	(7,901,540)	—	(599,900)
2,180,921	1,633,381	17,525,498	41,707,360
53,153,099	51,519,718	160,977,910	119,270,550
$55,334,020	$53,153,099	$178,503,408	$160,977,910
—	5	—	6
(56,703)	(371,033)	—	(39,384)
(56,703)	(371,028)	—	(39,378)

UBS Opportunistic Emerging Markets Debt Relationship Fund		UBS Cash Management Prime Relationship Fund
Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013	Six months ended June 30, 2014 (unaudited)	Year ended December 31, 2013

$957,738	$1,818,732	$316,879	$876,585
(1,225,369)	(752,174)	45	506

1,314,823	(2,737,569)	—	—

1,047,192	(1,671,011)	316,924	877,091

—	—	(316,967)	(876,585)

23,200,000	7,500,100	1,231,494,242	2,909,579,410

—	—	1,841	11,824
(7,900,000)	(8,272,991)	(1,138,316,933)	(2,866,815,944)

15,300,000	(772,891)	93,179,150	42,775,290
16,347,192	(2,443,902)	93,179,107	42,775,796
24,655,264	27,099,166	675,298,093	632,522,297
$41,002,456	$24,655,264	$768,477,200	$675,298,093
1,219,430	373,269	1,231,494,242	2,909,579,410
—	—	1,841	11,824
(411,124)	(431,844)	(1,138,316,933)	(2,866,815,944)
808,306	(58,575)	93,179,150	42,775,290

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of cash flows

For the six months ended June 30, 2014 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	17,525,498
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(39,938,847)
Proceeds from disposition of investment securities	31,485,670
Covers of securities sold short	(13,122,792)
Proceeds from securities sold short	20,716,357
Purchases of short-term investments, net	(1,124,414)
Net realized (gain)/loss on investments	(11,511,018)
Net realized (gain)/loss on securities sold short	1,434,009
Change in unrealized appreciation/depreciation on investments	(8,152,024)
Change in unrealized appreciation/depreciation on securities sold short	1,795,496
Increase in due from Advisor	(8,555)
Decrease in dividends receivable	27,663
Decrease in cash collateral for securities sold short	944,254
Decrease in other assets	6,245
Increase in dividends payable and security loan fees for securities sold short	6,335
Decrease in accrued expenses and other liabilities	(8,009)
Net cash provided by operating activities	75,868
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net increase in cash	75,868
Cash:
Beginning of period	41,576
End of period	117,444

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2014 (unaudited)	Year ended December 31,
UBS Global Securities Relationship Fund		2013	2012	2011	2010	2009
Net asset value, beginning of period	$42.4303	$37.8967	$33.0344	$35.1715	$31.3448	$23.1428
Income (loss) from investment operations:
Net investment income[1]	0.3992	0.4636	0.4545	0.4194	0.3758	0.3844
Net realized and unrealized gain (loss)	2.1456	4.0700	4.4078	(2.5565)	3.4509	7.8176
Total income (loss) from investment operations	2.5448	4.5336	4.8623	(2.1371)	3.8267	8.2020
Net asset value, end of period	$44.9751	$42.4303	$37.8967	$33.0344	$35.1715	$31.3448
Total investment return[2]	5.99%	11.96%	14.72%	(6.07)%	12.21%	35.44%
Ratios to average net assets:
Expenses before expense reimbursement	0.1833%[3]	0.1443%	0.1054%	0.0719%	0.0641%	0.0598%
Expenses after expense reimbursement	0.1500%[3]	0.1443%	0.1054%	0.0719%	0.0641%	0.0598%
Net investment income	1.87%[3]	1.16%	1.28%	1.20%	1.18%	1.49%
Supplemental data:
Net assets, end of period (000’s)	$253,507	$247,736	$332,893	$806,090	$1,561,794	$1,805,871
Portfolio turnover rate	23%	50%	101%	99%	78%	127%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2014 (unaudited)	Year ended December 31,
UBS Emerging Markets Equity Relationship Fund		2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.5125	$39.0123	$33.1700	$39.8975	$33.6580	$18.2927
Income (loss) from investment operations:
Net investment income[1]	0.3435	0.7649	0.8392	0.8706	0.5415	0.5743
Net realized and unrealized gain (loss)	1.6940	(4.3288)	4.7031	(7.8686)	5.5917	14.6760
Total income (loss) from investment operations	2.0375	(3.5639)	5.5423	(6.9980)	6.1332	15.2503
Transaction charges	0.0515	0.0641	0.3000	0.2705	0.1063	0.1150
Net asset value, end of period	$37.6015	$35.5125	$39.0123	$33.1700	$39.8975	$33.6580
Total investment return[2]	5.88%	(8.97)%	17.61%	(16.87)%	18.55%	83.98%
Ratios to average net assets:
Expenses	0.2981%[3]	0.2762%	0.2590%	0.3053%	0.2840%	0.2536%
Net investment income	1.97%[3]	2.09%	2.29%	2.29%	1.57%	2.30%
Supplemental data:
Net assets, end of period (000’s)	$248,407	$277,898	$355,804	$223,003	$442,841	$564,526
Portfolio turnover rate	13%	58%	72%	50%	28%	95%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2014 (unaudited)	Year ended December 31,
UBS International Equity Relationship Fund		2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.2226	$18.6471	$15.5990	$18.2909	$16.5673	$11.7174
Income (loss) from investment operations:
Net investment income[1]	0.5723	0.4788	0.4982	0.4761	0.4665	0.3365
Net realized and unrealized gain (loss)	0.9012	3.0967	2.5499	(3.1680)	1.2571	4.5134
Total income (loss) from investment operations	1.4735	3.5755	3.0481	(2.6919)	1.7236	4.8499
Net asset value, end of period	$23.6961	$22.2226	$18.6471	$15.5990	$18.2909	$16.5673
Total investment return[2]	6.63%	19.18%	19.52%	(14.71)%	10.41%	41.39%
Ratios to average net assets:
Expenses before expense reimbursement	0.5754%[3]	0.5506%	0.6470%	0.5954%	0.5851%	0.6964%
Expenses after expense reimbursement	0.2500%[3]	0.2500%	0.2500%	0.2500%	0.2335%	0.1855%
Net investment income	5.13%[3]	2.35%	2.92%	2.73%	2.84%	2.53%
Supplemental data:
Net assets, end of period (000’s)	$55,334	$53,153	$51,520	$41,986	$49,515	$49,981
Portfolio turnover rate	19%	29%	26%	54%	45%	67%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2014 (unaudited)	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund		2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.1890	$12.6822	$11.1153	$11.3140	$10.3440	$7.4831
Income (loss) from investment operations:
Net investment income[1]	0.1166	0.2100	0.1366	0.1840	0.1530	0.1156
Net realized and unrealized gain (loss)	1.7548	4.2968	1.4303	(0.3827)	0.8170	2.7453
Total income (loss) from investment operations	1.8714	4.5068	1.5669	(0.1987)	0.9700	2.8609
Net asset value, end of period	$19.0604	$17.1890	$12.6822	$11.1153	$11.3140	$10.3440
Total investment return[2]	10.89%	35.54%	14.10%	(1.76)%	9.38%	38.23%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8552%[3]	0.9089%	1.4375%	0.6906%	0.7775%	0.9474%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.7800%[3]	0.8068%	1.3360%	0.6708%	0.7722%	0.9474%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1211%	0.1202%
Net investment income	1.33%[3]	1.39%	1.13%	1.61%	1.48%	1.36%
Supplemental data:
Net assets, end of period (000’s)	$178,503	$160,978	$119,271	$175,977	$285,994	$298,117
Portfolio turnover rate	19%	56%	66%	71%	56%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2014 (unaudited)	Year ended December 31,				Period ended December 31, 2009[3]
UBS Global Corporate Bond Relationship Fund		2013	2012	2011	2010
Net asset value, beginning of period	$12.4578	$12.5393	$11.2295	$10.8606	$10.1089	$10.0000
Income (loss) from investment operations:
Net investment income[1]	0.1881	0.3884	0.4382	0.4871	0.4721	0.1007
Net realized and unrealized gain (loss)	0.4444	(0.4699)	0.8716	(0.1182)	0.2796	0.0082
Total income (loss) from investment operations	0.6325	(0.0815)	1.3098	0.3689	0.7517	0.1089
Net asset value, end of period	$13.0903	$12.4578	$12.5393	$11.2295	$10.8606	$10.1089
Total investment return[2]	5.08%	(0.66)%	11.68%	3.40%	7.44%	1.09%
Ratios to average net assets:
Expenses before expense reimbursement	0.8324%[4]	0.3968%	0.2076%	0.1839%	0.1218%	0.2362%[4]
Expenses after expense reimbursement	0.2000%[4]	0.2000%	0.2000%	0.1839%	0.1218%	0.2000%[4]
Net investment income	2.96%[4]	3.11%	3.69%	4.39%	4.45%	3.93%[4]
Supplemental data:
Net assets, end of period (000’s)	$33,615	$31,991	$125,726	$193,654	$231,964	$257,428
Portfolio turnover rate	14%	88%	64%	74%	95%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2014 (unaudited)	Year ended December 31,
UBS High Yield Relationship Fund		2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.2614	$31.1499	$27.1604	$26.5188	$23.1844	$16.6270
Income (loss) from investment operations:
Net investment income[1]	0.8978	1.8226	2.0536	2.2699	2.2978	2.1980
Net realized and unrealized gain (loss)	0.9002	0.2889	1.9359	(1.6283)	1.0366	4.3594
Total income from investment operations	1.7980	2.1115	3.9895	0.6416	3.3344	6.5574
Net asset value, end of period	$35.0594	$33.2614	$31.1499	$27.1604	$26.5188	$23.1844
Total investment return[2]	5.41%	6.78%	14.69%	2.42%	14.44%	39.17%
Ratios to average net assets:
Expenses	0.0895%[3]	0.1273%	0.1367%	0.1289%	0.1057%	0.1053%
Net investment income	5.29%[3]	5.64%	7.04%	8.35%	9.28%	11.57%
Supplemental data:
Net assets, end of period (000’s)	$509,743	$443,821	$219,741	$263,202	$406,463	$344,046
Portfolio turnover rate	23%	51%	72%	60%	73%	126%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2014 (unaudited)	Year ended December 31,
UBS Opportunistic Emerging Markets Debt Relationship Fund		2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.1522	$20.1345	$17.5654	$16.6076	$13.8811	$8.6470
Income (loss) from investment operations:
Net investment income[1]	0.5713	1.2558	1.5013	0.8792	1.1031	1.0605
Net realized and unrealized gain (loss)	(0.1579)	(2.2381)	1.0678	0.0786	1.6234	4.1736
Total income (loss) from investment operations	0.4134	(0.9823)	2.5691	0.9578	2.7265	5.2341
Net asset value, end of period	$19.5656	$19.1522	$20.1345	$17.5654	$16.6076	$13.8811
Total investment return[2]	2.16%	(4.88)%	14.62%	5.80%	19.61%	60.82%
Ratios to average net assets:
Expenses before expense reimbursement	0.9633%[3]	1.0738%	1.5757%	1.2421%	1.0598%	1.3068%
Expenses after expense reimbursement	0.5000%[3]	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Net investment income	6.03%[3]	6.42%	7.92%	5.15%	7.33%	8.68%
Supplemental data:
Net assets, end of period (000’s)	$41,002	$24,655	$27,099	$15,878	$25,526	$35,543
Portfolio turnover rate	10%	41%	49%	86%	72%	179%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2014 (unaudited)	Year ended December 31,
UBS Cash Management Prime Relationship Fund		2013	2012	2011	2010	2009
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.000 [3]	0.001	0.002	0.002	0.002	0.005
Distributions from:
Net investment income	(0.000)[3]	(0.001)	(0.002)	(0.002)	(0.002)	(0.005)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.04%	0.12%	0.17%	0.15%	0.21%	0.57%
Ratios to average net assets:
Expenses before expense reimbursement	0.0584%[4]	0.0588%	0.0533%	0.0594%	0.0645%	0.0763%
Expenses after expense reimbursement	0.0584%[4]	0.0527%	0.0400%	0.0400%	0.0400%	0.0314%
Net investment income	0.08%[4]	0.12%	0.17%	0.15%	0.21%	0.55%
Supplemental data:
Net assets, end of period (000’s)	$768,477	$675,298	$632,522	$560,182	$619,798	$681,160

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
[3]	Amount represents less than $0.0005 per share.
[4]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements

1. Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The eight series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Cash Management Prime Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. Each Fund, with the exception of UBS Cash Management Prime Relationship Fund and UBS International Equity Relationship Fund, calculates its net asset value per share as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share will be calculated as of the time trading was halted. UBS Cash Management Prime Relationship Fund calculates its net asset value per share as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. UBS International Equity Relationship Fund calculates its net asset value per share as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business.

UBS Relationship Funds

Notes to financial statements

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc, (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

UBS Relationship Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through

UBS Relationship Funds

Notes to financial statements

the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2014, except for forward foreign currency contracts for which average volumes during the year were greater than at year end for UBS International Equity Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund.

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2014 is as follows:

Asset derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$395,186	$395,186
Futures contracts[2]	530,417	598,308	—	1,128,725
Total value	$530,417	$598,308	$395,186	$1,523,911

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$(755,278)	$(755,278)
Futures contracts[2]	(157,219)	(225,305)	—	(382,524)
Total value	$(157,219)	$(225,305)	$(755,278)	$(1,137,802)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds

Notes to financial statements

Activities in derivative instruments during the period ended June 30, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,326,337)	$(1,326,337)
Futures contracts	1,596,464	2,139,892	—	3,736,356
Total net realized gain (loss)	$1,596,464	$2,139,892	$(1,326,337)	$2,410,019
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$347,836	$347,836
Futures contracts	504,709	(882,497)	—	(377,788)
Total change in net unrealized appreciation/depreciation	$504,709	$(882,497)	$347,836	$(29,952)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$14,665	$14,665
Futures contracts[2]	11,869	—	—	11,869
Options purchased[1]	—	836	—	836
Swap agreements[1]	—	14,742	—	14,742
Total value	$11,869	$15,578	$14,665	$42,112

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts and as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$(160,728)	$(160,728)
Futures contracts[2]	(1,152)	—	—	(1,152)
Swap agreements[1,2]	—	(43,550)	—	(43,550)
Total value	$(1,152)	$(43,550)	$(160,728)	$(205,430)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

UBS Relationship Funds

Notes to financial statements

Activities in derivative instruments during the period ended June 30, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(149,284)	$(149,284)
Futures contracts	27,400	—	—	27,400
Options purchased[2]	—	(3,345)	—	(3,345)
Swap agreements	—	(15,717)	—	(15,717)
Total net realized gain (loss)	$27,400	$(19,062)	$(149,284)	$(140,946)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$52,080	$52,080
Futures contracts	6,073	—	—	6,073
Options purchased[2]	—	(6)	—	(6)
Swap agreements	—	(10,457)	—	(10,457)
Total change in net unrealized appreciation/depreciation	$6,073	$(10,463)	$52,080	$47,690

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives
	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Forward foreign currency contracts[1]	$—	$9,233	$9,233
Futures contracts[2]	87,127	—	87,127
Total value	$87,127	$9,233	$96,360

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Forward foreign currency contracts[1]	$—	$(78,091)	$(78,091)
Futures contracts[2]	(18,083)	—	(18,083)
Swap agreements[1]	(82,585)	—	(82,585)
Total value	$(100,668)	$(78,091)	$(178,759)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds

Notes to financial statements

Activities in derivative instruments during the period ended June 30, 2014, were as follows:

	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$(430,343)	$(430,343)
Futures contracts	(408,326)	—	(408,326)
Options purchased[2]	—	(69,021)	(69,021)
Options written	—	35,177	35,177
Swap agreements	1,486	87,992	89,478
Total net realized loss	$(406,840)	$(376,195)	$(783,035)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$(78,814)	$(78,814)
Futures contracts	(66,251)	—	(66,251)
Options purchased[2]	—	42,092	42,092
Options written	—	(26,377)	(26,377)
Swap agreements	(20,709)	(163,526)	(184,235)
Total change in net unrealized appreciation/depreciation	$(86,960)	$(226,625)	$(313,585)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement (“MNA”) or similar agreement.

UBS Global Securities Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	395,186	(755,278)
Futures contracts	1,128,725	(382,524)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,523,911	(1,137,802)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,128,725)	382,524
Total gross amount of assets and liabilities subject to MNA or similar agreements	395,186	(755,278)

UBS Relationship Funds

Notes to financial statements

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	91,845	—	—	91,845
JPMCB	270,981	(188,170)	—	82,811
MSCI	32,360	—	—	32,360
Total	395,186	(188,170)	—	207,016

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
DB	(99,615)	—	—	(99,615)
GSI	(467,493)	—	—	(467,493)
JPMCB	(188,170)	188,170	—	—
Total	(755,278)	188,170	—	(567,108)

UBS International Equity Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	86,495	(128,936)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	86,495	(128,936)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	86,495	(86,495)	—	—

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(128,936)	86,495	—	(42,441)

UBS Relationship Funds

Notes to financial statements

UBS Global Corporate Bond Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	14,665	(160,728)
Futures contracts	11,869	(1,152)
Options purchased	836	—
Swap agreements	14,742	(43,550)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	42,112	(205,430)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(11,869)	30,353
Total gross amount of assets and liabilities subject to MNA or similar agreements	30,243	(175,077)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
DB	476	—	—	476
GSI	360	—	—	360
JPMCB	29,407	(29,407)	—	—
Total	30,243	(29,407)	—	836

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(57,043)	—	—	(57,043)
CITI	(1,860)	—	—	(1,860)
CSFB	(10,250)	—	—	(10,250)
JPMCB	(105,924)	29,407	—	(76,517)
Total	(175,077)	29,407	—	(145,670)

UBS High Yield Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Options purchased	95,629	—
Options written	—	(215,441)
Swap agreements	—	(15,761)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	95,629	(231,202)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	95,629	(95,629)	—	—

UBS Relationship Funds

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(218,561)	95,629	—	(122,932)
MLI	(12,641)	—	—	(12,641)
Total	(231,202)	95,629	—	(135,573)

UBS Opportunistic Emerging Markets Debt Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	9,233	(78,091)
Futures contracts	87,127	(18,083)
Swap agreements	—	(82,585)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	96,360	(178,759)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(87,127)	18,083
Total gross amount of assets and liabilities subject to MNA or similar agreements	9,233	(160,676)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	6,391	(6,391)	—	—
DB	2,411	(2,411)	—	—
JPMCB	431	—	—	431
Total	9,233	(8,802)	—	431

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(20,279)	6,391	—	(13,888)
CITI	(18,317)	—	—	(18,317)
CSFB	(23,719)	—	—	(23,719)
CSI	(12,122)	—	—	(12,122)
DB	(61,457)	2,411	—	(59,046)
GSI	(6,647)	—	—	(6,647)
MLI	(18,135)	—	—	(18,135)
Total	(160,676)	8,802	—	(151,874)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments footnotes.

UBS Relationship Funds

Notes to financial statements

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

UBS Relationship Funds

Notes to financial statements

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance income or realized gain. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2014, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make

UBS Relationship Funds

Notes to financial statements

a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any

UBS Relationship Funds

Notes to financial statements

recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

UBS Relationship Funds

Notes to financial statements

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and

UBS Relationship Funds

Notes to financial statements

economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2014, the following Funds recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
UBS Global Securities Relationship Fund	$903

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $340,145 and $569,463 for the period ended June 30, 2014 and the year ended December 31, 2013, respectively.

2. Investment advisory and administration fees and other transactions with affiliates

UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse

UBS Relationship Funds

Notes to financial statements

the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0700

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2014, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$11,050
UBS International Equity Relationship Fund	29,346
UBS U.S. Equity Alpha Relationship Fund	18,888
UBS Global Corporate Bond Relationship Fund	35,780
UBS Opportunistic Emerging Markets Debt Relationship Fund	16,933

During the period ended June 30, 2014, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$41,014
UBS International Equity Relationship Fund	85,903
UBS U.S. Equity Alpha Relationship Fund	61,808
UBS Global Corporate Bond Relationship Fund	103,143
UBS Opportunistic Emerging Markets Debt Relationship Fund	73,545

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the period ended June 30, 2014 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2014 have been included near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds

Notes to financial statements

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2014 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2014, were as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$124

3. Securities lending

Each Fund may lend portfolio securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Securities Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in Private Money Market Fund, which is included in the Fund’s Portfolio of investments. In addition, UBS Global Securities Relationship Fund received US government agency securities as collateral with a market value of $299,184 which cannot be resold. The value of loaned securities and related collateral at June 30, 2014 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Cash collateral received
UBS Global Securities Relationship Fund	$8,612,478	$8,836,734	$8,537,550

UBS Relationship Funds

Notes to financial statements

4. Purchases and sales of securities

For the period ended June 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$40,081,599	$49,682,063
UBS Emerging Markets Equity Relationship Fund	34,144,713	73,833,568
UBS International Equity Relationship Fund	9,898,135	10,287,972
UBS U.S. Equity Alpha Relationship Fund (long transactions)	39,938,847	31,456,557
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	13,122,874	20,716,357
UBS Global Corporate Bond Relationship Fund	7,119,249	4,365,784
UBS High Yield Relationship Fund	121,412,889	101,741,095
UBS Opportunistic Emerging Markets Debt Relationship Fund	17,323,011	2,881,492

For the period ended June 30, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$568,832	$600,234

5. Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund’s policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended June 30, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended December 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds

Notes to financial statements

7. Subsequent event

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS Global AM is currently evaluating the potential impact of these changes on the UBS Cash Management Prime Relationship Fund and expects to update shareholders further in advance of the October 2016 deadline.

UBS Relationship Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended December 31, 2013 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds

Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 5 and 6, 2014 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2014, June 5, 2014 and June 6, 2014 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods ended February 28, 2014. The Board also reviewed the memoranda provided by the Advisor providing an analysis

UBS Relationship Funds

Board approval of investment advisory agreements

of the markets and the Funds’ performance during the past year. In reviewing the Lipper Reports, the Board noted that each Fund, except the UBS Emerging Markets Equity Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS International Equity Relationship Fund, had appeared in one of the top three performance quintiles for the one-year performance period ended February 28, 2014. At the Board’s request, the Advisor further addressed the performance data for the UBS Emerging Markets Equity Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS International Equity Relationship Fund, each of which had appeared in one of the lower performance quintiles for the one-year performance period.

In explaining the performance of the UBS Emerging Markets Equity Relationship Fund over the one year period ended February 28, 2014, the Advisor noted that emerging markets stocks had generally performed poorly over the last year. The Advisor explained that the Fund’s strategy is a highly active share concentrated portfolio that is structured to outperform during an upward market but may underperform in a highly correlated downward trending market. The Advisor noted that, while the Fund underperformed relative to its peer group for the one-year performance period, the Fund performed well relative to its peer universe for the five-year and ten-year performance periods presented.

In discussing the performance of the UBS Opportunistic Emerging Markets Debt Relationship Fund for the one-year period ended February 28, 2014, the Advisor noted the Fund underperformed relative to its peer universe. In explaining the factors that contributed to the UBS Opportunistic Emerging Markets Debt Relationship Fund’s relative underperformance compared to its peer universe for the one-year performance period, the Advisor noted that the Fund is managed as a concentrated “high conviction” portfolio and therefore its short term peer ranks will often change as particular countries and currencies in which the Fund invests may come in or out of favor. The Advisor explained that the Fund’s relative underperformance as compared to its peers was due primarily to the Fund’s investments in longer duration Brazil debt and its overweight to local currency as compared to its peers. The Advisor explained that U.S. dollar-denominated debt generally outperformed local currency debt during the period and noted that any fund that allocated more heavily to local markets would reflect lower performance rankings. The Advisor noted that while the Fund underperformed relative to its peers for the one-year performance period, the Fund performed well relative to its peers for five-year and since inception performance periods presented.

In explaining the performance of the UBS International Equity Relationship Fund for the one-year performance period ended February 28, 2014, the Advisor noted that the Fund did have a positive return but underperformed relative to its peer universe. The Advisor stated that stock selection was the primary factor that contributed to the Fund’s underperformance as compared to its peers. The Advisor discussed recent changes to the Fund’s portfolio management team and expressed confidence in the strategy going forward. The Advisor noted that, while the Fund underperformed relative to its peer group for the one-year performance period, the Fund performed well relative to its peer universe for the five-year and ten-year performance periods presented.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of the UBS Emerging Markets Equity Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS International Equity Relationship Fund in comparison to their respective peers. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had one of the lowest total expense ratios in its respective Lipper peer group.

UBS Relationship Funds

Board approval of investment advisory agreements

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2.    Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.    Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.    Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable to the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that:

(i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.    Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:     /s/ Mark E. Carver

      Mark E. Carver

      President

Date:  September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:     /s/ Mark E. Carver

      Mark E. Carver

      President

Date:  September 8, 2014

By:     /s/ Thomas Disbrow

      Thomas Disbrow

      Vice President, Treasurer and Principal Accounting Officer

Date:  September 8, 2014